UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Esterline Technologies Corporation

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NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

ESTERLINE TECHNOLOGIES CORPORATION

500 108th Avenue NE

Bellevue, Washington 98004

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held March 3, 2010

To the Shareholders of Esterline Technologies Corporation:

NOTICE IS HEREBY GIVEN that the 2010 annual meeting of shareholders for ESTERLINE TECHNOLOGIES CORPORATION, a Delaware corporation (the “Company”), will be held on Wednesday, March 3, 2010, at 10:00 a.m. (local time), at the Seattle offices of Perkins Coie LLP, 1201 Third Avenue, Suite 4800, Seattle, Washington, for the following purposes:

(1)	to elect as directors of the Company the five nominees named in the attached proxy statement;

(2)	to consider and approve the Company’s Amended and Restated 2004 Equity Incentive Plan;

(3)	to consider and approve the Company’s Amended and Restated 2002 Employee Stock Purchase Plan;

(4)	to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 29, 2010; and

(5)	to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on January 5, 2010, as the record date for determination of shareholders entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

The Company’s Annual Report for fiscal year 2009 is provided for your convenience.

By order of the Board of Directors

ROBERT D. GEORGE
Vice President,
Chief Financial Officer,
Secretary and Treasurer

January 22, 2010

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held March 3, 2010

This proxy statement, which is first being provided to shareholders on or about January 22, 2010, has been prepared in connection with the solicitation by the Board of Directors of Esterline Technologies Corporation (the “Company”) of proxies in the accompanying form to be voted at the 2010 annual meeting of shareholders of the Company to be held on Wednesday, March 3, 2010, at 10:00 a.m. (local time), at the Seattle offices of Perkins Coie LLP, 1201 Third Avenue, Suite 4800, Seattle, Washington 98101, and at any adjournment or postponement thereof. The Company’s principal executive office is at 500 108th Avenue NE, Suite 1500, Bellevue, Washington 98004.

The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, officers and employees of the Company may, without additional compensation, solicit the return of proxies by telephone, telegram, messenger, facsimile transmission or personal interview. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and the Company may reimburse such persons for their expenses in so doing. The Company has retained MacKenzie Partners, Inc. to provide proxy solicitation services for a fee of $12,500, plus reimbursement of its out-of-pocket expenses.

Registered shareholders can vote in person, by telephone, by the Internet, by telephone or by mail, as described below. If you are a beneficial shareholder, please refer to the information forwarded by your broker, bank or other holder of record to see what options are available to you. Registered shareholders may cast their vote by:

(1)	Attending and voting in person at the annual meeting;

(2)

Accessing the Internet website specified in the Notice of Internet Availability and following the instructions provided on the website (or if printed copies of the proxy materials were requested, as specified in the printed proxy card);

(3)

Calling the telephone number specified in the Notice of Internet Availability and voting by following the instructions provided on the phone line (or if copies of the proxy materials were requested, as specified in the printed proxy card); or

(4)	Requesting a printed proxy card and completing, signing, dating and promptly mailing the proxy card in the envelope provided.

Any proxy given pursuant to the solicitation may be revoked at any time prior to being voted. A proxy may be revoked by the record holder or other person entitled to vote (a) by attending the meeting in person and voting the shares, (b) by executing another proxy dated as of a later date or (c) by notifying the Secretary of the Company in writing, at the Company’s address set forth on the notice of the meeting, provided that such notice is received by the Secretary prior to the meeting date. All shares represented by valid proxies will be voted at the meeting. Proxies will be voted in accordance with the specification made therein or, in the absence of specification, in accordance with the provisions of the proxy.

The Board of Directors has fixed the close of business on January 5, 2010, as the record date for determining the holders of common stock of the Company (the “Common Stock”) entitled to notice of and to vote at the annual meeting. The Common Stock is listed for trading on the New York Stock Exchange. At the close of business on the record date there were outstanding and entitled to vote 29,793,112 shares of Common Stock, which are entitled to one vote per share on all matters which properly come before the annual meeting.

The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote is required to constitute a quorum for the transaction of business at the meeting. The inspector of elections, who determines whether or not a quorum is present at the annual meeting, will count abstentions or withheld votes and broker non-votes, which are discussed further below, as shares of Common Stock that are present and entitled to vote for purposes of determining the presence of a quorum. There must be a quorum for the meeting to be held. The Company has appointed BNY Mellon Shareowner Services as the inspector of elections for the annual meeting.

Votes cast by proxy or in person at the annual meeting will be tabulated by the inspector of elections appointed for the annual meeting. The inspector of election will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining the presence of a quorum. For the election of directors, each nominee must receive an affirmative vote of a majority of votes cast, either in person or represented by proxy at the meeting. Shareholders are not entitled to cumulate votes in electing directors. The proposals to approve the Company’s Amended and Restated 2004 Equity Incentive Plan and the Amended and Restated 2002 Employee Stock Purchase Plan will be approved if a majority of the shares of Common Stock present in person or represented by proxy at the meeting vote in favor of each proposal and the shares voted represent a majority of the shares of Common Stock outstanding on the record date. An affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the meeting is required for approval of the proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2010.

Broker non-votes will not be considered votes cast or shares entitled to vote at the meeting and as a result, they will have no effect on the vote relating to the election of directors or the ratification of the selection of the Company’s independent registered public accounting firm. Broker non-votes on the proposals approving equity compensation plans will have an effect of a vote against the proposals. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Brokers may not exercise discretion to vote shares as to non-routine matters, such as the election of directors or the approval of equity compensation plans. Brokers may exercise discretion to vote shares as to which instructions are not given with respect to routine matters, such as the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm.

ELECTION OF DIRECTORS

The Company’s Bylaws, as amended and restated, provide for a board of directors that consists of not less than seven (7) or more than twelve (12) members, as may be fixed from time to time by the Board of Directors. The authorized size of the board is currently set at eleven. The Company’s Restated Certificate of Incorporation provides that the directors will be divided into three classes, with the classes serving for staggered, three-year terms such that approximately one-third of the directors are elected each year.

In March 2009, the Board of Directors increased the authorized number of directors of the Board to nine, elected Mr. LeRoy D. Nosbaum to fill the vacancy created by the expansion and, in accordance with the Company’s Restated Certificate of Incorporation, classified Mr. Nosbaum into the class of directors whose term expires at the 2010 annual meeting. Effective November 1, 2009, the Board of Directors increased the authorized number of directors of the Board to ten, elected Mr. R. Bradley Lawrence to fill the vacancy created by the expansion and, in accordance with the Company’s Restated Certificate of Incorporation, classified Mr. Lawrence into the class of directors whose term expires at the 2010 annual meeting. In December 2009, the Board of Directors increased the authorized number of directors of the Board to eleven, elected Mr. Gary E. Pruitt to fill the vacancy created by the expansion and, in accordance with the Company’s Restated Certificate of Incorporation, classified Mr. Pruitt into the class of directors whose term expires at the 2010 annual meeting.

Mandatory Retirement

In accordance with the Company’s Corporate Governance Guidelines, which requires directors to tender their resignation prior to the annual meeting of shareholders following their 72nd birthday, Mr. Robert S. Cline has advised the Board that he will retire as a director at the conclusion of the 2010 annual meeting. In light of the retirement of Mr. Cline, by resolution of the Board of Directors effective at the end of the 2010 annual meeting, the number of authorized members of the Board of Directors will be reduced to ten. In September 2009, as part of its succession planning efforts and to ensure Board continuity, the Board waived the mandatory retirement age with respect to its Lead Independent Director, Mr. John F. Clearman, who has been renominated for election as a director at the 2010 annual meeting.

Majority Voting in Director Elections

In December 2009, the Board of Directors amended and restated the Company’s Bylaws to adopt a majority vote standard in uncontested director elections. To be elected in an uncontested election, a director nominee must receive more “For” votes than “Against” votes. Abstentions will have no effect on the election of directors since only votes “For” or “Against” a nominee will be counted.

In connection with the amended and restated Bylaws of the Company, the Board of Directors also approved amendments to the Company’s Corporate Governance Guidelines to provide that the Board will nominate only those persons who tender, in advance, irrevocable resignations. The irrevocable resignations will be effective upon the failure to receive the required vote at any annual meeting at which they are nominated for re-election and Board acceptance of the resignation. The Board will act on the resignation, taking into account the recommendation of the Nominating & Governance Committee, and publicly disclose its decision within 90 days from the date of the certification of the election results. Any director who tenders such a resignation in accordance with the Corporate Governance Guidelines will not participate in the Nominating & Corporate Governance Committee recommendation or Board decision on the resignation. If the Board does not accept the resignation, the director will continue to serve until the next annual meeting and until his or her successor is duly elected, or until his or her earlier resignation or removal. If the Board accepts the resignation, then the Board, in its sole discretion, may fill any resulting vacancy or may decrease the size of the Board as provided for and in accordance with the Bylaws.

The Board of Directors recommends a vote FOR its director nominees named below.

Information as to each nominee and each director whose term will continue after the 2010 annual meeting is provided below. Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy to vote shares represented by properly executed proxies FOR the election of the nominees named below. The Board of Directors knows of no reason why any of its nominees will be unable or unwilling to serve. If any nominee becomes unavailable to serve, the Board of Directors intends for the persons named as proxies to vote for the election of such other persons, if any, as the Board of Directors may recommend.

Nominees to the class of directors whose term will expire at the 2013 annual meeting:

Paul V. Haack

Senior Partner (Retired), Deloitte & Touche LLP. Age 59.

Prior to 2006, Mr. Haack was a Senior Partner with Deloitte & Touche LLP (a public accounting firm) in their Chicago office on the Boeing and United Airlines accounts, having held such positions since 2001 and 2002, respectively. He is also a director of SonoSite, Inc. He has been a director of the Company since 2006.

R. Bradley Lawrence

President and Chief Executive Officer, Esterline Technologies Corporation. Age 62.

Mr. Lawrence has been President and Chief Executive Officer since November 2009. Prior to that time, he was President and Chief Operating Officer since July 2009 and Group Vice President since January 2007. From September 2002 to January 2007, he was President of Advanced Input Systems, a subsidiary of the Company. He has been a director of the Company since November 2009.

LeRoy D. Nosbaum

Executive Chairman of the Board (Retired), Itron, Inc. Age 63.

Mr. Nosbaum was the Executive Chairman of the Board of Itron, Inc. (a technology provider in the energy and water industries) from April 2009 to December 2009. Prior to that time, he was the Chairman of the Board and Chief Executive Officer of Itron, Inc., having held such positions since 2002. He has been a director of the Company since March 2009.

Nominee to the class of directors whose term will expire at the 2012 annual meeting:

Gary E. Pruitt

Chairman, Univar. Age 59.

Mr. Pruitt has been Chairman of Univar (a leading chemical distributor) since June 2002. In addition, he also served as Chief Executive Officer from June 2002 to October 2009. He is also a director of Public Storage, Inc., Itron, Inc. and Premera Blue Cross. He has been a director of the Company since December 2009.

Nominee to the class of directors whose term will expire at the 2011 annual meeting:

John F. Clearman

Special Advisor to the Board (Retired), Milliman USA. Age 72.

Prior to January 2003, Mr. Clearman was a Special Advisor to the Board of Milliman USA (an actuarial consulting firm), having held such position since August 2001. He is also a director for several other companies including Oberto Sausage, Inc., Washington Federal Savings, Inc., and Barclay Dean Interiors. He has been a director of the Company since 1989.

Continuing directors:

Lewis E. Burns

Director/Consultant (Retired), Dover Industries, Inc. Age 71.

Prior to January 2005, Mr. Burns was a Director/Consultant of Dover Industries, Inc. (a diversified manufacturing company), having held such position since July 2003. He has been a director of the Company since 2003, and his current term expires in 2012.

Robert W. Cremin

Chairman, Esterline Technologies Corporation. Age 69.

Mr. Cremin has been Chairman since January 2001. In addition, he also served as Chief Executive Officer from January 1999 to October 2009 and President from September 1997 to June 2009. He is also a director and Chairman of Dover Corporation and serves as the Honorary British Consul in Seattle. He has been a director of the Company since 1998, and his current term expires in 2011.

Anthony P. Franceschini

President and Chief Executive Officer (Retired), Stantec Inc. Age 58.

Prior to May 2009, Mr. Franceschini was the President and Chief Executive Officer of Stantec Inc. (an engineering, architecture and related professional services design firm), having held such positions since June 1998. He has served and continues to serve as a director of Stantec, Inc. since March 1994. He is also a director of ZCL Composites Inc. and Aecon Group Inc. He has been a director of the Company since 2002, and his current term expires in 2011.

Jerry D. Leitman

Chairman (Retired), FuelCell Energy, Inc. Age 67.

Prior to February 2007, Mr. Leitman was the Chairman of the Board of FuelCell Energy, Inc. (a fuel cell company), having held such position since June 2002. In addition, he also served as Chief Executive Officer from June 2002 to January 2006 and President from June 2002 to September 2005. He has been a director of the Company since 1998, and his current term expires in 2012.

James J. Morris

Vice President, Engineering and Manufacturing (Retired), The Boeing Company. Age 61.

Prior to 2007, Mr. Morris was the Vice President, Engineering and Manufacturing, of The Boeing Commercial Airplane Company, having held such position since 2005. Prior to that time, he was Vice President, Supplier Management, of The Boeing Commercial Airplane Company since 2000. He is a Principal at J2 Ventures and is a director of LORD Corporation and 2Source Manufacturing Inc. He has been a consultant to Héroux-Devtek, Inc. since 2008, and is also a consultant and member of the board of advisors of Seattle Aero LLC. He has been a director of the Company since 2007, and his current term expires in 2011.

OTHER INFORMATION AS TO DIRECTORS

Director Compensation

The following table describes the compensation earned by persons who served as non-employee directors during fiscal 2009. Employees of the Company serving on the Board or committees received no additional compensation for such service.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Total ($)
Lewis E. Burns	$53,000	$60,000	$113,000
John F. Clearman	81,250	60,000	141,250
Robert S. Cline	62,625	60,000	122,625
Anthony P. Franceschini	51,000	60,000	111,000
Paul V. Haack	61,625	60,000	121,625
Charles R. Larson (3)	46,500	—	46,500
Jerry D. Leitman	50,250	60,000	110,250
James J. Morris	53,750	60,000	113,750
LeRoy D. Nosbaum (4)	19,500	60,000	79,500
James L. Pierce (3)	50,250	—	50,250

(1)	Amounts in this column represent retainers, meeting fees and chair fees.

(2)

Amounts in this column represent the dollar amounts recognized for financial statement reporting purposes for fiscal 2009, in accordance with Accounting Standards Codification Topic 718 (ASC 718), formerly SFAS 123R, which is also equal to the grant date fair value of the awards, because the awards vest immediately upon grant.

(3)	Mr. Larson and Mr. Pierce both retired immediately following the March 4, 2009 Annual Meeting of Shareholders.

(4)	Mr. Nosbaum joined the Board in March 2009.

During fiscal 2009, the Company paid the following cash fees to non-employee directors:

Annual Retainer	$30,000
Lead Independent Director Additional Annual Retainer	25,000
Audit Committee Chair Additional Annual Retainer	12,500
Compensation Committee Chair Additional Annual Retainer	7,500
Nominating & Corporate Governance Committee Chair Additional Annual Retainer	5,000
Strategy & Technology Committee Chair Additional Annual Retainer	5,000
In Person Board Meeting	1,500
In Person Committee Meeting	1,500
Telephonic Board Meeting	750
Telephonic Committee Meeting	750

All stipends and meeting attendance fees are paid quarterly in arrears. The Company also reimburses non-employee directors for reasonable expenses incurred in attending Board and committee meetings.

In addition, the Company pays each non-employee director compensation in the form of an annual issuance of $60,000 worth of fully-paid Common Stock immediately following each annual meeting of shareholders. During fiscal 2009, shares to non-employee directors were issued under the Amended and Restated Non-Employee Directors’ Stock Compensation Plan until all shares under that plan were exhausted and the remaining shares were issued under the Company’s 2004 Equity Incentive Plan.

On September 9, 2009, the Board approved, based on the Compensation Committee’s recommendation, the following changes to the compensation to be paid to the Company’s non-employee directors, effective for fiscal 2010:

•	an annual retainer of $150,000 for the non-executive Chairman of the Board (in lieu of the standard $30,000 annual retainer for non-employee directors); and

•	an increase in the value of fully-paid stock compensation from $60,000 to $72,000.

Board and Board Committees

There were six meetings of the Board of Directors during fiscal 2009. During fiscal 2009, each director attended at least 89% of the total number of meetings of the Board of Directors and Board committees of which he was a member.

Non-management directors meet in executive session on a regular basis, generally at each scheduled Board meeting. The Chairman of the Board, if a non-management director, presides over the executive sessions. Because the Chairman of the Board was an employee of the Company, the Lead Independent Director, John F. Clearman, presided. Non-management directors who are considered independent under the NYSE independence listing standards also meet in executive session at least annually. In addition, the Audit Committee has adopted the practice of reserving time at each meeting to meet without members of Company management present. The Compensation Committee and the Nominating & Corporate Governance Committee also have adopted a similar practice of meeting periodically without members of Company management present.

The Board of Directors currently does not have a policy with regard to director attendance at the Company’s annual shareholders meeting; however, it schedules the first quarter meeting of the Board of Directors on the same date as the annual shareholders meeting. All of the Company’s directors attended the annual shareholders meeting in 2009.

Board Independence. The Board has reviewed the relationships between the Company and each director and has determined that a majority of the directors are independent for purposes of the NYSE corporate governance listing standards. In accordance with these listing standards, the Board adopted its own set of specified criteria, identified in the Company’s Corporate Governance Guidelines which are posted on the Company’s website at www.esterline.com under the Corporate Governance tab, to assist it in determining whether any relationship between a director and the Company impairs independence. Using the adopted criteria, the Board affirmatively determined that all of the directors, other than Mr. Cremin and Mr. Lawrence, are independent under the NYSE listing standards. Mr. Cremin does not meet NYSE independence listing standards due to his recent position as Chairman, President and Chief Executive Officer of the Company. Mr. Lawrence does not meet NYSE independence listing standards due to his current position as President and Chief Executive Officer of the Company.

The Audit Committee currently consists of Messrs. Haack (Chairman), Cline, Franceschini, and Morris, each of whom is independent in accordance with applicable rules promulgated by the Securities and Exchange Commission (“SEC”) and NYSE listing standards. The Audit Committee selects and retains the independent registered public accounting firm to audit the Company’s annual financial statements, approves the terms of the engagement of the independent registered public accounting firm and reviews and approves the fees charged for audits and for any non-audit assignments. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is posted on the Company’s website at www.esterline.com under the Corporate Governance tab. The Audit Committee’s responsibilities also include, among others, overseeing (1) the integrity of the Company’s financial statements, which includes reviewing the scope and results of the annual audit by the independent registered public accounting firm, any recommendations of the independent registered public accounting firm resulting therefrom and management’s response thereto and the accounting principles being applied by the Company in financial reporting, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent registered public accounting firm’s qualifications and independence, (4) the performance of the Company’s internal auditors and the independent registered public accounting firm, and (5) such other related matters as may be assigned to it by the Board of Directors. The Audit Committee met eight times during fiscal 2009.

The Board of Directors has determined that Mr. Cline and Mr. Haack each qualify as an “audit committee financial expert” as defined in Item 407 of Regulation S-K promulgated by the SEC and that each Audit Committee member has accounting and financial management literacy under NYSE listing standards.

The Compensation Committee currently consists of Messrs. Leitman (Chairman), Burns, Clearman, and Franceschini, each of whom is independent in accordance with applicable NYSE listing standards. The Compensation Committee develops, evaluates and recommends to the Board for its approval corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluates the Chief Executive Officer and other corporate officers in light of corporate goals and objectives, recommends the form and level of compensation for officers of the Company, recommends compensation for Board members and is responsible for performing the other related responsibilities set forth in its written charter, which is posted on the Company’s website at www.esterline.com under the Corporate Governance tab. The Compensation Committee also administers the Company’s stock option plans and incentive compensation plans for senior corporate management, which includes recommending amendments to such plans. When appropriate, the Compensation Committee may form and delegate authority to subcommittees, or may delegate authority to one or more designated members of the Board or to corporate officers. The Chief Executive Officer and the Vice President of Human Resources are non-voting advisors to the Compensation Committee. The Compensation Committee solicits and considers recommendations from the Chief Executive Officer as to compensation for the other executive officers. The Compensation Committee has engaged Watson Wyatt Worldwide, an independent executive compensation consultant, to help the Committee develop and review compensation programs for Company executives, including providing and analyzing survey data for executive officer and director compensation and providing recommendations related to the design of executive incentive plans. The Compensation Committee met six times during fiscal 2009.

The Executive Committee currently consists of Messrs. Cremin (Chairman), Clearman, Franceschini and Leitman. The Executive Committee reviews situations that might, at some future time, become items for consideration of the entire Board of Directors and acts on behalf of the entire Board of Directors between its meetings. The Executive Committee did not meet during fiscal 2009.

The Nominating & Corporate Governance Committee currently consists of Messrs. Burns (Chairman), Cline and Nosbaum, each of whom is independent in accordance with applicable NYSE listing standards. The Nominating & Corporate Governance Committee recommends director candidates to the entire Board, oversees the evaluation of the Board of Directors and Company management, develops and monitors corporate governance principles, practices and guidelines for the Board of Directors and the Company, and is responsible for performing the other related responsibilities set forth in its written charter, which is posted on the Company’s website at www.esterline.com under the Corporate Governance tab. The Nominating & Corporate Governance Committee met four times during fiscal 2009.

The Strategy & Technology Committee currently consists of Messrs. Morris (Chairman), Haack, and Nosbaum. The Strategy & Technology Committee reviews and makes recommendations to the Board of Directors regarding business and technology acquisition opportunities, monitors and evaluates the execution and performance of significant new product and technology launches, and monitors and evaluates the Company’s research and development programs. The Strategy & Technology Committee met nine times during fiscal 2009.

Director Nominations and Qualifications

In accordance with the Company’s Bylaws, as amended and restated, any shareholder entitled to vote for the election of directors at the annual meeting may nominate persons for election as directors at the 2011 annual shareholders meeting only if the Corporate Secretary receives written notice of any such nominations no earlier than October 3, 2010, and no later than November 2, 2010. Such nominations should be sent to: Esterline Technologies Corporation, Attn: Corporate Secretary, 500 108th Avenue NE, Suite 1500, Bellevue, WA 98004. Any shareholder notice of intention to nominate a director shall include:

•	the name and address of the shareholder;

•	a representation that the shareholder is entitled to vote at the meeting at which directors will be elected;

•	the number of shares of the Company that are beneficially owned by the shareholder;

•	a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

•	the following information with respect to the person nominated by the shareholder:

•	name and address;

•	other information regarding such nominee as would be required in a proxy statement filed pursuant to applicable rules promulgated by the SEC; and

•	a description of any arrangements or understandings between the shareholder and the nominee and any other persons (including their names), pursuant to which the nomination is made; and

•

the consent of each such nominee to serve as a director if elected and a statement whether such person, if elected, intends to tender, promptly following such person’s election or re-election, an irrevocable resignation effective upon such person’s failure to receive the required vote for re-election at any subsequent meeting at which such person would face re-election and upon acceptance of such resignation by the Board of Directors.

The Chairman of the Board, other directors or senior management of the Company may also recommend director nominees. The Nominating & Corporate Governance Committee will evaluate recommended director nominees, including those that are submitted to the Company by a shareholder, taking into consideration certain criteria such as business and community service skills and experience, policy-making experience, record of accomplishments, personal integrity and high moral responsibility, capacity to evaluate strategy and reach sound conclusions and current Board composition. In addition, prospective directors must have time available to devote to Board activities and be able to work well with the Chief Executive Officer and other members of the Board.

The Company did not receive any shareholder nominations for director to be considered by the Nominating & Corporate Governance Committee for the 2010 annual shareholders meeting.

Communications with the Board

Shareholders, and other interested parties, may contact Mr. Clearman, as the Lead Independent Director, the non-management directors as a group, the Board of Directors as a group or an individual director by the following means:

Email:	boardofdirectors@esterline.com

Mail:	Board of Directors Attn: Lead Independent Director or Corporate Secretary Esterline Technologies Corporation 500 108th Avenue NE, Suite 1500 Bellevue, WA 98004

Each communication should clearly specify the name of the individual director or group of directors to whom the communication is addressed. Communications sent by email are delivered directly to the Lead Independent Director and to the Corporate Secretary, who will promptly forward such communications to the specified director addressees. Communications sent by mail will be promptly forwarded by the Corporate Secretary to the specified director addressee or, if such communication is addressed to the full Board of Directors, to the Chairman of the Board and the Lead Independent Director, who will promptly forward such communication to the full Board of Directors. Shareholders wishing to submit proposals for inclusion in the proxy statement relating to the 2011 annual shareholders meeting should follow the procedures specified under “Shareholder Proposals for 2011” below. Shareholders wishing to nominate or recommend directors should follow the procedures specified under “Other Information as to Directors—Director Nominations and Qualifications” above.

CODE OF ETHICS

The Company has adopted a code of ethics that applies to its accounting and financial employees, including the Chief Executive Officer and Chief Financial Officer. This code of ethics, which is included as part of the Company’s Code of Business Conduct and Ethics that applies to the Company’s employees and directors, is posted on the Company’s website at www.esterline.com under the Corporate Governance tab. The Company intends to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to or waiver from application of the code of ethics provisions of the Code of Business Conduct and Ethics that applies to the Chief Executive Officer or the Chief Financial Officer, and any other applicable accounting and financial employee, by posting such information on its website at www.esterline.com under the Corporate Governance tab.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of shares of Common Stock as of January 5, 2010, by (i) each person or entity who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each of the Company’s directors, (iii) each of the Company’s Named Executive Officers and (iv) all directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class
Dimensional Fund Advisors LP Palisades West – Bldg. One, 6300 Bee Cave Road, Austin, TX 78746	2,309,111	(3)	7.8%
Barclays Global Investors N.A. 400 Howard Street, San Francisco, CA 94105	2,040,603	(4)	6.8%
Robert W. Cremin	417,901	(5)	1.4%
Robert D. George	138,825	(5)	*
Stephen R. Larson	94,975	(5)	*
Frank E. Houston	62,350	(5)	*
R. Bradley Lawrence	34,991	(5)	*
John F. Clearman	21,976		*
Jerry D. Leitman	20,642		*
Lewis E. Burns	17,934		*
Robert S. Cline	12,344		*
Anthony P. Franceschini	9,562		*
James J. Morris	5,788		*
Paul V. Haack	5,321		*
LeRoy D. Nosbaum	2,654		*
Gary E. Pruitt	—		—
Directors, nominees and executive officers as a group (17 persons)	919,579	(5)	3.0%

*	Less than 1%
(1)	Unless otherwise indicated, the business address of each of the shareholders named in this table is Esterline Technologies Corporation, 500 108th Avenue NE, Bellevue, Washington 98004.

(2)

Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of Common Stock subject to options currently exercisable or exercisable within 60 days after January 5, 2010, are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of January 5, 2010, there were 29,793,112 shares of Common Stock outstanding. Unless otherwise indicated in the footnotes to this table, the person and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(3)

The information on the number of shares held is based upon a Schedule 13G filed on February 9, 2009, on behalf of Dimensional Fund Advisors LP (“Dimensional”). Based upon such filing, Dimensional is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. Dimensional furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. These investment companies and investment vehicles are the “Funds.” In its role as investment advisor or investment manager, Dimensional possessed sole voting and investment power over all of the shares. The Funds own all of the shares, and Dimensional disclaims beneficial ownership of such shares. Dimensional has sole voting power over 2,256,289 shares and sole dispositive power over 2,309,111 shares.

(4)

The information on the number of shares held is based on a Schedule 13G filed on February 6, 2009, on behalf of Barclays Global Investors, N.A., Barclays Global Fund Advisors and Barclays Global Investors, Ltd. (collectively, “Barclays Investors”). According to such filing, Barclays Investors beneficially owns 2,040,603 shares.

(5)

Includes shares subject to options granted under the Company’s Amended and Restated 1997 Stock Option Plan and the Company’s 2004 Equity Incentive Plan which are exercisable currently or within 60 days of January 5, 2010, as follows: Mr. Cremin, 413,875 shares; Mr. George, 137,825 shares; Mr. Houston, 62,350 shares; Mr. Larson, 92,975 shares; Mr. Lawrence, 34,600 shares; and directors, nominees and executive officers as a group, 814,300 shares.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

Compensation for our executives during fiscal 2009 was based on our performance, which was solid for the fiscal year, and strong for fiscal 2007-2009, the three-year period that determined awards under our long-term incentive compensation plan. Underlying the consolidated fiscal 2009 results was a mix of positive and negative factors. For example, operating results were adversely affected by volatile currency exchange rates, reductions in our after-market spares sales due to the general economic downturn and related reductions in air traffic, and to operating losses at our flare countermeasure units. Nevertheless, we benefited from significantly improved results at our avionics systems operations, incremental earnings from the Racal Acoustics acquisition we made early in the fiscal year, and from consistent results at our control systems, power systems, and combustible ordnance operations. These operations benefited from continued demand for defense products, reduced research and development expenditures, increased funding from customers and governments, as well as from effective cost control. We also realized a gain on the sale of our U.K.-based Muirhead and Traxsys subsidiaries in early fiscal 2009. Esterline’s stock price performance for fiscal 2009 and for the fiscal 2007-2009 period compares favorably to peer indices as shown on the “Comparison of Cumulative Five Year Total Return” graph published in Part II, Item 5 of the Company’s Annual Report on Form 10-K for the fiscal year ended October 30, 2009.

Our longstanding compensation principles emphasizing pay-for-performance and paying competitively remained the same. As a result:

•	Base salary increases were modest, with the exception of individuals who were promoted, assigned significant additional responsibilities and/or whose base salaries were below competitive levels;

•

Annual incentive compensation awards matched solid fiscal year earnings with an above-target achievement of $4.00 per share (that did not exclude a long-term gain on the sale of Muirhead), resulting in payouts at 117.5% of target amounts; and

•	Long-term incentive plan awards for the 2007-2009 performance cycle were paid at 233% of target amounts, consistent with strong earnings per share growth and return on invested capital results.

We had some significant changes in our executive management team during fiscal 2009. Effective December 31, 2008, Larry A. Kring retired from his position as Group Vice President, with Frank E. Houston and R. Bradley Lawrence assuming responsibility for operations previously assigned to him. In June 2009, Mr. Lawrence was appointed to the new position of President and COO, at which point Robert W. Cremin continued as CEO and Chairman of the Board. Effective November 1, 2009, Mr. Cremin retired as CEO and Mr. Lawrence was elected to the Board and succeeded Mr. Cremin as CEO. Mr. Cremin continues to serve as Chairman of the Board. In November 2009, we announced the appointment of Albert S. Yost as a new Group Vice President succeeding Mr. Lawrence.

Objectives of Executive Compensation Program

The Compensation Committee of the Board of Directors works to provide our executives with competitive compensation opportunities that reward good performance and promote shareholder interests. We base our executive compensation practices on principles designed to align executive compensation with Company business strategy, management initiatives, financial objectives and performance. In applying these principles, the Committee has established an executive compensation program to:

•	Attract and retain key executives critical to the success of the Company;

•	Support a pay-for-performance environment that rewards both the Company’s annual financial results and its longer-term achievements as compared to market benchmarks;

•	Reward executives for long-term strategic management and the enhancement of shareholder value; and

•	Optimize organizational and individual performance while controlling associated risk.

The Committee applies the same philosophy, objectives, and methods for establishing the CEO’s compensation as it does for all other executive officers. The Committee and the independent members of the Board approve all officer compensation programs and establish individual pay levels for all executive officers.

Summary of Compensation Program Components

We believe the components of our compensation program provide an appropriate mix of fixed and variable pay, balance shorter-term operational performance with long-term increases in shareholder value, reinforce a performance-oriented environment, and encourage recruitment and retention of our key executives. The Committee reviews the executive compensation program annually and makes adjustments as appropriate to meet Company objectives. In fiscal 2009, our executive compensation program remained consistent with our program for fiscal 2008 and had the following principal components:

•	Base salary, which is fixed annual cash compensation that is competitive with market salary levels for the skills and experience necessary to lead the Company;

•

Annual cash incentive, which provides cash incentive awards based on Company performance against specific targets, with the purpose of motivating and rewarding achievement of our critical yearly strategic and financial goals, thus fostering a performance-oriented environment;

•

Long-term incentives, through the combination of stock option grants and a cash-based long-term incentive program, which align officers’ interests with those of our shareholders, motivate and reward profitable Company growth over the long term, and provide a retention incentive;

•

Retirement earnings opportunities, through a 401(k) savings plan, a traditional pension plan, and two supplemental executive retirement and deferred compensation programs which provide competitive benefits, encourage retention and allow executives to save for their retirement and to defer taxation;

•

Limited perquisites, mainly involving automobile allowances and financial planning advisory services that are common in the marketplace and that allow executives to focus more of their time on achieving the Company’s goals and objectives; and

•	Change in control agreements, with common terms that encourage officers to remain focused on Company business in the event of rumored or actual change in corporate control.

Determination of Compensation Levels

To attract and retain key executives, the Committee annually reviews the executive labor market in which we compete for talent. With the help of Watson Wyatt Worldwide, an outside executive compensation consultant, the Committee compares compensation levels for our executives to the compensation paid to executives of comparable companies in the market in which we compete for employees. Our revenue for fiscal 2009 was $1.43 billion. Accordingly, the Committee focused its review on comparative data for companies with similar revenues, as noted in the discussion of market surveys below.

In determining fiscal 2009 compensation, the Committee did not benchmark against a peer group of specific companies, but rather relied on the following published surveys to gain an understanding of the market for positions of comparable responsibility (company names in these surveys are proprietary and not available to the Company):

•

2008/2009 Watson Wyatt Top Management Compensation Report – Durable Goods Manufacturing Data. This survey covers 492 companies. Regression (trend-line) analysis was used to extrapolate salary and annual incentive values for companies with revenues of $1.5 billion and $1.75 billion.

•

2008 Mercer Executive Survey – Durable Goods Manufacturing Data. This survey covers 308 companies. Regression (trend-line) analysis was used to extrapolate compensation values for companies with revenues of $1.5 billion and $1.75 billion.

•

2008/2009 Watson Wyatt Long-Term Incentive Report – General Industry Long-Term Incentives Annual Multiple Tables. This survey covers 275 companies and reports long-term incentive values for 2,600 executives as a multiple of base salary for various base salary levels.

The Committee reviewed and compared the executives’ aggregate target direct compensation (base salary, short- and long-term incentives at target) against the aggregate compensation offered to executives in the market surveys. In doing so, the Committee reviews 25th, 50th and 75th percentile values. For further information as to the Committee’s use of these market reference points and other factors that were considered in determining compensation levels, see the discussion below concerning each compensation component.

When the Committee evaluates any significant component of an executive officer’s total compensation, it considers the aggregate amounts and mix of all components in making its decision. For fiscal 2009, the Committee reviewed all components of compensation for each executive officer to get a complete picture of the total compensation opportunities awarded, including base salary, short-term incentive compensation, long-term incentive compensation, retirement earnings opportunities, the dollar value to the executive and cost to the Company of all perquisites and other personal benefits, and the earnings and the potential payout obligations under change in control scenarios. Based on this review, the Committee determined that the executive officers’ total compensation opportunities were competitive, reasonable and not excessive.

Components of Executive Officer Compensation

The Committee believes the executive compensation program should be structured so that a significant portion of an executive’s compensation is at-risk and is subject to the Company’s performance. Accordingly, in fiscal 2009, the Committee provided executives with compensation packages (base salary, short- and long-term incentives at target) that included an average of 65% of at-risk compensation based on an aggregate of short-term and long-term cash bonus opportunities and stock options.

Base Salary

The Committee targets base salaries to be competitive in light of relative performance of other organizations in the marketplaces in which we compete for key executive officers. Based on the salary surveys listed above, and with the assistance of Watson Wyatt Worldwide, the Committee has developed and maintains a salary structure for the executive positions that defines a range of salary opportunities for each position. The range takes into account competitive norms, scope and complexity of responsibilities, internal equity, and the Company’s financial condition.

Actual salaries are based on the qualifications, experience and sustained individual performance of the executive. The Committee also solicits and considers the CEO’s recommendations for salary decisions concerning other executive officers. The independent members of the Board set all executive base salaries, including that of the CEO, based on the factors outlined in this section and on the Committee’s recommendations. In addition, the Committee and the independent members of the Board conduct an annual performance evaluation of the CEO, the results of which significantly contribute to decisions concerning CEO compensation.

At the outset of fiscal 2009, the independent members of the Board approved base salary increases for executives as follows:

•

Increases ranging from 3.0% to 5.6% for Mr. Cremin, Robert D. George and Stephen R. Larson, whose responsibilities were relatively unchanged and whose salaries were competitive with market levels. In determining these increases, the Committee also took into account that executives earned substantial incentive awards based upon fiscal 2008 performance.

•

Increases of 16.1% and 17.9% for Mr. Houston and Mr. Lawrence, respectively, in order to bring their base salaries to more competitive levels, recognizing they were below market medians, and due to significant increases in their job responsibilities as Group Vice Presidents when they assumed responsibility for operations previously assigned to Mr. Kring, who retired as a Group Vice President effective December 31, 2008.

Mr. Lawrence’s base salary was further increased in June 2009, from $330,000 to $400,000, in connection with his promotion to President and COO and again from $400,000 to $600,000 when he was promoted to President and CEO effective November 1, 2009. Fiscal 2009 individual base salaries for executives fell between the 45th and 70th percentiles of competitive reference point values, depending on level of experience in their positions, with more experienced executives’ bases salaries falling in the higher end of the spectrum. Mr. Lawrence’s base salary as President and CEO effective for fiscal 2010 is over $275,000 less than what Mr. Cremin’s base salary was when he retired as CEO, and is closer to the 25th percentile of competitive reference point values, recognizing that this is a new role for Mr. Lawrence, whereas Mr. Cremin had served as CEO for many years.

Annual Incentive Compensation Plan

We provide executives with annual incentive award opportunities contingent upon meeting pre-defined financial goals for the year. The purpose of the annual incentive plan is to encourage our officers to make prudent decisions that will strengthen current year financial results for shareholders. No executive is eligible to receive annual incentive compensation unless the Company achieves a minimum level of performance recommended by the Committee and approved by the independent members of the Board.

The Committee identified a target award amount of annual incentive compensation for each participant expressed as a percentage of the base salary rate in effect as of the last day of the fiscal year. This percentage varied in proportion to the level of the individual executive’s responsibility within the Company and took into account the comparative median (50th percentile) incentive compensation percentages from compensation surveys. The target award amount was not guaranteed, but reflected what would be payable if targeted results were achieved. The following table shows the fiscal 2009 target award amount for each Named Executive Officer under our annual incentive plan:

Executive	Title	Target Annual Incentive Compensation as % of Base Salary
Robert W. Cremin (1)	Chairman, President and Chief Executive Officer	60%
Robert D. George	Vice President, Chief Financial Officer, Secretary and Treasurer	40%
Frank E. Houston	Group Vice President	35%
Stephen R. Larson	Vice President, Strategy and Technology	40%
R. Bradley Lawrence (1)	Group Vice President	35%

(1)

Mr. Cremin ceased to be President in June 2009 when Mr. Lawrence was promoted from Group Vice President to President and COO. Effective November 1, 2009, Mr. Cremin retired as CEO and Mr. Lawrence was promoted to President and CEO. Messrs. Cremin’s and Lawrence’s targets continued at 60% and 35% of base salary, respectively, through fiscal 2009.

For fiscal 2009, earnings per share based on all operating earnings was the sole financial performance goal for the annual incentive plan. This goal was selected because the Committee believes earnings performance is the primary criterion on which short-term Company success is measured by shareholders and stock market analysts. The annual incentive plan’s earnings per share target was $3.80. The following table shows the potential payouts for each Named Executive Officer under the annual incentive plan based on various levels of achievement of the earnings per share goal (with interpolation for achievement between threshold and target or between target and maximum):

	Threshold	Target	Maximum
Earnings Per Share	$2.66	$3.80	$4.94
Potential Payout (as a % of target award amount)	25%	100%	200%

Actual earnings per share achieved was $4.00, which was equal to 105% of the earnings per share target, resulting in a payout of 117.5% of the target award amounts. The Committee recommended and the independent members of the Board approved the decision that fiscal 2009 reported earnings would not exclude the long-term gain on the sale of the Company’s Muirhead subsidiary, which occurred early in the fiscal year. Reported earnings from continued operations were $3.58 per share, and the Muirhead gain added $0.42 per share to the performance results on which the annual incentive plan awards were computed. The basis for this decision was to reward executives for skillful management of Muirhead’s business value over time, and of the divestiture project itself, which optimized financial results for the Company and its shareholders. This is consistent with the treatment of previous divestitures, where related gains or losses have been included for purposes of computing annual incentive plan performance. Actual award amounts under the annual incentive plan are reflected in the Summary Compensation Table for Fiscal 2009 included in this proxy statement.

After award amounts were computed for fiscal 2009, the Committee had discretion under plan terms to adjust the actual amount paid to each executive upward or downward by as much as 25% of the greater of the executive’s computed award and the executive’s target award amount to reflect the executive’s individual contribution to the achievement of the Company’s performance goals. The Committee seldom makes such adjustments and did not make any to the award amounts for fiscal 2009. This discretionary adjustment authority does not apply to CEO awards or those for any other executive if the award is intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

Long-Term Incentives

We believe that the combination of stock option grants and a cash-based long-term incentive plan (LTIP) provide executives with competitive long-term incentive opportunities. Stock option grants and the LTIP are designed to work in concert with other executive compensation elements to:

•	Focus executives on increasing total shareholder returns over the long term by concentrating on key drivers of share price;

•	Encourage executives to take reasonable, long-term business investment risks by measuring performance over multiple years; and

•	Encourage profitable growth and effective use of assets in achieving growth goals.

Based on compensation survey data and Committee recommendations, the independent members of the Board assigned each participating executive an aggregate target award value to be delivered through options and the LTIP expressed as a percentage of the base salary rate in effect as of the last day of the fiscal year. This value varies in proportion to the level of the individual executive’s responsibility within the Company and takes into account the comparative median (50th percentile) long-term incentive compensation percentages from compensation surveys. The long-term incentive target award values to be delivered through options and the LTIP for each of our Named Executive Officers for fiscal 2009 were as follows:

Executive	Title	Target Annual Award Value for Options and Cash LTIP as % of Base Salary
Robert W. Cremin	Chairman, President and Chief Executive Officer	245%
Robert D. George	Vice President, Chief Financial Officer, Secretary and Treasurer	140%
Frank E. Houston	Group Vice President	105%
Stephen R. Larson	Vice President, Strategy & Technology	130%
R. Bradley Lawrence (1)	Group Vice President	105%

(1)

Mr. Cremin ceased to be President in June 2009 when Mr. Lawrence was promoted from Group Vice President to President and COO. Effective November 1, 2009, Mr. Cremin retired as CEO and Mr. Lawrence was promoted to President and CEO. Messrs. Cremin’s and Lawrence’s target award value for options and LTIP continued at 245% and 105%, respectively, of base salary through fiscal 2009. However, the table does not reflect the special option for 20,000 shares granted to Mr. Lawrence in connection with his promotion to President and COO.

For Mr. Cremin, the allocation of the long-term incentive target award value for fiscal 2009 was 70% to stock options and 30% to LTIP. For other executives, the allocation for fiscal 2009 was 60% to stock options and 40% to LTIP.

Stock Options

Based on advice from Watson Wyatt Worldwide, the Committee determined the number of options for each grant by multiplying the dollar value of the award by 0.40 to reflect the traditional industry estimated market value of options. This 0.40 multiple will vary from the actual Black-Scholes value of stock options on any given date of grant. The stock options granted to the Named Executive Officers in fiscal 2009 are disclosed in the Grants of Plan-Based Awards Table for Fiscal 2009 included in this proxy statement.

The independent members of the Board grant options based on Committee recommendations, with an exercise price equal to the closing price of our Common Stock on the date of grant, and the options become vested and exercisable over time. Typically, each grant vests and becomes exercisable on an annual basis ratably over four years, and continues to be exercisable until ten years from the date granted. The options provide incentive for the creation of shareholder value over the long term because the executives cannot realize the full benefit of the options unless our Common Stock price appreciates during the option term.

Generally, stock options to executives are granted once per year in December when other aspects of executive compensation are reviewed. The Committee may also recommend option grants at other appropriate times, such as in connection with promotions. In connection with his promotion to President and COO, effective June 4, 2009, Mr. Lawrence received an option grant for 20,000 shares, consistent with prior practice for promotional grants and to maintain internal equity.

Cash-Based Long-Term Incentive Plan

The LTIP first adopted in fiscal 2005 was continued for fiscal 2009. In this plan, a new LTIP performance period begins with each fiscal year and extends for three years. Accordingly, there are three overlapping LTIP performance periods running at any given time. For example, currently, the 2008-2010 cycle is in its last year, the 2009-2011 cycle is in its second year and the 2010-2012 cycle is in its first year. The two relevant cycles for purposes of fiscal 2009 compensation are (1) the 2007-2009 cycle which ended on the last day of fiscal 2009 and for which payments were made in early fiscal 2010 and (2) the 2009-2011 cycle for which awards were granted in early fiscal 2009.

In December 2008, the independent members of the Board assigned each participating executive a target award value for the 2009-2011 performance cycle based on compensation survey data and on Committee recommendations, as discussed above. The target award value is not guaranteed, but reflects what will be payable if the Company achieves established performance goals. Actual awards paid may be larger or smaller than target awards depending on Company performance results measured over the three-year period. Earning opportunities range from 0% to 400% of target award values. Payments are made in cash.

There are two performance goals under the LTIP: (1) growth in earnings per share and (2) return on invested capital. Payout amounts under the LTIP are determined based on the level of achievement of each of these two performance goals relative to each other, pursuant to a matrix where earnings per share growth is one axis and return on invested capital is the other axis. For purposes of the LTIP, (1) growth in earnings per share is based on all operating earnings and is calculated as the compound annual growth rate measured from the beginning of the base year to the end of the last year in a given performance cycle and (2) return on invested capital is calculated as net income (before extraordinary items) divided by the monthly average invested capital during the corresponding fiscal year, averaged over the applicable performance cycle and expressed as a percentage. These two goals were selected for the LTIP based on the results of a 2005 study performed by an independent executive compensation consulting firm that showed a strong correlation between these two measures and sustained shareholder returns for companies in the S&P SmallCap 600 Index, such as ours.

The performance targets established for each of the 2007-2009 performance cycle and the 2009-2011 performance cycle are the same and are consistent with long-term market median performance, inclusive of option expenses: 10% earnings per share growth and 6.0% return on invested capital. For awards under each of these performance cycles to equal 400% of target amounts, earnings per share would need to grow by 32% and return on invested capital would need to equal 10%. For the 2007-2009 performance cycle, actual achievement of the growth in earnings per share goal was 23.0% and actual achievement of the return on invested capital goal was 7.5%. Accordingly, executives were paid 233% of their respective target amounts. For the reasons explained above with respect to the Board’s decision not to exclude the long-term gain on the sale of Muirhead in determining earnings per share achievement for the annual incentive plan, the independent members of the Board applied the same decision with respect to the growth in earnings per share calculation under the LTIP. Growth in earnings per share without the Muirhead gain would have been 18.5%. Actual award amounts under the LTIP are reflected in the Summary Compensation Table for Fiscal 2009 in this proxy statement.

Other Benefits and Programs

Executive officers are allowed to participate in the Company’s standard benefit programs that are generally available to other employees, including medical, dental, life, disability, pension, 401(k), employee assistance, and similar retirement and health and group insurance plans.

In addition, each of our executive officers is eligible to participate in a supplemental executive retirement pension plan that permits benefits to be earned on compensation that is in excess of certain statutory limits that apply to the traditional pension plan, as more fully described in the Pension Benefits section of this proxy statement. These plans provide executives with additional opportunities to save for retirement and the Committee believes that the benefits provided to executive officers through these plans serve as an important retention tool and are necessary for us to provide competitive benefits, according to the market data reviewed at the time the plans were implemented.

Executive officers are also eligible to participate in an executive supplemental retirement and deferred compensation plan that allows participants to defer compensation in excess of certain statutory limits in the tax-qualified 401(k) plan and provides a Company match on deferred compensation amounts that exceed certain limits in the tax-qualified 401(k) plan, allowing executives to earn an equivalent portion in Company matching funds as that available to the general workforce in the tax-qualified plan, as more fully described in the Nonqualified Deferred Compensation Section of this proxy statement. The Company does not pay or guarantee above-market returns. The appreciation, if any, in the account balances of plan participants is due solely to contributions by participants, any Company matching contributions and the underlying performance of the investment funds selected by the participants.

Executive officers also receive automobile allowances based on competitive market benchmarks, as do the Company’s subsidiary presidents and certain sales personnel. Similarly, executive officers are eligible for relocation benefits under standard Company policy, which may be enhanced for executive officers and other management employees on a case-by-case basis. Certain executive officers and other senior managers also receive limited financial planning services, airline club memberships and an annual physical. Where applicable, the value of these items is disclosed in the Summary Compensation Table for Fiscal 2009 and accompanying notes. These benefits are a very small percentage of total compensation for Named Executive Officers. The Company does not provide executives with a tax gross-up to cover personal income taxes that may apply to any of these benefits, except in the case of certain company-required, actual relocation costs that an officer must include as regular income.

Risk Assessment

In developing and reviewing the Company’s executive incentive programs, the Committee analyzed the business risks inherent in program designs to ensure they do not induce executives to take unacceptable levels of business risk for the purpose of increasing their incentive plan awards at the expense of shareholder interests. The Committee is satisfied that the plan designs are conservative in this respect and that, together, the compensation components work as a check and balance to ensure executive incentives are fully consistent with shareholder interests. For example, the annual incentive compensation plan’s goal to maximize current year earnings per share is balanced by the Company’s long-term incentive plan that measures growth in earnings per share over a three-year period and by stock option grants that vest incrementally over four years with the potential to increase in value over the full ten-year term of the grant. Thus, the Committee believes these longer-term programs deter any appreciable risk that executives would maximize current year earnings in a manner that would impair the Company’s future results.

Change in Control

In order to ensure key officers will always have their full energy and attention focused on the best interests of the Company’s stakeholders, we have entered into double-trigger change in control termination protection agreements with our officers, including the Named Executive Officers, as more fully described in the Termination of Employment and Change in Control Arrangements section of this proxy statement. These are designed to induce officers to remain in the employ of the Company or any successor company in the event of certain changes in ownership or control by assuring compensation benefits if an officer is terminated without cause or resigns for good reason, as those terms are defined in the agreements. The Committee believes the amounts payable under these agreements provide executives with reasonable protection in light of the difficulty in securing comparable executive-level positions and in light of market information concerning typical practices of other companies. See the Termination of Employment and Change in Control Arrangements section that follows for further detail.

The Committee believes it is important to balance the need to provide an incentive for the Named Executive Officers to seek out and complete transactions that are in the best interests of the Company and its shareholders, while limiting option acceleration to events intended to protect the Company from certain types of change in control transactions and to events that defeat the retention purpose of time-vested equity, which results if the acquiring company does not assume or replace options. For these reasons, all options issued under the Company’s 2004 Equity Incentive Plan, including those granted to the Named Executive Officers, become immediately vested and exercisable upon the consummation of certain events constituting a change in control of the Company, such as the acquisition by a third party of a significant portion of the Company’s outstanding securities or if there is a significant change in the composition of the Board. In addition, in the event of a merger or other similar transaction, only options not assumed or replaced by the acquiring company will become immediately vested and exercisable. See the Termination of Employment and Change in Control Arrangements section that follows for further detail.

The Company does not provide executives with a tax gross-up to cover personal income taxes that may apply to any of these change in control benefits.

Stock Ownership Guidelines

The Committee believes its performance-based compensation programs strongly align executive interests with those of Company shareholders and that requiring further investment by the executive officers in the Company is neither necessary nor desirable. Accordingly, we have not implemented formal stock ownership guidelines for our executives. The Committee periodically reconsiders this subject to ensure the executives’ interests are consistent with the Company’s shareholders.

Tax Considerations

We considered the tax ramifications of the change in control termination protection agreements with our officers under Section 280G and Section 4999 of the Internal Revenue Code. To preserve our tax deduction in connection with the payments payable under these agreements and to avoid an excise tax for our officers, the agreements generally provide that in the event any payments under the agreements are considered to be “excess parachute payments” under Section 280G, either alone or together with other payments from us, the payments will be reduced so that the payments will not be treated as “excess parachute payments.” However, this payment reduction will only take place if the reduction would provide to the officer a greater net, after-tax benefit than he or she would receive if the payments were not subject to the reduction. In no circumstance does the Company gross up such payments or otherwise pay an officer’s individual tax liability.

In addition, we considered the impact of Section 409A of the Internal Revenue Code on our compensation programs. Section 409A imposes tax penalties on certain nonqualified deferred compensation arrangements. We operate our covered arrangements in a manner intended to avoid the adverse tax treatment under Section 409A.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed with management the above Compensation Discussion and Analysis. Based on that review and discussion, the Committee has recommended to the Board that this Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted,

JERRY D. LEITMAN, CHAIRMAN

LEWIS E. BURNS

JOHN F. CLEARMAN

ANTHONY P. FRANCESCHINI

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

All members of the Compensation Committee during the 2009 fiscal year, each of who was listed in “Board and Board Committees—Compensation Committee” were independent directors and no member was an employee or former employee. No Compensation Committee member had any relationship requiring disclosure under Item 404 of Regulation S-K. No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Board of Directors or the Compensation Committee during the 2009 fiscal year.

ADDITIONAL INFORMATION REGARDING EXECUTIVE COMPENSATION

The following tables and accompanying narrative disclosure should be read in conjunction with the Compensation Discussion and Analysis, which presents the objectives of our executive compensation and benefits programs.

Summary Compensation Table for Fiscal 2009

The table below summarizes certain compensation information for fiscal 2009 for our Chief Executive Officer, Chief Financial Officer and the three other most highly-compensated executive officers of the Company who were serving as executive officers at the end of fiscal 2009 (collectively, the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	Change in Pension Value & Nonqualified Deferred Compensation Earnings ($) (3)	All Other Compensation ($) (4)	Total ($)
Robert W. Cremin Chairman, President and Chief Executive Officer (5)	2009	$868,942	$2,015,211	$1,987,146	$1,785,516	$74,691	$6,731,506
	2008	849,231	2,002,820	2,044,380	176,024	74,931	5,147,386
	2007	793,077	1,741,845	2,028,580	146,859	64,668	4,775,029

Robert D. George Vice President, Chief Financial Officer, Secretary and Treasurer	2009	415,207	447,675	699,578	319,851	33,330	1,915,641
	2008	408,692	466,215	695,145	—	33,462	1,603,514
	2007	381,538	397,446	691,295	40,827	28,790	1,539,896

Frank E. Houston Group Vice President	2009	351,346	283,166	427,705	285,284	33,174	1,380,675
	2008	311,635	300,702	419,770	—	32,008	1,064,115
	2007	281,538	293,679	408,570	29,716	27,654	1,041,157

Stephen R. Larson Vice President, Strategy & Technology	2009	386,538	381,975	614,419	917,961	38,579	2,339,473
	2008	374,519	394,831	600,155	93,714	37,052	1,500,271
	2007	351,538	338,996	597,605	123,741	32,405	1,444,285

R. Bradley Lawrence Group Vice President (5)	2009	349,615	329,782	406,882	41,677	14,716	1,142,672

(1)

Represents the compensation costs that we recognized in fiscal 2009 for the awards granted in fiscal 2009 and in prior fiscal years, calculated in accordance with ASC 718, formerly SFAS 123R, on the same basis used for financial reporting purposes for fiscal 2009. Assumptions used to calculate these amounts are included in Note 14, “Employee Stock Plans,” of the audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended October 30, 2009.

(2)

Represents amounts earned in fiscal 2009 under the annual incentive plan and the 2007-2009 performance cycle under the LTIP. Amounts earned under the annual incentive plan for fiscal 2009 were: Mr. Cremin, $617,106; Mr. George, $196,298; Mr. Houston, $148,105; Mr. Larson, $183,369, Mr. Lawrence, $164,562. Amounts earned under the 2007-2009 performance cycle under the LTIP were: Mr. Cremin, $1,370,040; Mr. George, $503,280; Mr. Houston, $279,600; Mr. Larson, $431,050; Mr. Lawrence, $242,320.

(3)

Represents the annual increase in the actuarial present value of accumulated benefits under our Pension Plan and Supplemental Executive Retirement Plans (SERP – Pre 2005 and 2005+). In fiscal 2008, the Change in Pension Value for Mr. George was $(31,161) and the Change in Pension Value for Mr. Houston was $(55,359).

(4)

Includes match payments under the Company’s 401(k) plan ($7,350 for each Named Executive Officer) and the Company’s Supplemental Executive Retirement & Deferred Compensation Plan (Mr. Cremin, $48,512; Mr. George, $14,916; Mr. Houston, $8,893; Mr. Larson, $13,070; Mr. Lawrence, $7,366). Also includes the following for each Named Executive Officer: Mr. Cremin (financial planning, automobile allowance and airline club memberships); Mr. George (automobile allowance, airline club memberships and cost of annual physical); Mr. Houston (financial planning and automobile allowance); Mr. Larson (financial planning, automobile allowance and cost of annual physical).

(5)	Mr. Lawrence was promoted from Group Vice President to President and Chief Operating Officer in June of 2009. Mr. Cremin continued as Chairman and Chief Executive Officer.

Grants of Plan-Based Awards Table for Fiscal 2009

The following table provides information regarding grants of plan-based awards to the Named Executive Officers under our 2009 Annual Incentive Compensation Plan, LTIP and the 2004 Equity Incentive Plan during fiscal 2009.

Name	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Option Awards ($)
			Threshold ($)	Target ($)	Maximum ($)
Robert W. Cremin	—	(1)	$131,250	$525,000	$1,050,000	—	$—	$—
	—	(2)	—	721,875	2,887,500	—	—	—
	12/11/08	(3)	—	—	—	128,100	32.00	2,123,097
Robert D. George	—	(1)	41,750	167,000	334,000	—	—	—
	—	(2)	—	233,800	935,200	—	—	—
	12/11/08	(3)	—	—	—	26,700	32.00	442,519
Frank E. Houston	—	(1)	32,400	126,000	252,000	—	—	—
	—	(2)	—	151,200	604,800	—	—	—
	12/11/08	(3)	—	—	—	17,300	32.00	286,726
Stephen R. Larson	—	(1)	39,000	156,000	312,000	—	—	—
	—	(2)	—	202,800	811,200	—	—	—
	12/11/08	(3)	—	—	—	23,100	32.00	382,854
R. Bradley Lawrence	—	(1)	29,700	115,500	231,000	—	—	—
	—	(2)	—	138,600	554,400	—	—	—
	12/11/08	(3)	—	—	—	15,800	32.00	261,865
	06/04/09	(3)	—	—	—	20,000	29.86	309,309

(1)

This shows the potential value of the payout for each Named Executive Officer under the 2009 Annual Incentive Compensation Plan if the threshold, target or maximum goals are satisfied. The potential payouts are performance driven and therefore completely at risk. The business measurements, performance goals and calculation for determining the payout are described in the Compensation Discussion and Analysis section of this proxy statement. Actual amounts earned are disclosed in the Summary Compensation Table for Fiscal 2009 in this proxy statement.

(2)

This shows the potential value of the payout for each Named Executive Officer under the LTIP if the target or maximum goals of the 2009-2011 performance cycle are satisfied. There is no threshold for this award. The potential payouts are performance driven and therefore completely at risk. The business measurements, performance goals and calculation determining the payout are described in the Compensation Discussion and Analysis section of this proxy statement. Any payouts under the 2009-2011 performance cycle will be made in fiscal 2012.

(3)

The grants were made pursuant to the Company’s 2004 Equity Incentive Plan. The exercise price of the options is equal to the closing price of the Common Stock on the date of grant. The options vest at the rate of twenty-five percent per year on each of the first four anniversaries of the date of grant.

Annual Incentive Compensation Plan and LTIP

Payments under the 2009 Annual Incentive Compensation Plan and the LTIP are tied to key measures of corporate performance relating to the following financial objectives: earnings per share, growth in earnings per share and return on invested capital. For additional information regarding the 2009 Annual Incentive Compensation Plan and the LTIP, please refer to the Compensation Discussion and Analysis section of this proxy statement.

2004 Equity Incentive Plan

Equity awards to our executive officers consist of stock options granted under the Company’s 2004 Equity Incentive Plan. Stock options have a term of ten years and typically vest in equal annual installments over the period from the date of grant until the fourth anniversary of the date of grant. For additional information regarding the Company’s 2004 Equity Incentive Plan, as proposed to be amended and restated, please refer to the proposal for Approval of Amended and Restated 2004 Equity Incentive Plan in the this proxy statement.

Fixed Cash Compensation in Proportion to Total Compensation

The proportion of fixed cash compensation (salary) compared to total compensation (as reported in the Summary Compensation Table for Fiscal 2009 included in this proxy statement) varies somewhat among the Named Executive Officers. Specifically, allocation among the different components of compensation varies based on the position and level of responsibility, and on market data provided by Watson Wyatt Worldwide that reflects the practices of other companies. For example, those Named Executive Officers with the greater ability to influence our performance will have a higher level of at-risk compensation in the form of an increased percentage of total compensation in stock options and cash-based incentive plan target awards. The lower the level of influence of an executive, the higher the percentage of their total compensation is in the form of base salary with a correspondingly lower percentage of stock options and cash-based incentive plan target awards. In general, the proportion of at-risk compensation increases with base salary level, which usually indicates relative scope and level of responsibility, such that those with higher salaries also have more of their total compensation at risk. Accordingly, executive compensation for higher-level executives is set to align closely with shareholder and Company long-term shared interests. In fiscal 2009, the percentage of fixed cash compensation as compared to total compensation was 13% for the Chief Executive Officer. For the other Named Executive Officers, the percentage of fixed cash compensation as compared to total compensation ranged between 17% and 30%.

Outstanding Equity Awards Table at Fiscal Year End 2009

The following table summarizes the total outstanding equity awards held as of October 30, 2009, by each of the Named Executive Officers.

Name	Grant Date		Option Awards
			Number of Securities Underlying Unexercised Options		Option Exercise Price ($)	Option Expiration Date
			Exercisable (#)	Unexercisable (#)
Robert W. Cremin	01/18/01	(1)	30,000	—	$27.90	01/18/11
	12/05/02	(1)	40,000	—	17.90	12/05/12
	12/04/03	(1)	55,000	—	23.85	12/04/13
	12/09/04	(1)	45,000	—	34.30	12/09/14
	06/02/05	(1)	32,000	—	38.90	06/02/15
	12/08/05	(1)	58,125	19,375	38.98	12/08/15
	12/07/06	(1)	44,100	44,100	38.91	12/07/16
	12/06/07	(1)	18,100	54,300	53.00	12/06/17
	12/11/08	(1)	—	128,100	32.00	12/11/18
Robert D. George	06/08/00	(1)	25,000	—	14.75	06/08/10
	12/06/00	(1)	10,000	—	21.31	12/06/10
	12/06/01	(1)	15,000	—	15.82	12/06/11
	12/05/02	(1)	10,000	—	17.90	12/05/12
	12/04/03	(1)	12,000	—	23.85	12/04/13
	12/09/04	(1)	12,000	—	34.30	12/09/14
	06/02/05	(1)	5,500	—	38.90	06/02/15
	12/08/05	(1)	13,125	4,375	38.98	12/08/15
	12/07/06	(1)	10,400	10,400	38.91	12/07/16
	12/06/07	(1)	4,275	12,825	53.00	12/06/17
	12/11/08	(1)	—	26,700	32.00	12/11/18
Frank E. Houston	06/08/04	(1)	10,000	—	26.24	06/08/14
	03/29/05	(1)	25,000	—	33.77	03/29/15
	12/08/05	(1)	7,125	2,375	38.98	12/08/15
	12/07/06	(1)	5,750	5,750	38.91	12/07/16
	12/06/07	(1)	2,450	7,350	53.00	12/06/17
	12/11/08	(1)	—	17,300	32.00	12/11/18
Stephen R. Larson	12/06/01	(1)	15,000	—	15.82	12/06/11
	12/05/02	(1)	10,000	—	17.90	12/05/12
	12/04/03	(1)	12,000	—	23.85	12/04/13
	12/09/04	(1)	12,000	—	34.30	12/09/14
	06/02/05	(1)	2,600	—	38.90	06/02/15
	12/08/05	(1)	11,250	3,750	38.98	12/08/15
	12/07/06	(1)	8,900	8,900	38.91	12/07/16
	12/06/07	(1)	3,625	10,875	53.00	12/06/17
	12/11/08	(1)	—	23,100	32.00	12/11/18
R. Bradley Lawrence	06/08/04	(1)	7,500	—	26.24	06/08/14
	12/07/06	(1)	12,500	12,500	38.91	12/07/16
	12/06/07	(1)	2,200	6,600	53.00	12/06/17
	12/11/08	(1)	—	15,800	32.00	12/11/18
	06/04/09	(1)	—	20,000	29.86	06/04/19

(1)	Options vest and become exercisable in four equal annual installments beginning on the first anniversary of the grant date.

Option Exercises in Fiscal 2009

The following table summarizes the option awards exercised during fiscal 2009 for each of the Named Executive Officers.

Name	Option Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)
Robert W. Cremin	—	$—
Robert D. George	20,000	472,128
Frank E. Houston	—	—
Stephen R. Larson	—	—
R. Bradley Lawrence	—	—

(1)	Represents the difference between the exercise price and the fair market value of our Common Stock on the date of exercise.

Retirement Benefits

Pension Benefits for Fiscal 2009

The table below provides information as of October 30, 2009, regarding the number of years of credited service, the present value of accumulated benefits payable at normal retirement age, and any payments made during the last fiscal year with respect to the Esterline Technologies Retirement Plan (the “Pension Plan”), the Esterline Corporation Supplemental Retirement Income Plan for Key Executives (the “SERP Pre 2005”), and the Esterline Technologies Corporation Supplemental Retirement Income Plan (the “SERP 2005+”). Esterline froze the SERP Pre 2005 plan on December 31, 2004, and the SERP 2005+ plan became effective January 1, 2005. No payments were made from these plans to any of the Named Executive Officers during fiscal 2009.

Name	Plan Name	Number of Years of Credited Service	Present Value of Accumulated Benefit ($) (1)	Payments During Last Fiscal Year ($)
Robert W. Cremin	Pension Plan	30	$1,264,701	$—
	SERP Pre 2005 (2)	29.5	2,337,764	—
	SERP 2005+ (2)	4.83	3,640,792	—

	Total		$7,243,257	$—

Robert D. George	Pension Plan	11.83	$193,653	$—
	SERP Pre 2005	7	107,141	—
	SERP 2005+	4.83	296,631	—

	Total		$597,425	$—

Frank E. Houston	Pension Plan	23.83	$520,717	$—
	SERP Pre 2005	N/A	—	—
	SERP 2005+	4.59	128,108	—

	Total		$648,825	$—

Stephen R. Larson	Pension Plan	29.83	$950,757	$—
	SERP Pre 2005	25	789,274	—
	SERP 2005+	4.83	942,100	—

	Total		$2,682,131	$—

R. Bradley Lawrence	Pension Plan	2.77	$52,240	$—
	SERP Pre 2005	N/A	—	—
	SERP 2005+ (3)	1.83	22,820	—

	Total		$75,060	$—

(1)

The assumptions and methodology used in calculating the estimated present values shown in this column are generally consistent with those used and disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended October 30, 2009, except that the Named Executive Officers are assumed to retire at their earliest unreduced retirement age (age 65) or their current age, if later, and no pre-retirement terminations or deaths are assumed to occur. Also, no additional compensation or service is assumed beyond the October 30, 2009, calculation date. The specific relevant assumptions include a discount rate of 5.875% and post-retirement mortality based on the 1994 Group Annuity Mortality tables.

(2)

Pursuant to the SERPs, Mr. Cremin received 1.28 years of credited service for each year of service after September 29, 1996 until he reached age 65 in July 2005. For service after age 65, he received 1.0 years of credit for each year of subsequent service up to a maximum of 35 years credit.

(3)

Effective November 1, 2009 with the promotion to CEO, Mr. Lawrence received a SERP formula enhancement, which results in a Present Value of Accumulated Benefit under the SERP of $332,755 for a total of $384,995.

Esterline’s Pension Plan is a broad based, tax-qualified defined benefit pension plan that provides a benefit to eligible employees of the Company. Approximately 41% of all U.S. employees are eligible to participate in the Pension Plan.

Qualified pension benefits are based on a final average pay formula, which takes into account years of service and highest five-year average earnings, or a cash balance formula, with annual pay credits ranging from 2% to 6% of earnings plus an additional 2% of earnings in excess of the annual Social Security Taxable Wage Base, and interest credits which vary annually based on certain external indices. Earnings include base pay and annual and long term incentive pay subject to statutory limitations. As of January 1, 2003, participants were given the option of continuing to accrue benefits under the final average pay formula, or to earn benefits under the cash balance formula. Since that date, all new participants are enrolled in the cash balance formula. Participants earning benefits under the final average pay formula must contribute 1% of after-tax compensation each year, while no employee contributions are required under the cash balance formula.

The standard form of benefit payment is a single life annuity for participants who are not married and a 50% joint and surviving spouse annuity for married participants. Alternatively, participants may elect a joint and surviving spouse annuity with a continuation percentage of 75% or 100%, or a life annuity with payments guaranteed for a 5-year, 10-year or 15-year period. Benefits earned under the cash balance formula may also be paid as a lump sum.

The annual benefit at normal retirement (age 65) under the final average pay formula is the participant’s highest five-year average pay less the participant’s primary Social Security benefit times 1.6%, times the participant’s credited service up to 30 years. Participants are eligible to receive early retirement benefits when they have completed five years of plan participation and their age plus service equals 65 years. For participants who elect to receive benefits prior to age 65, benefits are reduced by 6 2/3% per year between ages 60 and 65, 3 1/3% per year between ages 55 and 60, 3% per year between ages 50 and 55, and 2% per year below age 50.

The Supplemental Executive Retirement Plans (SERP – Pre 2005 and 2005+) provide benefit formulas that are similar to the final average pay formula and the cash balance formula in the Pension Plan, but permit benefits to be earned on compensation that is in excess of certain statutory limits that apply to the Pension Plan. However, amounts earned under the long-term incentive compensation plan are excluded from earnings used in the benefit formulas of the SERPs.

Nonqualified Deferred Compensation Table for Fiscal 2009

The table below provides information as of October 30, 2009, regarding each Named Executive Officer’s activity in the Esterline Technologies Supplemental Executive Retirement & Deferred Compensation Plan (the “DC SERP”). It includes information on executive voluntary contributions, Company contributions and aggregate earnings during the fiscal year. There were no distributions from the DC SERP in fiscal 2009.

Name	Executive Contributions in Last Fiscal Year ($) (1)	Registrant Contributions in Last Fiscal Year ($) (2)	Aggregate Earnings in Last Fiscal Year ($) (3)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last Fiscal Year End ($) (4)
Robert W. Cremin	$112,495	$37,231	$45,034	$—	$194,760
Robert D. George	44,270	10,995	22,040	—	77,305
Frank E. Houston	16,964	7,634	5,500	—	30,098
Stephen R. Larson	27,255	9,747	8,954	—	45,956
R. Bradley Lawrence	16,177	8,075	5,788	—	30,040

(1)	Represents elective deferrals of compensation that are also reported as compensation earned in the Summary Compensation Table for Fiscal 2009 in this proxy statement.

(2)

Represents Company matching contributions to the DC SERP earned in fiscal 2009. Company contributions are also reported in the All Other Compensation column of the Summary Compensation Table for Fiscal 2009 in this proxy statement.

(3)	Represents increases/decreases due to dividends, earnings, fees and investment gains/losses.

(4)	Includes Company contributions earned in fiscal 2009 that will not be made until early 2010 following calendar and qualified plan year closing activities.

The DC SERP became effective on January 1, 2007. The plan provides an opportunity for participants to defer a portion of their cash compensation to be paid as a lump sum or in 10 annual installments upon retirement or at another future date. The executives may defer up to 75% of base pay and annual incentive compensation and up to 100% of long-term incentive compensation. Investment earnings are pursuant to each executive’s individual elections from among available investment options, substantially similar to those in the Company’s tax-qualified 401(k) plan, and are subject to daily valuation.

The DC SERP provides a Company match on part of the deferred compensation based on a formula that is substantially the same as that in the Company’s tax-qualified 401(k) plan. The Company match applies to deferred compensation amounts that exceed certain statutory limits in the tax-qualified 401(k) plan. However, amounts earned under the long-term incentive compensation plan are excluded from earnings used in the match calculation of the DC SERP.

Termination of Employment and Change in Control Arrangements

Termination Protection Agreements. The Company has entered into termination protection agreements with the Named Executive Officers which are designed to induce them to remain in the employ of the Company or any successor company in the event of a “Change in Control Event” by assuring compensation benefits if an officer is terminated without “Cause” or resigns for “Good Reason,” as defined in the agreements. In the event of such termination within two years after the day preceding a Change in Control Event, the agreements provide for:

•

a pro rata amount of the average compensation received during the prior two years, calculated as follows: the average compensation received during the prior two years multiplied by a fraction, the numerator of which is the number of days the executive was employed during the fiscal year in which termination occurs and the denominator of which is 365, with the product reduced (but not below zero) by the base salary and car allowance paid to the executive with respect to his/her employment during the fiscal year in which termination occurs;

•	a lump sum payment equal to all other earned, but unpaid amounts;

•	a lump sum payment equal to three times the average compensation paid during the prior two years;

•	reimbursement of certain legal fees and expenses associated with enforcing the agreement; and

•

continuation of life insurance, health and accident and disability benefits for the remainder of the initial two-year period or until other full-time employment is accepted, unless participation in the Company’s plans or programs is not practicable, in which case the Company may provide executive with substantially similar benefits or cash compensation on an after-tax basis sufficient for the executive to purchase such benefits.

In the event any payments under the termination protection agreements are considered to be “excess parachute payments” under Section 280G of the Internal Revenue Code, either alone or together with other Company payments, the payments will be reduced so that the payments will not be treated as “excess parachute payments.” However, this payment reduction will only take place if the reduction would provide to the officer a greater net, after-tax benefit than he or she would receive if the payments were not subject to the reduction.

For purposes of the termination protection agreements, the following definitions apply:

“Cause” is generally defined as:

•

the willful and continued failure by the executive to substantially perform his duties and obligations to the Company (other than any such failure resulting from illness, sickness, or physical or mental incapacity) which failure continues after the Company has given notice to the executive; or

•	the willful engaging by the executive in misconduct that is significantly injurious to the Company, monetarily or otherwise.

“Good Reason” is generally defined as:

•

a material diminution in the executive’s authority, duties, or responsibilities, including, for example, assignment to the executive of any duties inconsistent with, or the reduction of powers or functions associated with, his positions, duties, responsibilities and status with the Company immediately prior to the transaction or any removal of the executive from or any failure to re-elect the executive to any positions or offices the executive held immediately prior to the transaction, except in connection with the termination of the executive’s employment by the Company for cause or for disability, or a material negative change in the employment relationship, such as the failure to maintain a working environment conducive to the performance of the executives’ duties or the effective exercise of the powers or functions associated with the executive’s position, responsibilities and status with the Company immediately prior to the transaction;

•	the Company’s failure to pay the executive a monthly base salary at least equal to the then applicable minimum base salary provided for in the agreement;

•

the Company’s failure to pay the executive, within 75 days following the end of a fiscal year, compensation with respect to each such fiscal year ending after the transaction in an amount at least equal to the minimum total compensation provided for in the agreement;

•	the Company’s mandatory transfer of the executive to another geographic location, without the executive’s consent, outside of a twenty (20) mile radius from the executive’s current location;

•

Company action or omission, in its capacity as a plan administrator or otherwise, that would adversely affect the executive’s participation in any fringe benefit program in effect at the time of the transaction, or materially reduce the value of his benefits under any such program; or

•	failure by the Company to obtain an assumption of the obligations of the Company to perform the agreement by any successor.

Termination of employment by the executive will not be deemed to be for “Good Reason” unless the executive provides notice to the Company of the Good Reason conduct or event within 90 days of its occurrence and the Company has a 30-day opportunity after such notice to cure such conduct or event.

“Change in Control Event” is generally defined as:

•

an acquisition by any individual, entity or group of beneficial ownership of 30% or more of either (1) the then outstanding shares of Common Stock of the Company or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, excluding, certain acquisitions involving the Company or a related company; or

•

a change in the composition of the Board during any two-year period such that the incumbent Board members cease for any reason to constitute at least a majority of the Board (not including directors whose election was approved by at least two-thirds of the incumbent Board).

Equity Plans. As of October 30, 2009, all options held by the Named Executive Officers issued under the Company’s 1997 Stock Option Plan were fully vested and exercisable pursuant to their original vesting terms. All options held by the Named Executive Officers issued pursuant to the Company’s 2004 Equity Incentive Plan become fully and immediately vested and exercisable immediately prior to a “Company Transaction” that is not a “Change in Control” or a “Related Party Transaction,” unless such awards are converted, assumed, or replaced by the successor company. All options held by the Named Executive Officers issued pursuant to the Company’s 2004 Equity Incentive Plan become fully and immediately vested and exercisable immediately prior to a “Change in Control.” For a summary of the definitions of “Company Transaction,” “Related Party Transaction” and “Change in Control” under the Company’s 2004 Equity Incentive Plan, please refer to the proposal for Approval of Amended and Restated 2004 Equity Incentive Plan in this proxy statement.

Annual Incentive Compensation Plan. Under the terms of the 2009 Annual Incentive Compensation Plan, participants must remain employed by the Company through the entire fiscal year and through the payment date (within 60 days following fiscal year-end) to be entitled to receive payment, unless termination is due to retirement, disability or death, in which case the participant will be entitled to a pro-rata amount based on the participant’s period of active employment.

Long-Term Incentive Plan. Under the terms of the LTIP, participants must be actively employed by the Company through the entire performance period and through the payment date (no later than two-and-a-half months following approval by the Audit Committee of the Company’s financial reports for the pertinent fiscal periods) to be entitled to receive payment, unless termination is due to retirement, disability or death, in which case the participant will be entitled to the actual award for the full performance period in the normal course so long as the participant completed at least one year of continuous employment during the performance period.

Pension Plans. Under the terms of the Pension Plan and SERPs (Pre 2005 and 2005+), a participant must earn five years of service to receive a termination benefit. Disability benefits are available to any active participant who becomes totally and permanently disabled and remains so until normal retirement age. The disability benefit is calculated assuming the rate of pay at disability continues in effect until normal retirement age, and includes service from the date of disability until normal retirement age. Normal retirement age is 65, with 5 years of service, and early retirement can occur once a participant’s age plus years of service equal at least 65 years.

Potential Payments Upon Termination of Employment or Change in Control

The estimated potential incremental payments and benefits for the Named Executive Officers under each termination scenario are outlined in the following table. The table does not include amounts payable under the DC SERP and benefits generally available to all employees on a non-discriminatory basis or earned benefits, which are payments and benefits that the Named Executive Officers would have already earned during their employment with us whether or not a termination or change in control event had occurred. Actual amounts payable can only be determined at the time of termination or change in control.

		Termination Scenario (1)
Name	Benefit	Voluntary ($)	Retirement, Death or Disability ($)	Involuntary Termination With or Without Cause ($)	Change in Control Termination ($)
Robert W. Cremin	Severance Payment (2)	$—	$—	$—	$8,554,737
	Cash Incentives (3)	—	3,326,021	—	1,972,768
	Accelerated Equity (4)	—	—	—	1,496,855
	Benefit Continuation (5)	—	—	—	24,082
	Excess Retirement Benefit (6)	—	—	—	—
	Excess Retirement Benefit (7)	—	—	—	—
	Reduction of CIC Benefits (8)	—	—	—	—

Robert D. George	Severance Payment (2)	$—	$—	$—	$3,286,754
	Cash Incentives (3)	—	1,159,378	—	670,474
	Accelerated Equity (4)	—	—	—	316,911
	Benefit Continuation (5)	—	—	—	33,920
	Excess Retirement Benefit (6)	44,654	44,654	44,654	44,654
	Excess Retirement Benefit (7)	—	144,158	—	—
	Reduction of CIC Benefits (8)	—	—	—	(823,723)

Frank E. Houston	Severance Payment (2)	$—	$—	$—	$2,234,521
	Cash Incentives (3)	—	708,905	—	383,563
	Accelerated Equity (4)	—	—	—	200,737
	Benefit Continuation (5)	—	—	—	24,535
	Excess Retirement Benefit (6)	4,185	4,185	4,185	4,185
	Excess Retirement Benefit (7)	—	338,841	—	—
	Reduction of CIC Benefits (8)	—	—	—	—

Stephen R. Larson	Severance Payment (2)	$—	$—	$—	$2,919,852
	Cash Incentives (3)	—	1,009,219	—	576,876
	Accelerated Equity (4)	—	—	—	273,759
	Benefit Continuation (5)	—	—	—	23,652
	Excess Retirement Benefit (6)	—	—	—	—
	Excess Retirement Benefit (7)	—	—	—	—
	Reduction of CIC Benefits (8)	—	—	—	—

R. Bradley Lawrence	Severance Payment (2)	$—	$—	$—	$2,256,971
	Cash Incentives (3)	—	663,482	—	392,839
	Accelerated Equity (4)	—	—	—	444,738
	Benefit Continuation (5)	—	—	—	23,782
	Excess Retirement Benefit (6)	492	492	492	492
	Excess Retirement Benefit (7)	—	24,082	—	—
	Reduction of CIC Benefits (8)	—	—	—	—

(1)	All scenarios assume termination and/or change in control occurred on October 30, 2009, the last day of fiscal 2009. The closing price of our Common Stock on that date was $42.11 per share.

(2)

All executives receive a lump sum payment equal to three times the Minimum Total Compensation, generally defined as the aggregate gross cash compensation paid to the executive during the 24 month period prior to the change in control, divided by two.

(3)

The amounts under the Retirement, Death or Disability column represent (1) actual amounts earned under the 2009 Annual Incentive Compensation Plan and the 2007-2009 performance cycle under the LTIP that participants would only be entitled to if termination was due to retirement, death or disability, plus (2) target amounts under the 2008-2010 and 2009-2011 performance cycles under the LTIP that participants would only be entitled to if termination was due to retirement, death or disability. The terms of the LTIP provide that participants are entitled to the actual award for the full performance period in the event of retirement, death or disability after at least one year of continuous employment during a performance cycle, but the amounts in the table reflect the target amounts for the 2008-2010 and 2009-2011 performance cycles because actual awards under these cycles cannot be determined at this time. The amounts under the Change in Control Termination column represent an amount equal to Minimum Total Compensation minus base salary and car allowance received during the fiscal year.

(4)

Represents the difference between the closing price of the Company’s Common Stock on October 30, 2009, and the exercise price of the accelerated options. Options accelerate even if the executive’s employment is not terminated. For purposes of stock options granted under the 2004 Equity Incentive Plan, this assumes the stock options are not assumed or substituted for by the successor company in a company transaction.

(5)

Represents the cost of continuation of benefits for two years after the transaction, which is the longest period provided for under the termination protection agreements. These benefits include medical, dental, accident, disability and life insurance.

(6)

Represents the value of additional benefits due to early retirement or death for reasons other than disability in excess of what is shown in the Pension Benefits for Fiscal 2009 table in this proxy statement.

(7)	Represents the value of additional benefits due to termination of employment as a result of disability in excess of what is shown in the Pension Benefits for Fiscal 2009 table in this proxy statement.

(8)

Represents the reduction estimated to be necessary to avoid excise taxes under Section 280G of the Internal Revenue Code of 1986, as amended, on payments related to a change in control. Under the terms of the termination protection agreements, payments are only reduced if the reduction would provide the executive a greater net, after-tax benefit than he or she would receive if the payments were not subject to the reduction.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company reviews related party transactions. Related party transactions are transactions that involve the Company’s directors, executive officers, director nominees, 5% or more beneficial owners of the Company’s Common Stock, immediate family members of these persons, or entities in which one of these persons has a direct or indirect material interest. Transactions that are reviewed as related party transactions by the Company are transactions that involve amounts that would exceed $120,000 (the current threshold required to be disclosed in the proxy statement under SEC regulations and certain other similar transactions). Pursuant to the Company’s Code of Business Conduct and Ethics, employees and directors have a duty to report any potential conflicts of interest to the appropriate level of management or to the Board of Directors, in the case of directors. The Company evaluates these reports along with responses to the Company’s annual director and officer questionnaires for any indication of possible related party transactions. If a transaction is deemed by the Company to be a related party transaction, the information regarding the transaction is forwarded to the Audit Committee for review and approval. Pursuant to the Audit Committee’s charter, it has been delegated the authority to review and approve all related party transactions.

AUDIT COMMITTEE REPORT

The Audit Committee of the Company’s Board of Directors consists of four non-employee directors, each of whom the Board has determined (i) meets the independence criteria specified by the SEC and the requirements of Sections 303A.02 and other applicable sections of the NYSE listing standards and (ii) is financially literate in accordance with the requirements of Section 303A.07 of the NYSE listing standards. The Audit Committee annually reviews and reassesses its written charter, a copy of which is available on the Company’s website at www.esterline.com under the Corporate Governance tab.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls for financial reporting. The Audit Committee is responsible for overseeing the Company’s financial reporting processes on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements relating to the fiscal year ended October 30, 2009 and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee selects and retains the Company’s independent registered public accounting firm.

The Audit Committee discussed with the independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters relating to the audit required to be discussed by Statements of Auditing Standards No. 114. In addition, the Audit Committee has discussed with the independent registered public accounting firm the accounting firm’s independence from management and the Company and received the written disclosures from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board requiring the independent accountant’s communications with the Audit Committee concerning independence.

The Audit Committee discussed with the Company’s internal auditors and the independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee met with the internal auditors and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended October 30, 2009, for filing with the Securities and Exchange Commission.

Respectfully submitted,

PAUL V. HAACK, CHAIRMAN

ROBERT S. CLINE

ANTHONY P. FRANCESCHINI

JAMES J. MORRIS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES

The aggregate fees billed by Ernst & Young LLP, the Company’s independent registered public accounting firm, in fiscal 2009 and 2008 were as follows:

	Fees
	2009	2008
Audit fees (1)	$3,595,609	$4,095,610
Audit-related fees (2)	47,950	90,132
Tax fees (3)	213,660	347,978
All other fees	2,790	11,568

(1)

Includes professional services for the audit of the Company’s annual financial statements, reviews of the financial statements included in the Company’s Form 10-Q filings, services that are normally provided by the Company’s independent registered public accounting firm in connection with statutory and regulatory filings or engagements and services that generally only the independent registered public accounting firm can reasonably provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC.

(2)

Includes fees associated with assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements, including, if applicable, fees related to assistance in financial due diligence related to mergers and acquisitions and consultation regarding generally accepted accounting principles.

(3)

Includes fees associated with tax compliance, tax advice, and domestic and international tax planning. This category includes fees relating to tax planning on mergers and acquisitions, restructurings and other services related to tax disclosure and filing requirements.

The Audit Committee has adopted procedures for pre-approving all audit and permissible non-audit services provided by the independent registered public accounting firm. The Audit Committee may either pre-approve such services without consideration of specific case-by-case services (“general approval”) or pre-approve specific services (“specific pre-approval”). Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. In some cases, pre-approval is provided by the full Audit Committee for up to a year, and relates to a particular category or group of services and is subject to a specific budget. In other cases, the Chairman of the Audit Committee has the delegated authority from the Audit Committee to pre-approve additional services, and such pre-approvals are then communicated to the full Audit Committee at the following meeting. When pre-approving services, the Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient services, for reasons such as familiarity with the Company’s business, people, culture, accounting systems, and risk profile and whether the services enhance the Company’s ability to manage or control risks and improve audit quality.

All requests or applications for services to be provided by the independent registered public accounting firm that do not require specific pre-approval by the Audit Committee will be submitted to the Chief Financial Officer and must include a detailed description of the services to be rendered. The Audit Committee will be informed on a timely basis of any such services rendered by the independent registered public accounting firm. Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent registered public accounting firm and the Chief Financial Officer and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence. The Audit Committee has designated the Corporate Controller to monitor the services provided by the independent registered public accounting firm, to determine whether such services are in compliance with the pre-approval policy and to report the results of such monitoring to the Audit Committee on a periodic basis.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about the shares of Common Stock that may be issued upon the exercise of options, warrants and rights under the Non-Employee Directors’ Stock Compensation Plan, the Amended and Restated 1997 Stock Option Plan, the 2002 Employee Stock Purchase Plan and the 2004 Equity Incentive Plan, the only equity compensation plans of the Company in effect during the Company’s last fiscal year.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column) (2) (3)
Equity compensation plans approved by security holders	2,136,474	$34.37	1,111,974
Equity compensation plans not approved by security holders	—	—	—

Total	2,136,474	$34.37	1,111,974

(1)	Includes 164,199 shares subject to outstanding options under the U.K. ShareSave Scheme, which is a subplan to the 2002 Employee Stock Purchase Plan.

(2)

Of these shares, 1,071,980 shares are available for issuance under the 2004 Equity Incentive Plan and 39,994 shares are available for purchase under the 2002 Employee Stock Purchase Plan (not including the 164,199 shares subject to outstanding options under the U.K. ShareSave Scheme) as of the end of the Company’s last completed fiscal year.

(3)

Pursuant to the Non-Employee Directors’ Stock Compensation Plan or the 2004 Equity Incentive Plan, as applicable, each of the Company’s non-employee directors receives an automatic grant of shares of Common Stock not subject to any restriction within 45 days after each annual shareholders meeting with an aggregate market value of $60,000 based on the closing price of the Common Stock on that date.

APPROVAL OF AMENDED AND RESTATED 2004 EQUITY INCENTIVE PLAN

The Board of Directors of the Company is seeking shareholder approval of the amendment and restatement of the Esterline Technologies Corporation 2004 Equity Incentive Plan (the “2004 Plan” and, as amended and restated, the “Amended and Restated 2004 Plan”) to increase the number of shares of the Company’s Common Stock reserved for issuance by 500,000 shares. The Board approved the Amended and Restated 2004 Plan on December 10, 2009, subject to shareholder approval. The Board, the Compensation Committee and Company management all believe that the effective use of stock-based long-term incentive compensation has been integral to the Company’s success in the past and is vital to its ability to achieve continued strong performance in the future.

In addition, the Board is asking shareholders to re-approve the material terms of the performance goals for performance-based awards set forth in the Amended and Restated 2004 Plan to provide the Company with the flexibility to grant awards under the Amended and Restated 2004 Plan that qualify as “performance-based” compensation under Section 162(m) of the Code. Under Section 162(m) of the Code, the Company is generally prohibited from deducting compensation paid to its principal executive officer and three other most highly compensated executive officers (other than the principal financial officer) in excess of $1,000,000 per person in any year. However, compensation that qualifies as “performance-based” is excluded for purposes of calculating the amount of compensation subject to the $1,000,000 limit. In general, one of the requirements of “performance-based” compensation for purposes of Section 162(m) of the Code is that the material terms of the performance goals under which the compensation may be paid must be disclosed to and approved by Company shareholders. By approving the Amended and Restated 2004 Plan, shareholders will also be re-approving, as required by Section 162(m) of the Code, the material terms of the performance goals under the Amended and Restated 2004 Plan, which were previously approved by shareholders in 2006.

As of January 5, 2010, and not including the 500,000 shares for which shareholder approval is being sought, up to 3,126,650 shares of Common Stock were authorized for issuance under the 2004 Plan, which includes:

•	2,000,000 shares, plus

•	685,250 shares that were added from the Amended and Restated 1997 Stock Option Plan (the “1997 Plan”) when shareholders initially approved the 2004 Plan, plus

•

up to 565,750 shares that may be added from the 1997 Plan if they cease to be subject to outstanding options under the 1997 Plan other than by reason of exercise, of which 124,350 shares have already been issued under the 1997 Plan and will not be added to the 2004 Plan and 50,750 shares have been forfeited under the 1997 Plan and have already become available under the 2004 Plan, leaving up to 390,650 shares that may still become available under the 2004 Plan.

As of the same date, 1,919,425 shares were subject to outstanding options under the 2004 Plan, 81,875 shares have been issued upon exercise of options under the 2004 Plan and 520 shares have been issued to directors, leaving 734,180 shares available for grant, not including the 390,650 shares that may be added from the 1997 Plan.

In order to continue to have an appropriate supply of shares for equity incentives to recruit, hire and retain the talent required to successfully execute the Company’s business plans, the Board believes that the Company will need the additional 500,000 shares to be available under the Amended and Restated 2004 Plan. While adding 500,000 shares to the Amended and Restated 2004 Plan will increase the potential dilution to shareholders, the Board believes the Company’s equity compensation plans are well-managed and below norms for the Company’s industry.

A copy of the Amended and Restated 2004 Plan is attached to this proxy statement as Annex A and is incorporated herein by reference. The following description of the Amended and Restated 2004 Plan is a summary and does not purport to be a complete description. See Annex A for more detailed information.

If the Amended and Restated 2004 Plan is not approved by the Company’s shareholders, the 2004 Plan will continue as currently in effect.

The Board of Directors recommends a vote FOR approval of the Amended and Restated 2004

Equity Incentive Plan.

Description of the Amended and Restated 2004 Plan

Purpose

The purpose of the Amended and Restated 2004 Plan is to attract, retain and motivate employees, officers and directors of the Company and its affiliates by providing them the opportunity to acquire a proprietary interest in the Company and to link their interests and efforts to the long-term interests of the Company’s shareholders.

Administration – The Compensation Committee

The Amended and Restated 2004 Plan is administered by the Compensation Committee of the Board. The committee has the authority to administer the plan, including, among other things, the power to select individuals to whom awards are granted, to determine the types of awards and the number of shares subject to each award, to set the terms, conditions and provisions of such awards, to cancel or suspend awards and to establish procedures pursuant to which the payment of any such awards may be deferred. The Board or the committee may delegate to one or more of the Company’s officers, to the extent permitted by applicable law, the right to grant awards with respect to employees who are not officers or directors.

Eligibility

Awards may be granted under the Amended and Restated 2004 Plan to employees, officers and directors, including non-employee directors, of the Company and its affiliates. As of January 5, 2010, approximately 8,910 employees (including 6 officers) and 10 non-employee directors were eligible to participate in the Amended and Restated 2004 Plan.

Types of Awards

The Amended and Restated 2004 Plan permits the granting of any or all of the following types of awards: (1) incentive and nonqualified stock options, (2) stock appreciation rights, (3) stock awards, restricted stock and stock units, (4) performance shares and performance units conditioned upon meeting performance criteria and (5) other stock or cash-based awards.

Stock Options. Stock options entitle the holder to purchase a specified number of shares of the Company’s Common Stock at a specified price, which is called the exercise price, subject to the terms and conditions of the option grant. The exercise price of stock options under the Amended and Restated 2004 Plan must be at least 100% of the fair market value of the stock for the date of grant, except in the case of certain grants made or adjusted to assume or convert awards in connection with acquisition transactions. The committee will fix the term of each option, but no option under the Amended and Restated 2004 Plan will be exercisable more than ten years after the option is granted. Each option will become vested and exercisable at such time or times as determined by the committee. Options may be exercised, in whole or in part, by payment in full of the purchase price either in cash, delivery of the Company’s Common Stock or delivery of other consideration, or by any combination of cash, stock and other consideration as may be determined by the committee. Options may also be exercised by means of a broker-assisted cashless exercise.

The committee may determine and set forth in a participant’s option agreement whether an option will continue to be exercisable, and the terms and conditions of such exercise, after a termination of service with the Company or its affiliates. If no such period of time is stated in a participant’s option agreement, a participant will generally be able to exercise the vested portion of his or her option for (i) three months following his or her termination for reasons other than cause, retirement, death or disability or (ii) three years following his or her termination due to retirement, death or disability. If a participant is terminated for cause, all options generally will automatically expire. If a participant dies after termination of service but while an option is still exercisable, the portion of the option that was vested and exercisable as of the date of termination will generally expire on the one-year anniversary of the participant’s death. In no event will an option be able to be exercised later than the expiration of its term.

Stock Appreciation Rights (“SARs”). SARs may be granted alone (“freestanding”) or in addition to other awards and may, but need not, relate to a specific option granted under the Amended and Restated 2004 Plan (“related option”). Upon exercise of an SAR, the holder is entitled to receive the excess of the fair market value of the shares for which the right is exercised over the grant price of the SAR. The committee may impose any conditions or restrictions on the exercise of an SAR as it deems appropriate; however, under the Amended and Restated 2004 Plan the grant price of a freestanding SAR must be at least 100% of the fair market value of the Company’s Common Stock for the date of grant, except for certain grants made or adjusted to assume or convert awards in connection with acquisition transactions, and the term will not be more than ten years. Payment upon such exercise may be in cash, stock, any combination of cash and stock or in any manner determined by the committee. Any related option will no longer be exercisable to the extent the SAR has been exercised, and the related SAR will generally be canceled to the extent the option has been exercised.

Stock Awards, Restricted Stock and Stock Units. Awards of shares of stock, or awards designated in units of stock, may be granted under the Amended and Restated 2004 Plan. These awards may be made subject to forfeiture restrictions at the committee’s discretion, and the committee may waive any such restriction at any time in its sole discretion. Such restrictions may be based on continuous service with the Company or its affiliates and/or the achievement of performance criteria, as determined by the committee. Upon the satisfaction of or release from any terms, conditions and restrictions of restricted stock or stock units (a) shares of restricted stock will become freely transferable and (b) stock units will be paid in shares or, if provided for in the award agreement, in cash or a combination of cash and shares.

Performance Awards. Performance awards may be in the form of performance shares, which are units valued by reference to shares of stock, or performance units, which are units valued by reference to property other than stock. Performance shares or performance units may be payable upon the attainment of performance criteria and other terms and conditions as established by the committee, and the amount of any payment may be adjusted on the basis of such further conditions as the committee determines. Performance awards may be paid in cash, stock or other property or in any combination of cash, stock and other property, in the discretion of the committee.

Other Stock or Cash-Based Awards. Incentives payable in cash or in shares of Common Stock subject to terms and conditions determined by the committee may be granted either alone or in addition to other awards granted under the Amended and Restated 2004 Plan.

Shares Subject to the Amended and Restated 2004 Plan

Number of Shares Authorized for Issuance. The Amended and Restated 2004 Plan authorizes the issuance of up to 3,751,000 shares of Common Stock, which includes: (1) 2,500,000 shares, (2) 685,250 shares not issued or subject to outstanding awards under the 1997 Plan at the time it was terminated, and (3) up to 565,750 shares that may become available for issuance under the Amended and Restated 2004 Plan to the extent such shares cease to be subject to outstanding options under the 1997 Plan other than by reason of exercise, of which 124,350 of these shares have already been issued under the 1997 Plan as of January 5, 2010, and will not be added to the Amended and Restated 2004 Plan and 50,750 of these shares have been forfeited under the 1997 Plan as of January 5, 2010, and have already become available under the Amended and Restated 2004 Plan, leaving up to 390,650 shares that may still become available under the Amended and Restated 2004 Plan. Shares of Common Stock covered by an award granted under the Amended and Restated 2004 Plan will not be counted as used unless and until they are actually issued and delivered to a participant. Shares relating to awards granted under the Amended and Restated 2004 Plan that are forfeited, settled for cash or otherwise terminated and shares withheld by or tendered to the Company in connection with the exercise of an option or the purchase price for any other award granted under the Amended and Restated 2004 Plan or in connection with the satisfaction of tax withholding obligations relating to awards will become available for issuance under the Amended and Restated 2004 Plan. Awards made or adjusted to assume or convert awards in connection with acquisition transactions will not reduce the number of shares authorized for issuance under the Amended and Restated 2004 Plan. The shares of stock deliverable under the Amended and Restated 2004 Plan may consist in whole or in part of authorized and unissued shares or shares now held or subsequently acquired as treasury shares. The committee will adjust the aggregate number and kind of shares authorized for issuance under the Amended and Restated 2004 Plan and the number and kind of shares subject to outstanding awards under the Amended and Restated 2004 Plan (and the per share price of such securities) in the event of a change affecting shares of Common Stock, such as a stock dividend, stock split, recapitalization, reorganization, merger or similar event.

Limitations on Use of Shares Subject to the Amended and Restated 2004 Plan. Subject to adjustment in the event of a stock dividend, stock split, recapitalization, reorganization, merger or similar event, the committee may not make awards other than performance units under the Amended and Restated 2004 Plan to any single participant who is a “covered employee” for purposes of Section 162(m) of the Code in any calendar year that relate to more than 325,000 shares of Common Stock, except that the committee may make a one-time award to a newly hired participant relating to up to 650,000 shares of Common Stock. In addition, the committee may not grant performance units to any single covered employee in any one calendar year with a maximum dollar value greater than $4,000,000. The maximum number of shares that may be issued under the Amended and Restated 2004 Plan pursuant to awards, other than options and stock appreciation rights, that contain no restriction or restrictions based solely on continuous employment or services for less than three years (except for termination of employment by reason of death, disability or retirement) is 50% of the maximum number of shares reserved under the Amended and Restated 2004 Plan. The maximum number of shares that may be issued pursuant to the exercise of incentive stock options under the Amended and Restated 2004 Plan is the total stated number of shares reserved under the Amended and Restated 2004 Plan.

Nonassignability of Awards

Unless the committee determines otherwise, no award granted under the Amended and Restated 2004 Plan may be sold, assigned, transferred, pledged or otherwise encumbered by a participant, other than by will, by designation of a beneficiary in a manner established by the committee or by the laws of descent and distribution. Each award may be exercisable, during the participant’s lifetime, only by the participant.

Term, Termination and Amendment

Unless earlier terminated by the Board or the committee, the Amended and Restated 2004 Plan will terminate on March 3, 2014. The Board or the committee may generally amend, alter, suspend, discontinue or terminate all or a portion of the Amended and Restated 2004 Plan at any time, as long as the rights of a participant are not materially impaired without the participant’s consent, subject to shareholder approval to the extent necessary to comply with applicable law, stock exchange rule or regulatory requirements or, as determined by the committee, to qualify with tax requirements. The committee may amend the terms of any award granted, prospectively or retroactively, but cannot materially impair the rights of any participant without the participant’s consent. Also, generally, no change or adjustment may be made to an outstanding incentive stock option, without the consent of the participant that would cause the incentive stock option to fail to continue to qualify as an incentive stock option under the Code.

Repricing

Without shareholder approval, the committee may not (1) reprice options or SARs (except in connection with certain adjustments, such as a stock dividend, stock split, recapitalization, reorganization, merger or similar event) or (2) grant options or amend options to provide for the grant of a new option on exercise of the original option.

Performance-Based Compensation under Section 162(m)

As noted above, under Section 162(m) of the Code, the Company is generally prohibited from deducting compensation paid to its principal executive officer and three other most highly compensated executive officers (other than the principal financial officer) in excess of $1,000,000 per person in any year. However, compensation that qualifies as “performance-based” is excluded for purposes of calculating the amount of compensation subject to the $1,000,000 limit. If the committee intends to qualify an award under the Amended and Restated 2004 Plan as “qualified performance-based compensation” under Section 162(m) of the Code, the performance goals it may choose include any of the following, or any combination, for the Company as a whole, or as any business unit, as reported or calculated by the Company: return on average common shareholders’ equity; return on average equity; return on equity; return on invested capital; total shareholder return; stock price appreciation; efficiency ratio (other expense as a percentage of other income plus net interest income); net operating expense (other income less other expense); earnings per share; earnings per diluted share; operating earnings (earnings before transaction-related expense) per diluted share; net operating earnings (earnings before transaction-related expense) per diluted share; book value per share; cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings (including or excluding interest, taxes, depreciation, amortization, extraordinary items, restructuring charges or other expense(s)); net income; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expense(s)); revenues; operating revenues; return on assets; return on nondepreciable assets; return on average assets; debt; debt plus equity; market or economic value added; lost control; strategic initiatives; net income; improvement in capital structure; ratio of non-performing to performing assets; return on an investment in an affiliate; net interest income; net interest margin; ratio of common equity to total assets; regulatory compliance metrics; and customer service metrics. Such performance goals also may be based on the Company’s achievement of specified levels of performance for the Company as a whole or any business unit under one or more of the performance criteria described above relative to the performance of other corporations.

Company Transaction and Change in Control

Company Transaction. Under the Amended and Restated 2004 Plan, to maintain all of the participants’ rights in the event of a Company transaction that is not a change in control or a related party transaction, unless the committee determines otherwise at the time of grant with respect to a particular award:

•

All outstanding awards other than performance awards become fully and immediately exercisable immediately prior to the Company transaction, unless such awards are converted, assumed, or replaced by the successor company

•

Performance awards earned and outstanding become payable in full at the target level. Any remaining performance awards for which payout has not been determined become prorated at the target level. Deferrals or other restrictions not waived by the committee will remain in effect.

•	The Company can elect to cash-out awards.

Change in Control. Under the Amended and Restated 2004 Plan, to maintain all of the participants’ rights in the event of a change in control of the Company (as described below), unless the committee determines otherwise at the time of grant with respect to a particular award:

•	Any options and stock appreciation rights shall become fully exercisable and vested to the full extent of the original grant.

•	Any restrictions and deferral limitations applicable to any restricted stock or stock units shall lapse.

•

All performance awards shall be considered to be earned and payable in full at the target level, and any deferral or other restriction shall lapse and such performance stock and performance units shall be immediately settled or distributed.

•

Any restrictions and deferral limitations and other conditions applicable to any other awards shall lapse, and such other awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

•	The committee can provide a cash-out right for awards in connection with a change in control.

Definition of Company Transaction. Under the Amended and Restated 2004 Plan, a Company transaction generally means the consummation of any of the following:

•	a merger or consolidation of the Company with or into any other company or other entity;

•	a sale in one transaction or a series of transactions undertaken with a common purpose of at least 50% of the Company’s outstanding voting securities; or

•	a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of at least 50% of the Company’s assets.

Definition of Related Party Transaction. Under the Amended and Restated 2004 Plan, a related party transaction generally means a Company transaction pursuant to which:

•

the beneficial ownership of the Company or the resulting company remains the same with respect to at least 70% of the voting power of the outstanding voting securities in substantially the same proportions as immediately prior to such Company transaction;

•

no entity (other than the Company or an affiliate) will beneficially own 30% or more of the outstanding shares of Common Stock of the resulting company or the voting power of the outstanding voting securities; and

•	the Company’s incumbent Board will, after the Company transaction, constitute at least a majority of the Board of the company resulting from such Company transaction.

Definition of Change in Control. Under the Amended and Restated 2004 Plan, a change in control of the Company generally means the occurrence of any of the following events:

•

an acquisition of beneficial ownership of 30% or more of either (a) the then outstanding shares of Common Stock of the Company or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (excluding any acquisition directly from the Company, any acquisition by the Company, any acquisition by any employee benefit plan of the Company, or a related party transaction).

•

a change in the composition of the Board during any two-year period such that the incumbent Board members cease to constitute at least a majority of the Board (not including directors whose election was approved by at least two-thirds of the incumbent Board).

U.S. Federal Income Tax Consequences

The following discussion briefly describes the material U.S. federal income tax consequences of the Amended and Restated 2004 Plan generally applicable to the Company and to participants who are subject to U.S. federal taxation. The discussion is general in nature and does not address issues relating to the tax circumstances of any individual participant or any participant who is not subject to U.S. federal taxation. The discussion is based on the Code, applicable Treasury regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The discussion does not address the consequences of any estate, gift, state, local or foreign tax laws.

Stock Options

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of the Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize taxable ordinary income equal to the difference between the fair market value of the shares on the date of exercise and the option exercise price. When a participant sells the shares, the participant generally will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after his or her employment ends other than as a result of death (12 months in the case of disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the sale or exchange and the option exercise price. If a participant disposes of the shares before these holding period requirements are satisfied, the disposition will constitute a disqualifying disposition, and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess, as of the date of exercise of the option, of the fair market value of the shares received over the option exercise price (or, if less, the excess of the amount realized on the sale of the shares over the option exercise price). Additionally, the participant will have long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received upon disposition of the shares and the option exercise price increased by the amount of ordinary income, if any, the participant recognized.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares already held by the participant to pay the exercise price or if the shares received upon exercise of the option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights

A participant generally will not recognize taxable income upon the grant or vesting of an SAR with a grant price at least equal to the fair market value of the Common Stock on the date of grant and no additional deferral feature. Upon the exercise of an SAR, a participant generally will recognize compensation taxable as ordinary income equal to the difference between the fair market value of the underlying shares on the date of exercise and the grant price of the SAR.

Unrestricted Stock Awards

Upon receipt of a stock award that is not subject to restrictions, a participant generally will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid to the Company by the participant for the shares. When a participant sells the shares, the participant generally will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, paid to the Company by the participant for the shares plus the amount of taxable ordinary income recognized by the participant upon receipt of the shares.

Restricted Stock Awards

Upon receipt of a restricted stock award, a participant generally will recognize taxable ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid to the Company by the participant for the shares. However, no later than 30 days after a participant receives the restricted stock award, the participant may elect to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of receipt. Provided that the election is properly made in a timely manner when the restrictions on the shares lapse, the participant will not recognize any additional income. When a participant sells the shares, the participant generally will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, paid to the Company by the participant for the shares plus the amount of taxable ordinary income recognized by the participant either at the time the restrictions lapsed or at the time of election, if an election was made by the participant. If the participant forfeits the shares to the Company (e.g., upon the participant’s termination prior to expiration of the restriction period), the participant may not claim a deduction with respect to the income recognized as a result of the election.

Any dividends paid with respect to shares of restricted stock generally will be taxable as ordinary income to the participant at the time the dividends are received.

Performance Awards and Other Stock Unit Awards

A participant generally will not recognize taxable income upon the grant of a performance award. Upon the distribution of cash, shares or other property to a participant pursuant to the terms of a performance award, the participant generally will recognize taxable ordinary income equal to the excess of the amount of cash or the fair market value of any property transferred to the participant over any amount paid to the Company by the participant with respect to the award. The tax consequences of other stock unit awards will depend upon the specific terms of each award.

Tax Consequences to the Company

In the foregoing cases, the Company generally will be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to any limitations imposed under the Code.

Code Section 162(m)

Under Section 162(m) of the Code, as described above, the Company is generally prohibited from deducting compensation paid to its principal executive officer and three other most highly compensated executive officers (other than the principal financial officer) in excess of $1,000,000 per person in any year. However, compensation that qualifies as “performance-based” is excluded for purposes of calculating the amount of compensation subject to the $1,000,000 limit. The Company is submitting the Amended and Restated 2004 Plan for shareholder approval to provide the Company with the flexibility to grant awards under the Amended and Restated 2004 Plan that qualify as “performance-based” compensation under Section 162(m) of the Code.

Section 409A

The Company intends that awards granted under the Amended and Restated 2004 Plan comply with, or otherwise be exempt from, Section 409A of the Code, but makes no representation or warranty to that effect.

Tax Withholding

The Company is authorized to withhold from any award granted or payment due under the Amended and Restated 2004 Plan the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. The committee is authorized to establish procedures for election by participants to satisfy their obligations for the payment of withholding taxes by delivery of shares of the Company’s stock or by directing the Company to retain stock otherwise deliverable in connection with the award.

Other Information

A new plan benefits table, as described in the federal proxy rules, is not provided because all awards made under the Amended and Restated 2004 Plan are discretionary. However, please refer to the Summary Compensation Table for Fiscal 2009 and the Grants of Plan-Based Awards Table for Fiscal 2009 of this proxy statement, which set forth information regarding the awards made to Named Executive Officers in the last fiscal year. The closing price of the Company’s Common Stock, as reported on the New York Stock Exchange on January 5, 2010, was $41.05 per share.

APPROVAL OF AMENDED AND RESTATED 2002 EMPLOYEE STOCK PURCHASE PLAN

The Board of Directors believes that the Esterline Technologies Corporation 2002 Employee Stock Purchase Plan provides a valuable opportunity to employees to acquire an ownership interest in the Company and provides shareholder value by aligning employee and shareholder interests. The Board is seeking shareholder approval of the amendment and restatement of the Esterline Technologies Corporation 2002 Employee Stock Purchase Plan (the “ESPP” and, as amended and restated, the “Amended and Restated ESPP”) so that the Company may continue to offer the benefits of the ESPP to eligible employees. Principal among the proposed amendments to the ESPP are an:

•

Increase in the Number of Shares Available for Issuance. The Board has approved an increase in the number of shares of Common Stock available for issuance under the Amended and Restated ESPP by 800,000 shares, from 700,000 to 1,500,000. As of January 5, 2010, an aggregate of 515,289 shares have been issued under the ESPP, and 204,193 shares remain available for issuance from the current limit of 700,000 shares (although, based on current participation rates, the Company expects to issue all or a majority of these shares to current participants in the ESPP upon completion of offering periods underway as of January 5, 2010, including up to 164,199 shares to U.K. participating employees under a subplan to the ESPP, described below). The Board believes that the increase in the number of shares available for issuance will permit employee participation in the plan to continue at historical levels and will preserve the plan’s benefits to employees.

•

Addition of a Non-Code Section 423(b) Component. Under the Amended and Restated ESPP, employees may participate under either a component of the plan that is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), or a component that is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code (the “Non-423 Component”). The addition of the Non-423 Component is intended to permit participation by eligible employees in a manner designed to achieve tax, securities or other objectives for such employees and the Company, particularly with respect to employees residing outside the U.S. whose participation may be subject to compliance with non-U.S. laws.

•

Expansion of Class of Employees Eligible to Participate. Currently, qualified employees of the Company, its U.S. subsidiary corporations and non-U.S. subsidiary corporations are eligible to participate in the ESPP. The Amended and Restated ESPP expands the class of eligible employees to eligible employees of any parent corporation of the Company and “affiliates” of the Company, as defined in Rule 12b-2 of Section 12 of the Securities Exchange Act (i.e., any entity that is directly or indirectly controlled by, controls or is under common control with the Company) provided such entities are designated as eligible for participation in the Amended and Restated ESPP by the Board or a Board-appointed committee. Participation by employees of “affiliates” that do not qualify as a “parent” or “subsidiary” of the Company, as those terms are defined in Section 424(e) and (f), respectively, of the Code, will be governed by the Non-423 Component of the Amended and Restated ESPP.

•

Extension of the Term. The ESPP will expire on March 5, 2010, if not terminated earlier by the Board. The Amended and Restated ESPP will continue through June 15, 2020, if not terminated earlier by the Board.

Approximately 12% of the Company’s employees participated in the ESPP in fiscal 2009. The Board approved the Amended and Restated ESPP on December 9, 2009, subject to shareholder approval.

A copy of the Amended and Restated ESPP (including a subplan to the Amended and Restated ESPP which was adopted for U.K. participating employees) is attached to this proxy statement as Annex B and is incorporated herein by reference. The above description of the principal proposed amendments to the ESPP and the following description of the Amended and Restated ESPP are each a summary and do not purport to be a complete description of the Amended and Restated ESPP. See Annex B for more detailed information.

The Board of Directors recommends a vote FOR approval of the Amended and Restated 2002

Employee Stock Purchase Plan.

Description of the Amended and Restated ESPP

Purposes

The purposes of the Amended and Restated ESPP are to assist eligible employees in acquiring a stock ownership interest in the Company, to encourage employees to work in the best interests of Company shareholders, to support recruitment and retention of qualified employees and to provide employees with an advantageous means of accumulating long-term investments.

Components

The Amended and Restated ESPP includes two components:

•

a component that is intended to meet the requirements set forth in Section 423(b) of the Code (the “423 Component”) to qualify as an “employee stock purchase plan” under Section 423 of the Code, although the Company makes no representation of such status as an “employee stock purchase plan” under Section 423 of the Code or undertaking to maintain such status, and

•	the Non-423 Component, which is not intended to meet the requirements set forth in Section 423(b) of the Code.

The plan administrator retains the discretion to determine which eligible entities will participate in the 423 Component and which will participate in the Non-423 Component.

Administration

The Amended and Restated ESPP may be administered by the Company’s Board or any Board-appointed committee, or by one or more executive officers designated by the Board or the committee. The Board has established a Stock Purchase Plan Administrative Committee to serve as the plan administrator, which is composed of Company officers. The plan administrator is authorized to administer and interpret the Amended and Restated ESPP and to make such rules and regulations as it deems necessary to administer the Amended and Restated ESPP.

However, all employees participating in the 423 Component of the Amended and Restated ESPP in the same offering must have the same rights and privileges within the meaning of Section 423(b)(5) of the Code. The plan administrator has the discretion to adopt rules, procedures or subplans under the Amended and Restated ESPP to conform to local rules or to enable employees of the Company or certain subsidiaries or affiliates to participate in the Non-423 Component.

Shares Subject to the Amended and Restated ESPP

Under the Amended and Restated ESPP, eligible employees may purchase shares of Common Stock at a discount from the market price on the purchase date, without incurring broker commissions. A maximum of 1,500,000 shares of Common Stock, subject to adjustment for stock splits and similar events, are available for purchase under the Amended and Restated ESPP. All such shares may be issued under the 423 Component.

The Common Stock issued under the Amended and Restated ESPP will be from authorized but unissued shares of the Company’s Common Stock or from treasury shares. If any shares eligible for purchase at the beginning of an offering period are not purchased by an individual on a purchase date (e.g., due to an employee’s termination of employment during an offering period), such shares will again be available for issuance under the Amended and Restated ESPP.

Eligibility

Generally, any employee who is employed by the Company, a subsidiary, a parent company or an affiliate and who meets the eligibility requirements set forth in the following paragraph may participate in the Amended and Restated ESPP. Eligible employees of non-U.S. subsidiaries, any parent of the Company or affiliates of the Company may participate if such entities are designated as eligible for participation by the Board or a Board-appointed committee (collectively, any of the foregoing designated entities, the Company and U.S. subsidiaries are referred to as the “Designated Companies”). For the 423 Component, any participating subsidiary must be at least 50% owned by the Company.

To be eligible to participate in the 423 Component of the Amended and Restated ESPP, an employee of a Designated Company must have customary employment of at least 20 hours per week or any lesser number of hours established by the plan administrator, have been employed for a minimum of one year (or any lesser or greater minimum employment period not to exceed two years as established by the plan administrator), and may not own 5% or more of the combined voting power or value of the Company’s capital stock or that of any related corporations. For offerings under the Non-423 Component, the plan administrator may establish a lower number of customary employment hour requirements for eligibility purposes. These eligibility criteria may be changed by the plan administrator for future offering periods, provided that for the 423 Component, any changes must be within the limits of Code Section 423. Non-employee directors of the Company are not eligible to participate in the Amended and Restated ESPP. As of January 5, 2010, approximately 4,392 employees were eligible to participate in the Amended and Restated ESPP (which number includes employees of the Company and its U.S. subsidiaries as those are the only entities currently designated for participation in the ESPP).

Offering Periods

The ESPP is divided into six-month offering periods that begin on June 16 and December 16 of each year and end, respectively, on the next December 15 and June 15, unless the plan administrator establishes otherwise for future offerings. During the offering periods, participating employees accumulate funds in an account used to buy Common Stock through payroll deductions or, if payroll deductions are not permitted under applicable law, through another means of contribution permitted by the Company. Contributions, including those through payroll deductions, accrue at a rate of not less than 1% and not more than 15% of the employee’s eligible compensation during each payroll period in an offering period. At the end of each six-month offering period, the purchase price is determined and the participating employees’ contributions are used to purchase the appropriate number of whole shares of Common Stock. Under the Amended and Restated ESPP, no employee may purchase more than $25,000 worth of Common Stock (based on the fair market value of the Common Stock on the first day of an offering period) during any calendar year in which an option is outstanding, and no employee may purchase more than 2,000 shares in any single offering period, subject to adjustment for stock splits and similar events.

Purchase Price

The purchase price per share of Common Stock is 95% of the fair market value of the Common Stock on the purchase date, unless the plan administrator establishes a higher percentage for a future offering period (except for purchases under the subplan established for employees in the U.K., which is attached as Appendix A to the Amended and Restated ESPP attached as Annex B). For purposes of the Amended and Restated ESPP, “fair market value” generally means the closing sales price for the Common Stock on the purchase date. As of January 5, 2010, the closing sales price for the Common Stock was $41.05 per share.

Effect of Termination

Employees have no right to acquire shares under the Amended and Restated ESPP if they terminate employment for any reason prior to the last business day of an offering period. Upon termination of employment, the Company will pay the balance in the employee’s ESPP account to the employee or to his or her estate without interest, except as required by applicable law for participants in the Non-423 Component.

Nontransferability

Rights with regard to the purchase of shares under the Amended and Restated ESPP are not transferable and may be exercised during the employee’s lifetime only by the employee. An employee may designate a beneficiary who may receive any shares or cash from an employee’s account under the Amended and Restated ESPP (although the Company may decide not to allow such designations for employees outside the U.S.).

Change in Control

In the event of certain mergers, consolidations or acquisitions by another company of all or substantially all of the Company’s assets, each outstanding option to purchase shares under the Amended and Restated ESPP will be assumed or an equivalent option substituted by the successor company. If the successor company refuses to assume or substitute for the option, then the offering period during which a participant may purchase stock will be shortened to a specified date before the proposed transaction.

Amendment, Suspension and Termination of the Amended and Restated ESPP

The Board generally has the power to amend, suspend or terminate the Amended and Restated ESPP, except that the Board may not amend the Amended and Restated ESPP without shareholder approval if such approval is required by Section 423 of the Code or other applicable law, regulation or stock exchange rule. Unless sooner terminated, the Amended and Restated ESPP will continue through June 15, 2020.

Subplans for Eligible Employees in Other Countries

The Amended and Restated ESPP permits the plan administrator to establish procedures to permit eligible employees who are employed by non-U.S. designated companies of the Company to participate in the Amended and Restated ESPP on terms and conditions different from those specified in the Amended and Restated ESPP and authorizes the plan administrator to adopt modifications or subplans to comply with applicable law, regulations or similar requirements to operate the Amended and Restated ESPP in an advantageous way in countries or jurisdictions outside the U.S.

The Company’s U.K. ShareSave Scheme

The Company has adopted the Esterline Technologies Corporation U.K. ShareSave Scheme (the “U.K. ShareSave Scheme”) as a subplan to the Amended and Restated ESPP for eligible employees in the U.K. effective January 6, 2005 and as amended November 2, 2009. The U.K. ShareSave Scheme contains provisions that differ from those of the Amended and Restated ESPP as required for the U.K. ShareSave Scheme to be a Save-As-You-Earn plan under the U.K. Income Tax (Earnings and Pensions) Act 2003, which permits eligible employees in the U.K. to participate in the Amended and Restated ESPP while benefitting from favorable tax treatment for employee stock purchase plans in the U.K.

U.S. Federal Income Tax Consequences

The following discussion briefly describes the material U.S. federal income tax consequences of the Amended and Restated ESPP generally applicable to the Company and to participants who are subject to U.S. federal taxation. The discussion is general in nature and does not address issues relating to the tax circumstances of any individual participant or any participant who is not subject to U.S. federal taxation. The discussion is based on the Code, applicable Treasury regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The discussion does not address the consequences of any estate, gift, state, local or foreign tax laws.

423 Component

The 423 Component of the Amended and Restated ESPP is intended to meet the requirements set forth in Section 423(b) of the Code to qualify as an “employee stock purchase plan” under Section 423 of the Code, although the Company makes no representation of such status as an “employee stock purchase plan” under Section 423 of the Code or undertaking to maintain such status.

For U.S. federal income tax purposes, the Company is deemed to grant each participant in the 423 Component of the Amended and Restated ESPP an “option” on the first day of each six-month offering period to purchase as many shares of Common Stock as that participant will be able to purchase with the payroll deductions credited to his or her account during the offering period. On the last day of each six-month offering period, the purchase price is determined and the participant is deemed to have exercised the “option” and purchased the number of shares of Common Stock his or her accumulated payroll deductions will purchase at the purchase price.

The amounts deducted from a participant’s compensation pursuant to the Amended and Restated ESPP will be included in the participant’s compensation as if the participant actually received such compensation and will remain subject to withholding of all applicable payroll taxes required by all applicable laws. Generally, no additional income will be recognized by a participant in the 423 Component of the Amended and Restated ESPP either when the “option” is granted on the first day of an offering period or at the time the participant purchases shares of Common Stock pursuant to the Amended and Restated ESPP.

The U.S. federal income tax consequences of a sale or other disposition of shares of Common Stock purchased pursuant to the 423 Component of the Amended and Restated ESPP generally will depend on how long a participant holds such shares. In general, the required holding period for favorable federal income tax treatment upon disposition of Common Stock acquired under the 423 Component of the Amended and Restated ESPP is the later of (1) two years after the deemed “option” is granted (i.e., the first day of the relevant offering period), and (2) one year after the deemed “option” is exercised and the Common Stock is purchased (i.e., the last day of the relevant offering period). When the required holding period is met (a “qualifying disposition”), a participant generally recognizes ordinary income to the extent of the lesser of (a) the amount, if any, by which the fair market value of the Common Stock at the time the deemed “option” was granted exceeded the “option price,” and (b) the amount by which the fair market value of the Common Stock at the time of the disposition exceeded the “option price.” For this purpose, the “option price” is generally equal to 95% of the fair market value of the Common Stock on the purchase date. Thus, the maximum amount of gain taxable as ordinary income generally is the amount of the 5% discount measured as of the purchase date. Any further gain recognized on a qualifying disposition generally will be long-term capital gain. If the sale price is less than the option price, there is no ordinary income and any loss recognized generally will be a long-term capital loss.

When a participant sells or otherwise disposes of Common Stock acquired under the 423 Component of the Amended and Restated ESPP before the expiration of the required holding period (a “disqualifying disposition”), the participant generally will recognize ordinary income to the extent of the difference between the price actually paid for the Common Stock and the fair market value of the Common Stock at the date the option was exercised (i.e., the last day of an offering period), regardless of the price at which the Common Stock is sold. Any additional gain recognized upon the disqualifying disposition generally will be capital gain. The capital gain generally will be long-term if the participant held the shares more than 12 months. If the sale price is less than the fair market value of the Common Stock at the date of exercise, then the participant generally will have a capital loss equal to such difference.

Generally, there are no U.S. federal income tax consequences to the Company by reason of the grant or exercise of “options” under the 423 Component of the Amended and Restated ESPP. Even though a participant must treat part of his or her gain on a qualifying disposition of Common Stock acquired under the 423 Component of the Amended and Restated ESPP as ordinary income, the Company may not claim a deduction for such amount. However, if a participant makes a disqualifying disposition of Common Stock acquired under the 423 Component of the Amended and Restated ESPP, the Company generally may claim a deduction in the year of the disposition in an amount equal to the amount of income that the participant must report as ordinary income, subject to any applicable limitations imposed under the Code.

Non-423 Component

The Non-423 Component of the Amended and Restated ESPP is not intended to meet the requirements set forth in Section 423(b) of the Code and, accordingly, is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code.

Any amounts deducted from a participant’s compensation pursuant to the Amended and Restated ESPP will be included in the participant’s compensation as if the participant actually received such compensation and will remain subject to withholding of all applicable payroll taxes required by all applicable laws.

If an option is granted to a participant under the Non-423 Component of the Amended and Restated ESPP, the participant generally will recognize compensation taxable as ordinary income on the relevant purchase date in an amount equal to the difference between the fair market value of the Common Stock on the purchase date and the purchase price. In such instance, the amount of ordinary income recognized by the participant will be added to the participant’s basis in the shares that the participant purchases, and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment generally will be a long-term or short-term capital gain or loss. Capital gain or loss generally will be long-term if the participant holds the shares for more than 12 months after the purchase date.

The Company generally will be entitled to claim a deduction in the year of a participant’s purchase of Common Stock under the Non-423 Component of the Amended and Restated ESPP in an amount equal to the amount of ordinary income recognized by the participant upon the purchase of such shares, subject to any applicable limitations imposed under the Code.

Other Information

Because participation in the Amended and Restated ESPP is entirely within the discretion of the eligible employees, a new plan benefits table, as described in the federal proxy rules, is not provided. Because the Company cannot predict the participation levels by employees, the rate of employee contributions or the eventual purchase price under the Amended and Restated ESPP, it is not possible to determine the value of benefits that may be obtained by executive officers and other employees under the Amended and Restated ESPP. Non-employee directors are not eligible to participate in the Amended and Restated ESPP.

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP was the independent registered public accounting firm that audited the Company’s consolidated financial statements for the fiscal year ended October 30, 2009. The Audit Committee of the Board of Directors of the Company requests that shareholders ratify its selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm to audit its consolidated financial statements for the fiscal year ending October 29, 2010, at its annual meeting.

The Company is not obligated by law or its Certificate of Incorporation or Bylaws to seek ratification of the directors’ selection of its independent registered public accounting firm, but is doing so as a matter of corporate practice. If the selection of its independent registered public accounting firm is not ratified by shareholders, the Company may continue to use Ernst & Young LLP as its independent registered public accounting firm or, even if shareholders vote in favor of the selection, may select a new firm if, in the opinion of the Audit Committee, such a change would be in the best interests of the Company and its shareholders.

The Company expects that representatives of Ernst & Young LLP will be present at the 2010 annual meeting, will be given the opportunity to make a statement if they wish to do so, and will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR the selection of Ernst & Young LLP as the

Company’s independent registered public accounting firm.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, generally requires the Company’s directors, executive officers and 10% or greater shareholders to file electronically reports of their ownership of Common Stock and of changes in such ownership to the SEC. SEC regulations also require the Company to identify in this proxy statement any person subject to this requirement who did not file a Section 16 report on a timely basis. Based solely upon a review of such reports furnished to the Company and written representations from the executive officers and directors that no other reports were required, the Company believes that all such reports were filed on a timely basis during fiscal 2009, except that one report was inadvertently filed late for Mr. Lawrence.

OTHER MATTERS

As of the date of this proxy statement, the only matters which management intends to present at the meeting are those set forth in the notice of meeting and in this proxy statement. Management knows of no other matters that may come before the meeting. However, if any other matters properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting as proxies.

FORM 10-K AND OTHER CORPORATE GOVERNANCE INFORMATION

The 2009 Annual Report of the Company was provided to shareholders with this proxy statement. The Company will furnish without charge a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended October 30, 2009, including the consolidated financial statements and the financial statement schedules, to any shareholder who makes a request. Contact Esterline Technologies Corporation, Attn: Corporate Communications, 500 108th Avenue NE, Suite 1500, Bellevue, WA 98004 or call (425) 453-9400. This proxy statement, the 2009 Annual Report and the Annual Report on Form 10-K for the fiscal year ended October 30, 2009, are also available on the Company’s website, www.esterline.com under the Investor Relations tab. In addition, shareholders may find information relating to the Company’s corporate governance posted on the Company’s website, www.esterline.com under the Corporate Governance tab. Documents located in this section include the charters for the Audit, Compensation and Nominating & Corporate Governance Committees, the Corporate Governance Guidelines and the Code of Business Conduct and Ethics.

SHAREHOLDER PROPOSALS FOR 2011

Proposals of shareholders of the Company that are intended to be included in the Company’s proxy statement and presented by such shareholders at the Company’s 2011 annual meeting must be received at the Company’s principal executive office no later than Friday, September 24, 2010. In order for a shareholder’s proposal to be eligible for inclusion in the Company’s proxy statement for the 2011 annual meeting, among other things, the shareholder must own at least one percent of the outstanding shares of Common Stock or shares of Common Stock with a market value of $2,000 for at least one year prior to submitting the proposal, and the shareholder must continue to own such stock through the date of the 2011 annual meeting. Shareholder proposals submitted to the Company outside the processes required for inclusion in the proxy statement for the 2011 annual meeting after December 8, 2010, will be considered untimely by the Company. In addition, if the Company receives notice of a shareholder proposal after December 8, 2010, the persons named as proxies in the proxy statement for the 2011 annual meeting will have discretionary voting authority to vote on such proposal at the 2011 annual meeting.

By order of the Board of Directors

/s/ Robert D. George
ROBERT D. GEORGE
Vice President,
Chief Financial Officer,
Secretary and Treasurer

January 22, 2010

ANNEX A

ESTERLINE TECHNOLOGIES CORPORATION

AMENDED AND RESTATED 2004 EQUITY INCENTIVE PLAN

(As Amended and Restated Effective             )

SECTION 1. PURPOSE

The purpose of the Esterline Technologies Corporation 2004 Equity Incentive Plan is to attract, retain and motivate employees, officers and directors of Esterline Technologies Corporation and its Related Companies by providing them the opportunity to acquire a proprietary interest in the Company and to link their interests and efforts to the long-term interests of the Company’s shareholders.

SECTION 2. DEFINITIONS

As used in the Plan,

“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

“Acquisition Price” means the higher of (a) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange or other national exchange on which the Common Stock is listed or on Nasdaq during the 60-day period prior to and including the date of a Company Transaction or Change in Control or (b) if the Company Transaction or Change in Control is the result of a tender or exchange offer or a negotiated acquisition of the Company’s Common Stock, the highest price per share of Common Stock paid in such tender or exchange offer or acquisition. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined by the Board in its sole discretion.

“Award” means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock Unit, Performance Share, Performance Unit, dividend equivalent, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.

“Board” means the Board of Directors of the Company.

“Cause,” unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Committee of the Board, whose determination shall be conclusive and binding.

“Change in Control,” unless the Committee determines otherwise with respect to an Award at the time the Award is granted, means the happening of any of the following events:

(a) an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) of the Exchange Act) (an “Entity”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (1) the then outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”), excluding, however, the following (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege where the security being so converted was not acquired directly from the Company by the party exercising the conversion privilege, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Company, or (iv) a Related Party Transaction; or

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(b) a change in the composition of the Board during any two-year period such that the individuals who, as of the beginning of such two-year period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the beginning of the two-year period, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be considered a member of the Incumbent Board.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” has the meaning set forth in Section 3.1.

“Common Stock” means the common stock, par value $0.20 per share, of the Company.

“Company” means Esterline Technologies Corporation, a Delaware corporation.

“Company Transaction,” unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means consummation of:

(a) a merger or consolidation of the Company with or into any other company or other entity;

(b) a sale in one transaction or a series of transactions undertaken with a common purpose of at least 50% of the Company’s outstanding voting securities, or

(c) a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of at least 50% of the Company’s assets.

Where a series of transactions undertaken with a common purpose is deemed to be a Company Transaction, the date of such Company Transaction shall be the date on which the last of such transactions is consummated.

“Covered Employee” means a “covered employee” as that term is defined for purposes of Section 162(m)(3) of the Code or any successor provision.

“Disability,” unless otherwise defined by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of six months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Committee whose determination shall be conclusive and binding.

“Effective Date” has the meaning set forth in Section 19.

“Eligible Person” means any person eligible to receive an Award as set forth in Section 5.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means the closing price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish, including an average of trading days not to exceed 30 days from the Grant Date.

“Grant Date” means the later of (a) the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee or (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Section 422 of the Code or any successor provision.

“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

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“Option” means a right to purchase Common Stock granted under Section 7.

“Parent Company” means a company or other entity which as a result of a Company Transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries.

“Participant” means any Eligible Person to whom an Award is granted.

“Performance Award” means an Award of Performance Shares or Performance Units granted under Section 11.

“Performance Criteria” has the meaning set forth in Section 12.1.

“Performance Share” means an Award of units denominated in shares of Common Stock granted under Section 11.1.

“Performance Unit” means an Award of units denominated in cash or property other than shares of Common Stock granted under Section 11.2.

“Plan” means Esterline Technologies Corporation Amended and Restated 2004 Equity Incentive Plan.

“Related Company” means any entity that is directly or indirectly controlled by the Company.

“Related Party Transaction” means a Company Transaction pursuant to which:

(a) all or substantially all of the individuals and entities who are the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Company Transaction will beneficially own, directly or indirectly, at least 70% of the outstanding shares of Common Stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the company resulting from such Company Transaction (including a Parent Company) in substantially the same proportions as their ownership, immediately prior to such Company Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities;

(b) no Entity (other than the Company, any employee benefit plan (or related trust) of the Company or a Related Company, the company resulting from such Company Transaction or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (a) above is satisfied in connection with the applicable Company Transaction, such Parent Company) will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of Common Stock of the company resulting from such Company Transaction or the combined voting power of the outstanding voting securities of such company entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Company Transaction; and

(c) individuals who were members of the Incumbent Board will immediately after the consummation of the Company Transaction constitute at least a majority of the members of the board of directors of the company resulting from such Company Transaction (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (a) above is satisfied in connection with the applicable Company Transaction, of the Parent Company).

“Restricted Stock” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Committee.

“Retirement,” unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means “Retirement” as defined for purposes of the Plan by the Committee or the Company’s chief human resources officer or other person performing that function or, if not so defined, means Termination of Service on or after the date the Participant reaches “normal retirement age,” as that term is defined in Section 411(a)(8) of the Code.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Stock Appreciation Right” or “SAR” means a right granted under Section 9.1 to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.

“Stock Award” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are not subject to restrictions prescribed by the Committee.

“Stock Unit” means an Award denominated in units of Common Stock granted under Section 10.

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“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted by an Acquired Entity.

“Successor Company” means the surviving company, the successor company or Parent Company, as applicable, in connection with a Company Transaction.

“Termination of Service” means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Committee, whose determination shall be conclusive and binding. Transfer of a Participant’s employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company.

“Vesting Commencement Date” means that Grant Date or such other date selected by the Committee as the date from which an Award begins to vest.

SECTION 3. ADMINISTRATION

3.1	Administration of the Plan

The Plan shall be administered by the Board or the Compensation Committee of the Board which shall be composed of no fewer than two directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission, and an “outside director” within the meaning of Section 162(m) of the Code, or any successor provision thereto. Notwithstanding the foregoing, the Board may delegate responsibility for administering the Plan with respect to designated classes of Eligible Persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, except with respect to Awards to Participants who are subject to Section 16 of the Exchange Act or Awards granted pursuant to Section 12 of the Plan. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board or the Committee may authorize one or more officers of the Company to grant Awards to designated classes of Eligible Persons, within limits specifically prescribed by the Board or the Committee; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any person subject to Section 16 of the Exchange Act. All references in the Plan to the “Committee” shall be, as applicable, to the Board, to the Compensation Committee or any other committee or any officer to whom the Board or the Committee has delegated authority to administer the Plan.

3.2	Administration and Interpretation by Committee

(a) Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a Committee composed of members of the Board, to: (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Award to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) determine whether, to what extent and under what circumstances cash, shares of Common Stock, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant; (viii) interpret and administer the Plan and any instrument evidencing an Award notice or agreement executed or entered into under the Plan; (ix) establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan; (x) delegate ministerial duties to such of the Company’s employees as it so determines; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

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(b) In no event, however, shall the Committee have the right, without shareholder approval, to (i) cancel or amend outstanding Options or SARs for the purpose of repricing, replacing or regranting such Options or SARs with Options or SARs that have a purchase or grant price that is less than the purchase or grant price for the original Options or SARs except in connection with adjustments provided in Section 16, or (ii) issue an Option or amend an outstanding Option to provide for the grant or issuance of a new Option on exercise of the original Option.

(c) The effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s working less than full-time shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Committee, whose determination shall be final.

(d) Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any shareholder and any Eligible Person. A majority of the members of the Committee may determine its actions.

SECTION 4. SHARES SUBJECT TO THE PLAN

4.1	Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 16.1, the number of shares of Common Stock available for issuance under the Plan shall consist of:

(a) 2,500,000 shares plus

(b) any authorized shares (i) not issued or subject to outstanding awards under the Company’s Amended and Restated 1997 Stock Option Plan (the “Prior Plan”) on the Effective Date and (ii) any shares subject to outstanding awards under the Prior Plan on such date that cease to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in shares), up to an aggregate maximum of 1,251,000 shares, subject to adjustment from time to time as provided in Section 16.1, which shares shall cease, as of such date, to be available for grant and issuance under the Prior Plan, but shall be available for issuance under the Plan.

Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

4.2	Share Usage

(a) Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award or (ii) covered by an Award that is settled in cash shall be available for Awards under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.

(b) The Committee shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

(c) Notwithstanding anything in the Plan to the contrary, the Committee may grant Substitute Awards under the Plan. Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan. In the event that an Acquired Entity has shares available for awards or grants under one or more pre-existing plans not adopted in contemplation of such acquisition or combination, then, to the extent determined by the Board or the Committee, the shares available for grant pursuant to the terms of such preexisting plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of Common Stock of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such pre-existing plans, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the

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Company or a Related Company prior to such acquisition or combination. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

(d) Notwithstanding the other provisions in this Section 4.2, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 16.1.

4.3	Limitations

Subject to adjustment as provided in Section 16.1, the aggregate number of shares that may be issued pursuant to Awards granted under the Plan (other than Awards of Options or Stock Appreciation Rights) that contain no restrictions or restrictions based solely on continuous employment or services for less than three years (except where Termination of Service occurs by reason of death, Retirement or Disability) shall not exceed 50% of the aggregate maximum number of shares specified in Section 4.1.

SECTION 5. ELIGIBILITY

An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects.

SECTION 6. AWARDS

6.1	Form, Grant and Settlement of Awards

The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with, any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.

6.2	Evidence of Awards

Awards granted under the Plan shall be evidenced by a written, including an electronic, notice or agreement that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.

6.3	Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of any Award if and to the extent set forth in the instrument evidencing the Award at the time of grant. If any such deferral election is permitted or required, the Committee, in its sole discretion, shall establish rules and procedures for such payment deferrals, which may include the grant of additional Awards or provisions for the payment or crediting of interest or dividend equivalents, including converting such credits to deferred stock unit equivalents; provided, however, that the terms of any deferrals under this Section 6.3 shall comply with all applicable law, rules and regulations, including, without limitation, Section 409A of the Code.

6.4	Dividends and Distributions

Participants may, if and to the extent the Committee so determines and sets forth in the instrument evidencing the Award at the time of grant, be credited with dividends paid with respect to shares of Common Stock underlying an Award in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units.

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SECTION 7. OPTIONS

7.1	Grant of Options

The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

7.2	Option Exercise Price

The exercise price for shares purchased under an Option shall not be less than 100% of the Fair Market Value of the Common Stock for the Grant Date, except in the case of Substitute Awards.

7.3	Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option shall be ten years from the Grant Date.

7.4	Exercise of Options

The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time. To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to or as directed or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Sections 7.5 and 14. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

7.5	Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include:

(a) cash;

(b) check or wire transfer;

(c) tendering (either actually or, so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock already owned by the Participant that on the day prior to the exercise date have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(d) so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act and to the extent permitted by law, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

(e) such other consideration as the Committee may permit.

7.6	Post-Termination Exercise

The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Committee at any time:

(a) Any portion of an Option that is not vested and exercisable on the date of a Participant’s Termination of Service shall expire on such date.

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(b) Any portion of an Option that is vested and exercisable on the date of a Participant’s Termination of Service shall expire on the earliest to occur of:

(i) if the Participant’s Termination of Service occurs for reasons other than Cause, Retirement, Disability or death, the date that is three months after the date of such Termination of Service;

(ii) if the Participant’s Termination of Service occurs by reason of Retirement, Disability or death, the date that is three years after the date of such Termination of Service; and

(iii) the last day of the maximum term of the Option (the “Option Expiration Date”).

Notwithstanding the foregoing, if a Participant dies after his or her Termination of Service but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on the date of such Termination of Service shall expire upon the earlier to occur of (y) the Option Expiration Date and (z) the one-year anniversary of the date of death, unless the Committee determines otherwise.

Also notwithstanding the foregoing, in case a Participant’s Termination of Service occurs for Cause, all Options granted to the Participant shall automatically expire upon first notification to the Participant of such termination, unless the Committee determines otherwise. If a Participant’s employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant’s rights under any Option shall likewise be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after a Participant’s Termination of Service, any Option then held by the Participant may be immediately terminated by the Committee, in its sole discretion.

(c) If the exercise of the Option following a Participant’s Termination of Service, but while the Option is otherwise exercisable, would be prohibited solely because the issuance of Common Stock would violate either the registration requirements under the Securities Act or the Company’s insider trading policy, then the Option shall remain exercisable until the earlier of (i) the Option Expiration Date and (ii) the expiration of a period of three months (or such longer period of time as determined by the Committee in its sole discretion) after the Participant’s Termination of Service during which the exercise of the Option would not be in violation of such Securities Act or insider trading policy requirements. A Participant’s change in status from an employee of the Company or a Related Company to a director, consultant, advisor or independent contractor of the Company or a Related Company, or a change in status from a director, consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company, shall not be considered a Termination of Service for purposes of this Section 7.6.

SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provisions of the Plan, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder, including, to the extent required thereunder, the following:

8.1	Dollar Limitation

To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which a Participant’s Incentive Stock Options become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2	Eligible Employees

Individuals who are not employees of the Company or one of its parent or subsidiary corporations may not be granted Incentive Stock Options.

8.3	Exercise Price

The exercise price of an Incentive Stock Option shall be at least 100% of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a “Ten Percent Shareholder”), shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

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8.4	Option Term

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Incentive Stock Option shall not exceed ten years, and in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, shall not exceed five years.

8.5	Exercisability

An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the date of a Participant’s Termination of Service if termination was for reasons other than death or disability, (b) more than one year after the date of a Participant’s Termination of Service if termination was by reason of disability, or (c) after the Participant has been on leave of absence for more than 90 days, unless the Participant’s reemployment rights are guaranteed by statute or contract.

8.6	Taxation of Incentive Stock Options

In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise.

A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

8.7	Code Definitions

For the purposes of this Section 8 “disability”, “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

SECTION 9. STOCK APPRECIATION RIGHTS

9.1	Grant of Stock Appreciation Rights

The Committee may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Committee shall determine in its sole discretion. An SAR may be granted in tandem with an Option or alone (“freestanding”). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.2. An SAR may be exercised upon such terms and conditions and for the term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the term of a freestanding SAR shall be as established for that SAR by the Committee or, if not so established, shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

9.2	Payment of SAR Amount

Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying: (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

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9.3	Waiver of Restrictions

Subject to Section 18.5, the Committee, in its sole discretion, may waive any other terms, conditions or restrictions on any SAR under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 10. STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS

10.1	Grant of Stock Awards, Restricted Stock and Stock Units

The Committee may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any (which may be based on continuous service with the Company or a Related Company or the achievement of any performance goals), as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

10.2	Vesting of Restricted Stock and Stock Units

Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant’s release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Committee, and subject to the provisions of Section 13, (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

10.3	Waiver of Restrictions

Subject to Section 18.5, the Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 11. PERFORMANCE AWARDS

11.1	Performance Shares

The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares, and the other terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Subject to Section 18.5, the amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

11.2	Performance Units

The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Notwithstanding the foregoing, the amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

SECTION 12. CODE SECTION 162(m) PROVISIONS

Notwithstanding any other provision of the Plan, if the Committee determines, at the time Awards are granted to a Participant who is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 12 is applicable to such Award.

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12.1	Performance Criteria

If an Award is subject to this Section 12, then the lapsing of restrictions thereon and the distribution of cash, shares of Common Stock or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one of or any combination of the following “performance criteria” for the Company as a whole or any business unit of the Company, as reported or calculated by the Company: return on average common shareholders’ equity; return on average equity; return on equity; return on invested capital; total shareholder return; stock price appreciation; efficiency ratio (other expense as a percentage of other income plus net interest income); net operating expense (other income less other expense); earnings per share; earnings per diluted share; operating earnings (earnings before transaction-related expense) per diluted share; net operating earnings (earnings before transaction-related expense) per diluted share; book value per share; cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings (including or excluding interest, taxes, depreciation, amortization, extraordinary items, restructuring charges or other expense(s)); net income; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expense(s)); revenues; operating revenues; return on assets; return on nondepreciable assets; return on average assets; debt; debt plus equity; market or economic value added; lost control; strategic initiatives; net income; improvement in capital structure; ratio of non-performing to performing assets; return on an investment in an affiliate; net interest income; net interest margin; ratio of common equity to total assets; regulatory compliance metrics; and customer service metrics (together, the “Performance Criteria”). Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate or business unit of the Company) under one or more of the Performance Criteria described above relative to the performance of other corporations. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

12.2	Adjustment of Awards

Notwithstanding any provision of the Plan other than Section 16, with respect to any Award that is subject to this Section 12, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Covered Employee.

12.3	Limitations

Subject to adjustment from time to time as provided in Section 16.1, no Covered Employee may be granted Awards other than Performance Units subject to this Section 12 in any calendar year period with respect to more than 325,000 shares of Common Stock for such Award, except that the Company may make additional onetime grants of such Awards for up to 650,000 shares to newly hired individuals, and the maximum dollar value payable with respect to Performance Units subject to this Section 12 granted to any Covered Employee in any one calendar year is $4,000,000.

The Committee shall have the power to impose such other restrictions on Awards subject to this Section 12 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

SECTION 13. OTHER STOCK OR CASH-BASED AWARDS

Subject to the terms of the Plan and such other terms and conditions as the Committee deems appropriate, the Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan.

SECTION 14. WITHHOLDING

The Company may require the Participant to pay to the Company the amount of (a) any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”) and (b) any amounts due from the Participant to the Company or to any Related Company (“other obligations”). The Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

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The Committee may permit or require a Participant to satisfy all or part of the Participant’s tax withholding obligations and other obligations by (a) paying cash to the Company, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (d) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations. The value of the shares so withheld or tendered may not exceed the employer’s minimum required tax withholding rate.

SECTION 15. ASSIGNABILITY

No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award subject to such terms and conditions as the Committee shall specify.

SECTION 16. ADJUSTMENTS

16.1	Adjustment of Shares

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2; (iii) the maximum number and kind of securities set forth in Section 12.3; and (iv) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor.

The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Company Transaction or Change in Control shall not be governed by this Section 16.1 but shall be governed by Sections 16.2 and 16.3, respectively.

16.2	Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Committee in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Committee, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

16.3	Company Transaction; Change in Control

16.3.1	Effect of a Company Transaction That Is Not a Change in Control or a Related Party Transaction

Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise at the time of grant with respect to a particular Award, in the event of a Company Transaction that is not a Change in Control or a Related Party Transaction:

(a) All outstanding Awards, other than Performance Shares and Performance Units, shall become fully and immediately exercisable, and all applicable deferral and restriction limitations or forfeiture provisions shall lapse, immediately prior to the Company Transaction, and shall terminate effective at the effective time of the Company Transaction, only if and to the extent such Awards are not converted, assumed or replaced by the Successor Company.

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For the purposes of this Section 16.3.1, an Award shall be considered converted, assumed or replaced by the Successor Company if following the Company Transaction the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Company Transaction, the consideration (whether stock, cash, or other securities or property) received in the Company Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Company Transaction is not solely Common Stock of the Successor Company, the Committee may, with the consent of the Successor Company, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject thereto, to be solely Common Stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Company Transaction. The determination of such substantial equality of value of consideration shall be made by the Committee, and its determination shall be conclusive and binding.

(b) All Performance Shares or Performance Units earned and outstanding as of the date the Company Transaction is determined to have occurred shall be payable in full at the target level in accordance with the payout schedule pursuant to the Award agreement. Any remaining Performance Shares or Performance Units (including any applicable performance period) for which the payout level has not been determined shall be prorated at the target payout level up to and including the date of such Company Transaction and shall be payable in full at the target level in accordance with the payout schedule pursuant to the Award agreement. Any existing deferrals or other restrictions not waived by the Committee in its sole discretion shall remain in effect.

Notwithstanding the foregoing, the Committee, in its sole discretion, may instead provide that a Participant’s outstanding Awards shall terminate upon or immediately prior to such Company Transaction and that such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (x) the value of the per share consideration received by holders of Common Stock in the Company Transaction, or, in the event the Company Transaction is one of the transactions listed under subsection (c) in the definition of Company Transaction or otherwise does not result in direct receipt of consideration by holders of Common Stock, the value of the deemed per share consideration received, in each case as determined by the Committee in its sole discretion, multiplied by the number of shares of Common Stock subject to such outstanding Awards (to the extent then vested and exercisable or whether or not then vested and exercisable, as determined by the Committee in its sole discretion) exceeds (y) if applicable, the respective aggregate exercise price or grant price for such Award.

16.3.2	Effect of a Change in Control

Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise at the time of grant with respect to a particular Award, in the event of a Change in Control:

(a) any Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant;

(b) any restrictions and deferral limitations applicable to any Restricted Stock or Stock Units shall lapse, and such Restricted Stock or Stock Units shall become free of all restrictions and limitations and become fully vested and transferable to the full extent of the original grant;

(c) all Performance Shares and Performance Units shall be considered to be earned at the target level and payable in full, any deferral or other restriction shall lapse and such Performance Shares and Performance Units shall be immediately settled or distributed; and

(d) any restrictions and deferral limitations and other conditions applicable to any other Awards shall lapse, and such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

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16.3.3	Change in Control Cash-Out

Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the “Change in Control Exercise Period”), if the Committee shall so determine at, or at any time after, the time of grant, a Participant holding an Option, SAR, Restricted Stock Unit or Performance Share shall have the right, whether or not the Award is fully vested and/or exercisable and without regard to any deferral or other restriction and in lieu of the payment of the purchase price for the shares of Common Stock being purchased under an Option, to elect by giving notice to the Company; (within the Change in Control Exercise Period) to surrender all or part of the Award to the Company and to receive cash, within 30 days of such notice:

(a) for an Option or SAR, in an amount equal to the amount by which the Acquisition Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Option or the grant price per share of Common Stock under the SAR; and

(b) for a Restricted Stock Unit or Performance Share, in an amount equal to the Acquisition Price per share of Common Stock under the Restricted Stock or Performance Share, multiplied by the number of shares of Common Stock granted under the Award as to which the right granted under this Section 16.3.3 shall have been exercised.

16.4	Further Adjustment of Awards

Subject to Sections 16.2 and 16.3, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change in control of the Company, as defined by the Committee, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change in control that is the reason for such action.

16.5	No Limitations

The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

16.6	Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

16.7	Section 409A of the Code

Notwithstanding anything in this Plan to the contrary, (a) any adjustments made pursuant to this Section 16 to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (b) any adjustments made pursuant to Section 16 to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment the Awards either (i) continue not to be subject to Section 409A of the Code or (ii) comply with the requirements of Section 409A of the Code.

SECTION 17. AMENDMENT AND TERMINATION

17.1	Amendment, Suspension or Termination

The Board or the Compensation Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, shareholder approval shall be required for any amendment to the Plan; and

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provided, further, that any amendment that requires shareholder approval may be made only by the Board. Subject to Section 17.3, the Board or the Committee may amend the terms of any outstanding Award, prospectively or retroactively.

17.2	Term of the Plan

Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the later of (a) the Effective Date of the Plan and (b) the date the shareholders of the Company approve any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

17.3	Consent of Participant

The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 16 shall not be subject to these restrictions.

SECTION 18. GENERAL

18.1	No Individual Rights

No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without cause.

18.2	Issuance of Shares

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (a) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares and (b) such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The

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Committee may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.

To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

18.3	Indemnification

Each person who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3 shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

18.4	No Rights as a Shareholder

Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement, no Awards, other than a Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a shareholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

18.5	Compliance With Laws and Regulations

In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

Any Award granted pursuant to the Plan is intended to comply with the requirements of Section 409A of the Code, including any applicable regulations and guidance issued thereunder, and including transition guidance, to the extent Section 409A of the Code is applicable thereto, and the terms of the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with this intention to the extent the Committee deems necessary or advisable to comply with Section 409A of the Code and any official guidance issued thereunder. Any payment or distribution that is to be made under the Plan (or pursuant to an Award under the Plan) to a Participant who is a “specified employee” of the Company within the meaning of that term under Section 409A of the Code and as determined by the Committee, on account of a “separation from service” within the meaning of that term under Section 409A of the Code, may not be made before the date which is six months after the date of such “separation from service,” unless the payment or distribution is exempt from the application of Section 409A of the Code by reason of the short-term deferral exemption or otherwise. Notwithstanding any other provision in the Plan, the Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A of the Code; provided, however, that the Committee makes no representations that Awards granted under the Plan shall be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to Awards granted under the Plan.

18.6	Participants in Other Countries or Jurisdictions

Without amending the Plan, the Committee may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may, in the judgment of the Committee, be

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necessary or desirable to foster and promote achievement of the purposes of the Plan. The Committee shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

18.7	No Trust or Fund

The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

18.8	Successors

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

18.9	Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

18.10	Choice of Law

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Washington without giving effect to principles of conflicts of law.

18.11	Legal Requirements

The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

SECTION 19. EFFECTIVE DATE

The effective date (the “Effective Date”) is the date on which the Plan is approved by the shareholders of the Company.

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ANNEX B

ESTERLINE TECHNOLOGIES CORPORATION

AMENDED AND RESTATED 2002 EMPLOYEE STOCK PURCHASE PLAN

(As Amended and Restated Effective             , 2010)

SECTION 1. PURPOSE

The purposes of the Esterline Technologies Corporation Amended and Restated 2002 Employee Stock Purchase Plan (the “Plan”) are: (a) to assist employees of Esterline Technologies Corporation, a Delaware corporation (the “Company”), and its Designated Companies (as defined in Section 2) in acquiring a stock ownership interest in the Company pursuant to an employee stock purchase plan; (b) to encourage employees to work in the best interests of Company stockholders; (c) to support recruitment and retention of qualified employees; and (d) to provide employees an advantageous means of accumulating long-term investments.

The Plan includes two components: a Code Section 423 Component and a Non-423 Component. The Code Section 423 Component is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended, but the Company makes no representation of such status or undertaking to maintain such status. The Plan shall govern the terms and conditions of grants made under both the Code Section 423 Component and the Non-423 Component. Except as otherwise indicated, the Non-423 Component will operate and be administered in the same manner as the Code Section 423 Component.

SECTION 2. DEFINITIONS

For purposes of the Plan, the following terms shall be defined as set forth below:

“Affiliate” has the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

“Beneficial Owner” has the meaning set forth in Rule 13d-3 under the Exchange Act.

“Board” means the Board of Directors of the Company.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

“Code Section 423 Component” means the component of the Plan that is intended to meet the requirements set forth in Section 423(b) of the Code, as amended, to qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the Code Section 423 Component shall be construed, administered and enforced in accordance with Section 423(b) of the Code, so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code.

“Committee” means the Company’s Compensation Committee or any other Board committee appointed by the Board to administer the Plan.

“Common Stock” means the common stock, par value $.20 per share, of the Company.

“Company” means Esterline Technologies Corporation, a Delaware corporation.

“Company Transaction” means consummation of either of the following events:

(a)	consummation of a merger or consolidation of the Company or any direct or indirect Subsidiary Corporation of the Company with or into any other company, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate, at least 70% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

(b)

consummation of an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 70% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

“Contributions” means the payroll deductions (to the extent permitted under applicable law) and other additional payments that the Company may allow to be made by a Participant to fund the exercise of Options granted pursuant to the Plan if payroll deductions are not permitted under applicable law.

“Designated Company” means (a) any domestic Subsidiary Corporation or (b) any non-domestic Subsidiary Corporation, a Parent Corporation or Affiliate designated as such by the Board or the Committee.

“Eligible Compensation” means, unless the Plan Administrator establishes otherwise for a future Offering, gross earnings, including pay in lieu of vacation and sick leave, but shall not include reimbursements or other expense allowances, cash and non-cash fringe benefits, moving expenses or welfare benefits, whether or not reported as income to the Participant, or severance benefits paid upon termination of employment, whether paid on or after a Participant’s date of termination of employment. The Plan Administrator, in its sole discretion, shall determine the earnings which constitute Eligible Compensation for Eligible Employees outside of the U.S. in consideration of applicable law.

“Eligible Employee” means any employee of the Company or a Designated Company who is in the employ of the Company or any Designated Company on one or more Offering Dates and who meets the following criteria:

(a)

the employee, together with any other person whose stock ownership would be attributable to such employee, does not, immediately after the Option is granted, own stock or hold options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of a Parent Corporation or Subsidiary Corporation;

(b)

the employee’s customary employment is for 20 hours or more per week or any lesser number of hours established by the Plan Administrator for a future Offering or for the purposes of any Offering under the Non-423 Component;

(c)

the employee has been employed for a minimum of one year as of an Offering Date or any lesser or greater minimum employment period not to exceed two years that is established by the Plan Administrator for a future Offering; and

(d)	if established by the Plan Administrator for a future Offering, the employee customarily works a certain minimum number of months per year, such number of months not to exceed five months per year.

With respect to the Code Section 423 Component, only employees of the Company, a Parent Corporation or Subsidiary Corporation shall be considered “Eligible Employees.” Further with respect to the Code Section 423

Component, if the Company permits any employee of a Designated Company to participate in the Plan, then all employees of that Designated Company who meet the requirements of this paragraph shall also be considered Eligible Employees.

With respect to the Non-423 Component, the determination of who is an “Eligible Employee” must comply with the terms set forth under the Plan but do not have to be the same as the ones set forth for Offerings made under the Code Section 423 Component. In addition, for Offerings under the Non-423 Component of the Plan, the Administrator can limit eligibility further within Designated Companies so as to only designate some employees of a Designated Company as Eligible Employees.

“Enrollment Period” has the meaning set forth in Section 7.1.

“ESPP Broker” has the meaning set forth in Section 10.1.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” shall be as established in good faith by the Plan Administrator or if the Common Stock is publicly traded, the closing sale price of the Common Stock on the Offering Date or the Purchase Date, as applicable, during regular session trading on the New York Stock Exchange, unless the Plan Administrator determines otherwise for a future Offering. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

“Human Resources Department” means the human resources department or such other department or individual authorized by the Plan Administrator to perform certain ministerial duties under the Plan.

“Non-423 Component” means a component of the Plan that is not intended to meet the requirements set forth in Section 423(b) of the Code, as amended. Options may be granted under the Non-423 Component pursuant to rules, procedures or sub-plans adopted by the Plan Administrator that are designed to achieve tax, securities laws or other objectives for Eligible Employees and/or the Company.

“Offering” has the meaning set forth in Section 5.1.

“Offering Date” means the first day of an Offering.

“Option” means an option granted under the Plan to an Eligible Employee to purchase shares of Common Stock.

“Parent Corporation” means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company, if, at the time of the granting of the Option, each of the corporations, other than the Company, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means any Eligible Employee who has elected to participate in an Offering in accordance with the procedures set forth in Section 7 and who has not withdrawn from the Plan or whose participation in the Plan is not otherwise terminated.

“Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (a) the Company, (b) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (c) an underwriter temporarily holding securities pursuant to an offering of such securities or (d) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

“Plan” means the Esterline Technologies Corporation Amended and Restated 2002 Employee Stock Purchase Plan, which includes a Code Section 423 Component and a Non-423 Component.

“Plan Administrator” has the meaning set forth in Section 3.1.

“Purchase Date” means the last day of each Offering or Purchase Period.

“Purchase Period” has the meaning set forth in Section 5.2.

“Purchase Price” has the meaning set forth in Section 6.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Subscription” has the meaning set forth in Section 7.1.

“Subsidiary Corporation” means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company, if, at the time of the granting of the Option, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Successor Company” has the meaning set forth in Section 19.3.

SECTION 3. ADMINISTRATION

3.1	Plan Administrator

The Plan shall be administered by the Board and/or the Committee or, if and to the extent the Board or the Committee designates one or more executive officers of the Company to administer the Plan, by such executive officer(s) (each, the “Plan Administrator”). Any decisions made by the Plan Administrator with respect to the Code Section 423 Component of the Plan shall be applicable equally to all Eligible Employees participating in the Code Section 423 Component of the Plan.

3.2	Administration and Interpretation by the Plan Administrator

Subject to the provisions of the Plan, the Plan Administrator shall have the authority, in its sole discretion, to determine all matters relating to Options granted under the Plan, including all terms, conditions, restrictions and limitations of Options; provided, however, that all Participants granted Options pursuant to the Code Section 423 Component of the Plan shall have the same rights and privileges within the meaning of Code Section 423. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan’s administration and determine which Designated Companies shall participate in the Non-423 Component and which shall participate in the Code Section 423 Component. The Plan Administrator’s interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, unless reserved to the Board or the Committee, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate ministerial duties to such of the Company’s other officers or employees as the Plan Administrator so determines.

SECTION 4. STOCK SUBJECT TO PLAN

Subject to adjustment from time to time as provided in Section 19.1, the maximum number of shares of Common Stock that shall be available for issuance under the Plan shall be 1,500,000 shares. Shares issued under the Plan shall be drawn from authorized and unissued shares or from shares subsequently acquired by the Company as treasury shares. Any shares of Common Stock subject to an Option that cease to be subject to the Option (other than by reason of exercise of the Option), including, without limitation, in connection with the cancellation or termination of an Option, shall again be available for issuance in connection with future grants of Options under the Plan. Up to the full maximum number of shares of Common Stock authorized in this Section 4 may be issued under the Code Section 423 Component of the Plan.

SECTION 5. OFFERING DATES

5.1	Offerings

(a)

Except as otherwise set forth below, the Plan shall be implemented by a series of Offerings that each last six months (each, an “Offering”), such Offerings to commence on June 16 and December 16 of each year and to end on the next December 15 and June 15, respectively.

(b)

Notwithstanding the foregoing, the Plan Administrator may establish (i) a different term for one or more future Offerings and (ii) different commencing and ending dates for such Offerings; provided, however, that an Offering may not exceed five years; and provided, further, that if the Purchase Price may be less than 85% of the Fair Market Value of the Common Stock on the Purchase Date, the Offering may not exceed 27 months.

(c)

In the event the first or the last day of an Offering is not a regular business day, then the first day of the Offering shall be deemed to be the next regular business day and the last day of the Offering shall be deemed to be the last preceding regular business day.

5.2	Purchase Periods

(a)

Each Offering shall consist of one or more consecutive purchase periods (each, a “Purchase Period”). The last day of each Purchase Period shall be the Purchase Date for such Purchase Period. A Purchase Period shall commence on June 16 and December 16 of each year and shall end on the next December 15 and June 15, respectively.

(b)

Notwithstanding the foregoing, the Plan Administrator may establish (i) a different term for one or more future Purchase Periods and (ii) different commencing and ending dates for any such Purchase Period.

(c)

In the event the first or last day of a Purchase Period is not a regular business day, then the first day of the Purchase Period shall be deemed to be the next regular business day and the last day of the Purchase Period shall be deemed to be the last preceding regular business day.

5.3	Governmental Approval; Stockholder Approval

Notwithstanding any other provision of the Plan to the contrary, an Option granted pursuant to the Plan shall be subject to (a) obtaining all necessary governmental approvals and qualifications for the Plan and (b) obtaining stockholder approval of the Plan.

SECTION 6. PURCHASE PRICE

The purchase price (the “Purchase Price”) at which Common Stock may be acquired in an Offering pursuant to the exercise of all or any portion of an Option shall be 95% of the Fair Market Value of the Common Stock on the Purchase Date for that Offering, unless the Plan Administrator establishes a higher percentage for a future Offering.

SECTION 7. PARTICIPATION IN THE PLAN

7.1	Initial Participation

An Eligible Employee shall become a Participant on the first Offering Date after satisfying the eligibility requirements and delivering to the Human Resources Department (or other entity approved by the Plan Administrator for this purpose) during the enrollment period established by the Plan Administrator (the “Enrollment Period”) a notice of enrollment, in such form, including electronic, as permitted by the Plan Administrator (the “Subscription”):

(a)	indicating the Eligible Employee’s election to participate in the Plan;

(b)

authorizing payroll deductions to the extent permitted under applicable law and/or stating the amount of Contributions to the Plan expressed as a whole percentage of the Participant’s Eligible Compensation; and

(c)	authorizing the purchase of Common Stock for the Participant in each Purchase Period.

An Eligible Employee who does not deliver a Subscription as provided above during the Enrollment Period shall not participate in the Plan for that Offering or for any subsequent Offering unless such Eligible Employee subsequently enrolls in the Plan by delivering a Subscription during the Enrollment Period for such subsequent Offering. The Company may, from time to time, change the Enrollment Period for a future Offering as deemed advisable by the Plan Administrator, in its sole discretion, for the proper administration of the Plan.

An employee who becomes eligible to participate in the Plan after an Offering has commenced shall not be eligible to participate in such Offering but may participate in any subsequent Offering, provided that such employee is still an Eligible Employee as of the commencement of any such subsequent Offering. Eligible Employees may not participate in more than one Offering at a time.

7.2	Continued Participation

A Participant who has elected to participate in an Offering shall automatically participate in the next Offering until such time as such Participant withdraws from the Plan pursuant to Section 11.2 or terminates employment as provided in Section 12.

SECTION 8. LIMITATIONS ON RIGHT TO PURCHASE SHARES

8.1	Number of Shares Purchased

(a)

No Participant shall be entitled to purchase Common Stock under the Plan (or any other employee stock purchase plan that is intended to meet the requirements of Code Section 423 sponsored by the Company, a Parent Corporation or a Subsidiary Corporation) at a rate that exceeds $25,000 in Fair Market Value of the Common Stock, determined as of the Offering Date for each Offering (or such other limit as may be imposed by the Code), for each calendar year in which an Option granted to a Participant is outstanding at any time under the Plan (or any other employee stock purchase plan described in this Section 8.1).

(b)

Subject to adjustment from time to time as provided under Section 19.1, no Participant shall be entitled to purchase more than 2,000 shares of Common Stock (or such other number as the Board or the Committee shall specify for a future Offering) under the Plan in any Offering or, if a future Offering has more than one Purchase Period, in any single Purchase Period of that Offering.

8.2	Pro Rata Allocation

In the event the number of shares of Common Stock that might be purchased by all Participants exceeds the number of shares of Common Stock available in the Plan, the Plan Administrator shall make a pro rata allocation of the remaining shares of Common Stock in as uniform a manner as shall be practicable and as the Plan Administrator shall determine to be equitable. Fractional shares may not be issued under the Plan unless the Plan Administrator determines otherwise for a future Offering.

SECTION 9. PAYMENT OF PURCHASE PRICE

9.1	General Rules

Subject to Section 9.11, Common Stock that is acquired pursuant to the exercise of all or any portion of an Option may be paid for only by means of Contributions expressed as a whole percentage of the Participant’s Eligible

Compensation, including payroll deductions to the extent permitted under applicable law. Except as set forth in this Section 9, the amount of compensation to be withheld from a Participant’s Eligible Compensation during each pay period shall be determined by the Participant’s Subscription. Where applicable law prohibits payroll deductions for the purpose of the Plan, the Plan Administrator may permit the Participant to contribute amounts to the Plan through payment by cash, check or other means set forth in the Subscription prior to each Purchase Date of each Offering, provided that payment through means other than payroll deductions shall be permitted only if the Participant has not already had the maximum permitted amount withheld through payroll deductions during the Offering.

9.2	Percent Withheld or Otherwise Contributed

The amount of Contributions, including those through payroll withholding, for each Participant for purchases pursuant to the Plan during any pay period shall be at least 1% but shall not exceed 15% of the Participant’s Eligible Compensation for such pay period (or such other percentage as the Plan Administrator may establish from time to time for a future Offering). Amounts shall be withheld or otherwise contributed in whole percentages only.

9.3	Payroll Deductions

Payroll deductions shall commence on the first payday following the Offering Date and shall continue through the last payday of the Offering unless sooner altered or terminated as provided in the Plan.

9.4	Memorandum Accounts

Individual accounts shall be maintained for each Participant for memorandum purposes only. All Contributions shall be credited to such account but shall be deposited with the general funds of the Company except where applicable law requires that all Contributions to the Plan by Participants be segregated from such general funds and/or deposited with an independent third party for Participants in the Non-423 Component of the Plan. All Contributions received or held by the Company may be used by the Company for any corporate purpose to the extent permitted under applicable law.

9.5	No Interest

No interest shall be paid on payroll deductions received or held by the Company, except as may be required by applicable law, as determined by the Company, for Participants in the Non-423 Component of the Plan.

9.6	Acquisition of Common Stock

On each Purchase Date of an Offering, each Participant shall automatically acquire, pursuant to the exercise of the Participant’s Option, the number of shares of Common Stock arrived at by dividing the total amount of the Participant’s accumulated Contributions for the Offering (or Purchase Period for any future Offerings consisting of more than one Purchase Period) by the Purchase Price; provided, however, that the number of shares of Common Stock purchased by the Participant shall not exceed the number of whole shares of Common Stock so determined, unless the Plan Administrator has determined for a future Offering that fractional shares may be issued under the Plan; and provided, further, that the number of shares of Common Stock purchased by the Participant shall not exceed the number of shares for which Options have been granted to the Participant pursuant to Section 8.1.

9.7	Refund of Excess Amounts

Any cash balance that is not used to purchase shares of Common Stock due to the limitations in Section 8.1 shall be refunded to the Participant as soon as practical after the Purchase Date without the payment of any interest, except as may be required by applicable law, as determined by the Company, for Participants in the Non-423 Component of the Plan. Any cash balance remaining in the Participant’s account at the termination of a Purchase Period that is not sufficient to purchase a whole share of Common Stock shall be applied to the purchase of Common Stock in the next Purchase Period, provided the Participant participates in the next Purchase Period and the purchase complies with Section 8.1. If the Participant does not participate in the next Purchase Period, such remaining cash balance shall be refunded to the Participant as soon as practical after the Purchase Date without the payment of any interest, except as may be required by applicable law, as determined by the Company, for Participants in the Non-423 Component of the Plan.

9.8	Withholding Obligations

At the time the Option is exercised, in whole or in part, or at the time some or all the Common Stock is disposed of (or at any other time that a taxable event related to the Plan occurs), a Participant shall make adequate provision for U.S. and non-U.S. local, state and federal withholding obligations, if any, of the Company, or the employing Affiliate, Parent Corporation or Subsidiary Corporation, that arise upon exercise of the Option or upon disposition of the Common Stock (or other taxable event). The Company, or the employing Affiliate, Parent Corporation or Subsidiary Corporation, may withhold from the Participant’s compensation or any other amounts due to the Participant the amount necessary to meet such withholding obligations. Further, the Company, or the employing Affiliate, Parent Corporation or Subsidiary Corporation, may satisfy its withholding obligations, if any, through any of the means set forth in the applicable subscription agreement.

9.9	Termination of Participation

No Common Stock shall be purchased on behalf of a Participant on a Purchase Date if his or her participation in a current Offering or the Plan has terminated on or before such Purchase Date or if the Participant has otherwise terminated employment prior to a Purchase Date.

9.10	Procedural Matters

The Company may, from time to time, establish (a) limitations on the frequency and/or number of any permitted changes in the amount withheld during an Offering, as set forth in Section 11.1, (b) an exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, (c) payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, and (d) such other limitations or procedures as deemed advisable by the Company in the Company’s sole discretion that are consistent with the Plan and for the Code Section 423 Component of the Plan, in accordance with the requirements of Code Section 423.

9.11	Leaves of Absence

During leaves of absence approved by the Human Resources Department and meeting the requirements of the applicable treasury regulations promulgated under the Code, a Participant may elect to continue participation in the Plan for a maximum of three months (or any longer period for which the Participant has reemployment rights with the Designated Company as provided for by either statute or agreement by contract or as otherwise necessary to comply with applicable law with respect to Offerings under the Non-423 Component of the Plan) by continuing to make Contributions, or, if the leave is unpaid, by delivering cash payments to the Company on the Participant’s normal paydays equal to the amount of his or her payroll deductions under the Plan had the Participant not taken a leave of absence.

SECTION 10. COMMON STOCK PURCHASED UNDER THE PLAN

10.1	ESPP Broker

If the Plan Administrator designates or approves a stock brokerage or other financial services firm (the “ESPP Broker”) to hold shares purchased under the Plan for the accounts of Participants, the following procedures shall apply. Promptly following each Purchase Date, the number of shares of Common Stock purchased by each Participant shall be deposited into an account established in the Participant’s name with the ESPP Broker. Each Participant shall be the beneficial owner of the Common Stock purchased under the Plan and shall have all rights of beneficial ownership in such Common Stock. A Participant shall be free to undertake a disposition of the shares of Common Stock in his or her account at any time, but, in the absence of such a disposition, the shares of Common

Stock purchased under the Code Section 423 Component of the Plan must remain in the Participant’s account at the ESPP Broker until the holding period set forth in Code Section 423 has been satisfied. With respect to shares of Common Stock purchased under the Code Section 423 Component of the Plan for which the holding period set forth above has been satisfied, the Participant may move those shares of Common Stock to another brokerage account of the Participant’s choosing or request that a stock certificate be issued and delivered to him or her. Dividends paid in the form of shares of Common Stock with respect to Common Stock in a Participant’s account shall be credited to such account. A Participant who is not subject to payment of U.S. income taxes may move his or her shares of Common Stock to another brokerage account of his or her choosing or request that a stock certificate be delivered to him or her at any time, without regard to the Code Section 423 holding period.

10.2	Notice of Disposition

By entering the Code Section 423 Component of the Plan, each Participant agrees to promptly give the Company notice of any Common Stock disposed of within the later of one year from the Purchase Date and two years from the Offering Date for such Common Stock, showing the number of such shares disposed of and the Purchase Date and Offering Date for such Common Stock. This notice shall not be required if and so long as the Company has a designated ESPP Broker.

SECTION 11. CHANGES IN WITHHOLDING AMOUNTS AND

VOLUNTARY WITHDRAWAL

11.1	Changes in Withholding Amounts

(a)

Unless the Plan Administrator establishes otherwise for a future Offering, during a Purchase Period, a Participant may elect to reduce payroll contributions to 0% by delivering to the Human Resources Department (or other entity approved by the Plan Administrator for this purpose) an amended Subscription authorizing cessation of payroll deductions. The change in rate shall be effective as of the first pay date that falls at least ten business days after the Participant delivers the amended Subscription (the “Change Notice Date”), unless the Plan Administrator determines otherwise for a future Offering. All payroll deductions accrued by a Participant as of a Change Notice Date shall continue to be applied toward the purchase of Common Stock on the Purchase Date, unless a Participant withdraws from the Plan, pursuant to Section 11.2 below. An amended Subscription shall remain in effect until the Participant changes such Subscription in accordance with the terms of the Plan.

(b)

Unless the Plan Administrator determines otherwise for a future Offering, a Participant may elect to increase or decrease the amount of Contributions, including the amount to be withheld from his or her compensation for future Purchase Periods by delivering to the Human Resources Department (or other entity approved by the Plan Administrator for this purpose) an amended Subscription; provided, however, that notice of such election must be delivered to the Human Resources Department (or other entity approved by the Plan Administrator for this purpose) prior to or during an open Enrollment Period for the next Purchase Period (or by any other time period established by the Plan Administrator for a future Offering) in such form and in accordance with such terms as the Plan Administrator may establish for an Offering. An amended Subscription shall remain in effect until the Participant changes such Subscription in accordance with the terms of the Plan.

(c)

Notwithstanding the foregoing, to the extent necessary to comply with Code Section 423 and Section 8.1(a), a Participant’s payroll deductions shall be decreased to 0% during any Purchase Period if the aggregate of all payroll deductions accumulated for the purchase of shares during such Purchase Period exceeds the limitation set forth in Section 8.1(a). Payroll deductions shall re-commence at the rate provided in the Participant’s Subscription at the beginning of the first Purchase Period that is scheduled to end in the following calendar year, unless the Participant terminates participation in the Plan as provided in Section 11.2 or indicates otherwise in an amended Subscription. Also, notwithstanding the foregoing, a Participant’s payroll deductions shall be decreased to 0% at such time that the aggregate of all payroll deductions accumulated with respect to an Offering exceeds the amount necessary to purchase 2,000 shares of Common Stock in such Offering (or such other number as the Board or Committee shall specify for a future Offering). Payroll deductions shall re-commence at the rate provided in such Participant’s Subscription at the beginning of the next Purchase Period, provided the Participant continues to participate in the Plan and such participation complies with Section 8.1.

11.2	Withdrawal From the Plan

A Participant may withdraw from the Plan by completing and delivering to the Human Resources Department (or other entity approved by the Plan Administrator for this purpose) a notice of withdrawal in such form as permitted by the Plan Administrator. Such notice must be delivered at least ten business days prior to the end of the Purchase Period for which such withdrawal is to be effective, or by any other date specified by the Plan Administrator for a future Offering.

11.3	Notice of Withdrawal; Effect of Withdrawal on Prior Purchase Periods; Re-enrollment in the Plan

(a)

The Company may, from time to time, impose a requirement that any notice of withdrawal be on file with the Human Resources Department (or other entity approved by the Plan Administrator for this purpose) for a reasonable period prior to the effectiveness of the Participant’s withdrawal.

(b)	If a Participant withdraws from the Plan after the Purchase Date for a Purchase Period, the withdrawal shall not affect Common Stock acquired by the Participant in any earlier Purchase Periods.

(c)

In the event a Participant voluntarily elects to withdraw from the Plan, the Participant may participate in any subsequent Offering under the Plan by again satisfying the definition of Eligible Employee and re-enrolling in the Plan in accordance with Section 7.

11.4	Transfer of Employment

A Participant who transfers employment from a Designated Company participating in the Code Section 423 Component of the Plan to a Designated Company participating in the Non-423 Component of the Plan shall immediately cease to participate in the Code Section 423 Component of the Plan. However, his or her accumulated Contributions for the Purchase Period in which such transfer occurs shall be transferred to the Non-423 Component of the Plan, and such individual shall immediately join the then current Offering under the Non-423 Component of the Plan upon the same terms and conditions in effect for his or her participation in the Code Section 423 Component of the Plan, except for such modifications as may be required by applicable law. A participating employee who transfers employment from a Designated Company participating in a current Offering under the Code Section 423 Component of the Plan to the Company or any other Designated Company participating in the Code Section 423 Component of the Plan shall remain a participant in the Code Section 423 Component of the Plan until the earlier of (a) the end of the current Offering Period under the Code Section 423 Component of the Plan or (b) the start date of the first Offering under the Code Section 423 Component of the 423 Plan in which he or she participates following such transfer.

11.5	Return of Payroll Deductions

Upon withdrawal from the Plan pursuant to Section 11.2, the withdrawing Participant’s accumulated payroll deductions that have not been applied to the purchase of Common Stock shall be returned as soon as practical after the withdrawal, without the payment of any interest (except as may be required by applicable law, as determined by the Company, for Participants in the Non-423 Component of the Plan), to the Participant and the Participant’s interest in the Offering shall terminate. Such accumulated payroll deductions may not be applied to any other Offering under the Plan.

SECTION 12. TERMINATION OF EMPLOYMENT

Termination of a Participant’s employment with the Company or a Designated Company for any reason, including retirement, death or the failure of a Participant to remain an Eligible Employee, shall immediately terminate the Participant’s participation in the Plan. The payroll deductions credited to the Participant’s account since the last Purchase Date shall, as soon as practical, be returned to the Participant or, in the case of a Participant’s death, to the Participant’s legal representative or designated beneficiary as provided in Section 13.2, and all the Participant’s rights under the Plan shall terminate. Interest shall not be paid on sums returned to a Participant pursuant to this Section 12, except as may be required by applicable law, as determined by the Company, for Participants in the Non-423 Component of the Plan.

SECTION 13. RESTRICTIONS ON ASSIGNMENT

13.1	Transferability

An Option granted under the Plan shall not be transferable and such Option shall be exercisable during the Participant’s lifetime only by the Participant. The Company will not recognize, and shall be under no duty to recognize, any assignment or purported assignment by a Participant of the Participant’s interest in the Plan, of his or her Option or of any rights under his or her Option.

13.2	Beneficiary Designation

A Participant may designate on a Company-approved form a beneficiary who is to receive any shares and cash, if any, from the Participant’s account under the Plan in the event the Participant dies after the Purchase Date for an Offering but prior to delivery to such Participant of such shares and cash. In addition, a Participant may designate on a Company-approved form a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event that the Participant dies before the Purchase Date for an Offering. Such designation may be changed by the Participant at any time by written notice to the Human Resources Department (or other entity approved by the Plan Administrator for this purpose). The Company may decide not to allow such designations by Participants outside the U.S.

SECTION 14. NO RIGHTS AS STOCKHOLDER UNTIL SHARES ISSUED

With respect to shares of Common Stock subject to an Option, a Participant shall not be deemed to be a stockholder of the Company, and he or she shall not have any of the rights or privileges of a stockholder. A Participant shall have the rights and privileges of a stockholder of the Company when, but not until, the shares of Common Stock have been issued to the Participant following exercise of the Participant’s Option.

SECTION 15. LIMITATIONS ON SALE OF COMMON STOCK PURCHASED UNDER THE PLAN

The Plan is intended to provide Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any Participant in the conduct of his or her own affairs. A Participant, therefore, may sell Common Stock purchased under the Plan at any time he or she chooses subject to compliance with Company policies and any applicable U.S. and non-U.S., local, state and federal securities laws. A Participant assumes the risk of any market fluctuations in the price of the Common Stock.

SECTION 16. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

(a)

The Board may amend the Plan in such respects as it shall deem advisable; provided, however, that, to the extent required for compliance with Code Section 423 or any applicable law, regulation or stock exchange rule, stockholder approval will be required for any amendment that will (i) increase the total number of shares as to which Options may be granted under the Plan, (ii) modify the class of employees eligible to receive Options, (iii) change the corporation granting Options under the Plan or change the stock available for purchase under the Plan or (iv) otherwise require stockholder approval under any applicable law or regulation; and provided further, that except as provided in this Section 16, no amendment to the Plan shall make any change in any Option previously granted which adversely affects the rights of any Participant.

(b)

The Plan shall continue in effect through June 15, 2020. Notwithstanding the foregoing, the Board may at any time and for any reason suspend or terminate the Plan. During any period of suspension or upon termination of the Plan, no Options shall be granted.

(c)

Except as provided in Section 19, no such termination of the Plan may affect Options previously granted, provided that the Plan or an Offering may be terminated by the Board on a Purchase Date or by the Board setting a new Purchase Date with respect to an Offering and a Purchase Period then in progress if the Board determines that termination of the Plan and/or the Offering is in the best interests of the Company and the stockholders or if continuation of the Plan and/or the Offering would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting rules applicable to the Plan.

SECTION 17. NO RIGHTS AS AN EMPLOYEE

Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or a Parent Corporation, Subsidiary Corporation or Affiliate or to affect the right of the Company or a Parent Corporation, Subsidiary Corporation or Affiliate to terminate the employment of any person (including any Eligible Employee or Participant) at any time with or without cause.

SECTION 18. EFFECT UPON OTHER PLANS

The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Parent Corporation, Subsidiary Corporation or Affiliate. Nothing in the Plan shall be construed to limit the right of the Company or any Parent Corporation, Subsidiary Corporation or Affiliate to (a) establish any other forms of incentives or compensation for employees of the Company, a Parent Corporation, Subsidiary Corporation or Affiliate or (b) grant or assume options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

SECTION 19. ADJUSTMENTS

19.1	Adjustment of Shares

In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, split-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefore or received in their place, being exchanged for a different number or kind of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock, then (subject to any required action by the Company’s stockholders), the Board or the Committee, in its sole discretion, shall make such equitable adjustments as it shall deem appropriate in the circumstances in (i) the maximum number and kind of shares of Common Stock subject to the Plan as set forth in Section 4, (ii) the number and kind of securities that are subject to any outstanding Option and the per share price of such securities and (iii) the maximum number of shares of Common Stock that may be purchased by a Participant in a Purchase Period, or by all Participants in a single Purchase Period. The determination by the Board or the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding. Notwithstanding the foregoing, a merger, asset sale, dissolution or liquidation of the Company shall not be governed by this Section 19.1 but shall be governed by Sections 19.2 and 19.3.

19.2	Dissolution or Liquidation of the Company

In the event of the proposed dissolution or liquidation of the Company, the Offering then in progress shall be shortened by setting a new Purchase Date and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The new Purchase Date shall be a specified date before the date of the Company’s proposed dissolution or liquidation. The Board shall notify each Participant in writing prior to the new Purchase Date that the Purchase Date for the Participant’s Option has been changed to the new Purchase Date and that the Participant’s Option shall be exercised automatically on the new Purchase Date, unless prior to such date the Participant has withdrawn from the Plan as provided in Section 11.

19.3	Company Transaction

In the event of a Company Transaction, each outstanding Option shall be assumed or an equivalent option substituted by the successor company or parent thereof (the “Successor Company”). In the event that the Successor Company refuses to assume or substitute for the Option, any Offering then in progress shall be shortened by setting a new Purchase Date. The new Purchase Date shall be a specified date before the date of the Company Transaction. The Board shall notify each Participant in writing, prior to the new Purchase Date, that the Purchase Date for the Participant’s Option has been changed to the new Purchase Date and that the Participant’s Option shall be exercised automatically on the new Purchase Date, unless prior to such date the Participant has withdrawn from the Plan as provided in Section 11.

19.4	Limitations

The grant of Options shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

SECTION 20. REGISTRATION; CERTIFICATES FOR SHARES

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under U.S. state and non-U.S. securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with U.S. and non-U.S. local, state and federal securities laws.

To the extent that the Plan or any instrument evidencing shares of Common Stock provides for issuance of stock certificates to reflect the issuance of such shares, the issuance may be affected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

SECTION 21. NOTICES; ELECTRONIC DELIVERY

All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

Any reference in the Plan to the Subscription, enrollment forms, authorizations, or any other document in writing shall include any agreement or document delivered electronically, including through the Company’s intranet. The Company may also request any consents or signatures from a Participant related to his or her participation in the Plan by electronic means to the extent permitted under applicable law.

SECTION 22. ELIGIBLE EMPLOYEES IN OTHER COUNTRIES

Without amending the Plan, the Plan Administrator may grant Options or establish other procedures to provide benefits to Eligible Employees of non-U.S. Designated Companies. The Plan Administrator may make such procedures and grants on terms and conditions different from those specified in this Plan, as may, in the judgment of the Plan Administrator, be necessary or desirable to foster and promote achievement of the purposes of the Plan. The Plan Administrator shall have authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable: (a) to comply with provisions of applicable law, regulation or similar requirements to operate the Plan in an advantageous manner in countries or jurisdictions outside the U.S. in which the Company or any Designated Company may operate or have employees; (b) to ensure the viability of Plan benefits for Eligible Employees employed in such countries or jurisdictions; and (c) to meet the objectives of the Plan. Notwithstanding anything to the contrary herein, any such actions taken by the Plan Administrator with respect to Eligible Employees of any non-U.S. Designated Companies may be treated as a subplan outside of an “employee stock purchase plan” as defined under Code Section 423, including the Non-423 Component of the Plan. Such subplans are not subject to the requirements of Code Section 423, nor to Plan provisions that incorporate or otherwise reflect such requirements. Nothing in this Section authorizes the Plan Administrator to increase the total number of shares authorized by the stockholders, to expand the class of eligible participants, or to alter the type of award available under this Plan.

SECTION 23. GOVERNING LAW

The Plan, all Options granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Washington without giving effect to principles of conflicts of law.

SECTION 24. EFFECTIVE DATE

The Plan shall become effective on the date it is approved by the Company’s stockholders, so long as such approval is obtained within 12 months of the date on which the Plan was adopted by the Board.

APPENDIX A

DATED: 2 November, 2009

ESTERLINE TECHNOLOGIES CORPORATION

SHARESAVE SCHEME

DENTON WILDE SAPTE

1 Fleet Place

London EC4M 7WS

Tel. 020 7242 1212

Fax. 020 7246 7777

Ref ALJ/7100670.01

- i -

1.	INTERPRETATION AND CONSTRUCTION

1.1	Definitions

In the Scheme, the following expressions have the following respective meanings:

The “Act” is the Income Tax (Earnings and Pensions) Act 2003.

The “Board” is the board of directors of the Grantor or a committee appointed by the Board to carry out the administration of the Scheme and to perform the obligations of the Board under the Scheme.

The “Bonus Date” of a Savings Contract is the earliest date on which the Relevant Bonus is payable under the Savings Contract entered into by the Eligible Employee.

“Control” has the meaning given to it by section 719 of the Act.

A “Dealing Day” is a day on which the New York Stock Exchange is open for business.

An “Eligible Employee” is any individual who is eligible to participate in the Scheme in accordance with Rule 2 (Eligibility in respect of a relevant invitation).

The “Exercise Price” is the price payable for Shares as set out in Rule 3.9.

The “Grant Date” of an Option is the date on which it is granted.

The “Grantor” of the Scheme is Esterline Technologies Corporation

“The Group” is the Grantor and Subsidiaries.

“Holding Company” has the meaning given to it by section 736 of the Companies Act 1985.

“Key Feature” is a provision of the Scheme which is necessary in order the meet the requirements of Schedule 3 of the Act.

An “Option” is a right to purchase Shares under the Scheme.

A “Participant” is an Eligible Employee to whom an Option has been granted or, following his death, his personal representatives.

A “Participating Employer” is such members of the Group which the Board has for the time being agreed should be a Participating Employer for the purposes of the Scheme.

The “Relevant Bonus” is the Three-Year or the Five-Year Bonus as appropriate to the Savings Contract entered into by the Eligible Employee.

The “Rules” are the rules of the Scheme.

The “Savings Authority” is the person selected by the Board to whom contributions are payable under the terms of a Savings Contract.

A “Savings Contract” is, in relation to an Option, the contract approved by the Grantor and entered into, or to be entered into, in connection with the grant of that Option. The contract for each Participant must be such as to secure, as near as possible, a repayment (including the Relevant Bonus) equal to the total Exercise Price payable for all Shares comprised in the Participant’s Option. The contract must be with a Savings Authority under a certified contractual savings scheme, within the meaning of section 326 of the Taxes Act. The savings scheme must have been approved by the Board of Inland Revenue for the purposes of Schedule 3 to the Act.

The “Scheme” is this scheme as amended from time to time.

A “Share” is a share of common stock in the capital of the Grantor that complies with the conditions of paragraphs 18 to 22 (inclusive) of Schedule 3 to the Act and carries the same rights as all other shares of common stock in the capital of the Grantor already issued by the Grantor.

The “Specified Age” is the 65 birthday of a Participant unless a different normal retirement age is specified in the contract of employment of a Participant, in which case that normal retirement age will be the Specified Age.

“Subsidiary” is a company under the control (within the meaning of section 840 of the Taxes Act) of the Grantor.

The “Taxes Act” is the Income and Corporation Taxes Act 1988.

1.2	Construction

1.2.1	Where the context so admits, any reference in the Scheme;

1.2.1.1	to the singular number includes the plural and vice versa; and

1.2.1.2	to the masculine includes the feminine.

1.2.2	Any reference in the Scheme to an enactment includes that enactment as for the time being amended or re-enacted.

1.2.3	Any reference in the Scheme to the Act or any provision of the Act includes any act or provision repealed by and corresponding to the Act.

1.2.4	The headings to the Rules are for reference purposes only and are not to affect the meaning or construction of the Rules.

1.3	Governing law

The Scheme and any Option granted under it are governed by, and are to be construed in accordance with, English law.

1.4	Administration

1.4.1	The Board will operate and administer the Scheme on behalf of the Grantor, and all matters undertaken by the Board in relation to the Scheme will be undertaken on behalf of the Grantor.

1.4.2	The Board’s decision on the construction of the Rules and on any disputes arising under the Scheme will be final and binding on all persons.

1.4.3

The Board may appoint a committee to undertake all or part of the responsibilities of the Board under the Scheme upon such terms and conditions or generally as the Board may determine. The Board may from time to time vary the composition of the committee and its terms of reference and may rescind its appointment as the Board thinks fit.

2.	ELIGIBILITY

2.1	Compulsory eligibility

2.1.1	An individual is entitled to participate in the Scheme in respect of any invitation if he satisfies all of the conditions in Rule 2.1.2.

2.1.2	The conditions are that the individual;

2.1.2.1	is an employee or director of a Participating Employer on the qualification date;

2.1.2.2	has been an employee or director of a Participating Employer at all times during the qualifying period;

2.1.2.3	if he is a director, works at least 25 hours a week for a Participating Employer; and

2.1.2.4	the individual’s earning from his employment or office on the qualification date are general earnings to which section 15 or 21 of the Act apply.

2.1.3	The “qualifying period” is the period of 12 months ending on the qualification date or such shorter period as the Board may decide.

2.1.4	The “qualification date” is such date as the Board may select being a date that will ensure that the requirements of paragraph 6 of Schedule 3 to the Act are satisfied.

2.2	Discretionary eligibility

The Board may also admit to participation in the Scheme any other employee of a Participating Employer.

2.3	Maternity leave

2.3.1	This Rule 2.3 applies where a female Employee is away from work (whether or not she ceases to be an Employee) because of pregnancy or confinement.

2.3.2

She will be deemed for the purposes of the Rules to be an Employee unless and until the Board is satisfied that there is no longer any reasonable expectation of her returning to work in exercise of her contractual or statutory right to do so.

3.	GRANT OF OPTIONS

3.1	General

3.1.1	The Board may decide whether to operate the Scheme on any occasion and the number of Shares to be made available upon each occasion.

3.1.2	If the Board decides to do so, the Board shall invite each Eligible Employee to apply for the grant of an Option.

3.1.3	The Board shall ensure that the limit in Rule 4 (Individual limit) is not exceeded.

3.1.4	The Board may not grant any Options more than 10 years after the first grant of Options.

3.2	Timing of invitation

The Board may issue invitations at such time or times as it shall select with due regard being given to the requirements of the New York Stock Exchange (if any).

3.3	Invitations

3.3.1	The Board may issue invitations by such means as it may decide.

3.3.2	Each invitation shall state the date by which and the place to which the acceptance form must be returned. That date shall not be less than 14 days after the date on which the invitation was issued.

3.3.3

The invitation shall state the Exercise Price or, if the Exercise Price is not known, the Dealing Day by reference to which the Exercise Price will be calculated and in both cases the Dealing Day used to determine the Exercise Price shall be the third Dealing Day immediately before the day on which the invitation is issued.

3.4	Application forms

3.4.1	The Board shall make available to each Eligible Employee an application form which includes a proposal form for a Savings Contract.

3.4.2

The form shall contain provision for the Eligible Employee to state the amount of the monthly savings contribution that he wishes to make provided that the repayment under the Savings Contract must equate as nearly as possible to the aggregate Exercise Price for the number of Shares to be acquired under the Option.

3.4.3	The form shall also authorise the Eligible Employee’s employer to deduct the monthly savings contributions from his pay and to pay them to the Savings Authority.

3.5	Application for an Option

3.5.1	An Eligible Employee who wishes to apply for an Option shall return the duly completed application form in accordance with the instructions set out in the invitation.

3.5.2	An Eligible Employee may not apply for more than one Option in response to any invitation unless the Board specifies otherwise.

3.6	Scaling Down

3.6.1.	This Rule 3.6 applies if applications are received for more Shares than are available on that occasion because of any limit chosen by the Board.

3.6.2

The Board shall have power to scale down applications in such manner as it sees fit provided that no application may be reduced below such sum as may be the minimum monthly contribution permitted under the Savings Contract at that time or such other amount as the Board decides.

3.6.3	If the applications, as scaled down, are for more Shares than are available the Board may choose either;

3.6.3.1	not to grant any Options; or

3.6.3.2	after scaling down all applications, to grant Options to applicants selected by lot.

3.6.4

If scaling down is necessary in accordance with this Rule, each application shall be deemed to have been modified in accordance with the terms of this Rule and each Savings Contract shall be amended to reflect such modification.

3.7	Grant of options

3.7.1

The Board shall either decide not to grant any Options or, subject to Rule 3.6, shall grant an Option to each Eligible Employee who has duly applied for an Option. It shall do so within 30 days of the Dealing Day used to calculate the Exercise price. The Board shall state at the Grant Date whether bonuses are to be included in repayments under the savings Contracts.

3.7.2	Each Option will be over the number of Shares for which the Eligible Employee has (or is deemed to have) applied.

3.7.3	A Participant’s option will lapse at once if his application for entry into a Savings Contract is not accepted, or his first contribution under that contract is not paid.

3.8	Excluded persons

3.8.1	The Board may not grant an Option to a person who is not employed by a Participating Employer on the Grant Date.

3.8.2

In addition, the Board may not grant an Option to an Eligible Employee if to do so would breach the requirements of paragraph 11 of Schedule 3 to the Act (persons who within the previous 12 months have had a material interest in certain companies).

3.9	Exercise Price

3.9.1	The Board shall determine the Exercise Price.

3.9.2	The Exercise Price shall not be less than 85 per cent. of the market value of a Share.

3.9.3	The “market value” of a Share is the closing price quoted on the New York Stock Exchange for the relevant Dealing Day as determined in accordance with paragraph 3.3.3.

3.10	Option Certificates

3.10.1

As soon as practicable after the Grant Date, the Board shall issue, or arrange for there to be issued, an Option certificate (“the Option Certificate”) to each Eligible Employee to whom it has granted an Option.

3.10.2	The Board may determine the form of the Option Certificate.

4.	INDIVIDUAL LIMIT

4.1	The monthly contribution payable by a Participant under his Savings Contract shall not exceed £250 or such other maximum amount for the time being permitted by Schedule 3 to the Act.

4.2	The Board may specify a lower maximum in relation to any particular invitation and may also specify different maximum monthly contributions for Savings Contracts of different durations.

4.3	The monthly contribution may not be less than £5.

5.	RESTRICTIONS UPON EXERCISE

5.1	General

This Rule 5 overrides the other Rules except where otherwise stated.

5.2	Employment with a Participating Employer

5.2.1	A Participant may not exercise his Option unless he holds an office or employment with a Participating Employer on the date of exercise.

5.2.2	The personal representatives of a Participant may not exercise the Participant’s Option unless the Participant held an office or employment with a Participating Employer on the date of his death.

5.2.3

Neither Rule 5.2.1 nor Rule 5.2.2 applies, however, if the Option becomes exercisable under Rule 7.3 (Death of a Participant ) or 7.4 (Leaving employment - special circumstances) or Rule 7.5 (Employment by an associated company).

5.3	Excluded persons

An individual (whether a Participant or his personal representatives) may not exercise an Option if to do so would breach the requirements of paragraph 11 of Schedule 3 to the Act (persons who within the previous 12 months have had a material interest in certain companies).

5.4	Restricted exercise

5.4.1	This Rule 5.4 applies if an Option is exercised before the Bonus Date.

5.4.2	The Option may only be exercised in respect of that number of Shares whose total Exercise Price can be satisfied out of the amount repayable under the Savings Contract as at the date of exercise.

5.4.3

For these purposes, any repayment under the Savings Contract shall exclude a repayment of any contribution (including interest thereon) the due date for payment of which falls after the date of the repayment.

5.5	Termination of Savings Contract

5.5.1

If a Participant gives, or is deemed to have given, notice to the relevant Savings Authority that he intends to stop paying contributions under his Savings Contract (other than in circumstances where the terms of that Savings Contract permit contributions to be temporarily suspended), his Option will lapse at once.

5.5.2	This Rule 5.5 does not, however, apply if the Option is then exercisable under Rule 7 (Leaving employment) or Rule 8 (Change in Control and liquidation).

5.6	Lapsing of Options

If an option lapses under any Rule, it may not be exercised subsequently under any other Rule.

6.	EXERCISE OF AN OPTION

6.1	General

6.1.1	A Participant may only exercise his Option during the period of six months starting with the Bonus Date.

6.1.2

This restriction does not apply, however, if the option is exercisable before the Bonus Date under Rule 7 (Leaving Employment) or Rule 8 (Change in Control and liquidation) or more than six months after the Bonus Date under Rule 7.3 (Death of a Participant).

6.1.3

Subject to Rules 6.3.2, 7 and 9, where an Option is exercisable, an Option may only be exercised in whole. This rule has been amended to exclude the partial exercise of options and relates only to Options granted after 2 November, 2009.[1]

6.2	Method of exercise

To exercise his Option, a Participant shall give written notice to the Board or to such other person in such form, and with such other documents, as the Board may decide and notify to Participants.

6.3	Payment

6.3.1	The notice of exercise shall be accompanied by payment in full at the Exercise Price or, if the Board so decides, an authority to obtain such payment from the Savings Authority.

6.3.2

The Exercise Price may only be provided out of the repayment, including any interest or bonus received, under the related Savings Contract (the “Repayment”). An Option may only be exercised over the whole number of shares which may be purchased with the sum obtained by way of the Repayment. This rule has been amended to exclude the partial exercise of options and relates only to Options granted after 2 November, 2009.[2]

6.4	Time of exercise

6.4.1

Unless otherwise specified in the notice of exercise, the time and date on which the notice of exercise, complete in all respects, is received at such office as the Board may specify is the time and date of exercise.

6.5	Transfer of Shares

6.5.1

Upon delivery of a notice of exercise by a Participant, the Grantor shall take steps to ensure that the Participating Employer by whom the Participant is employed makes available the number of Shares specified in the notice of exercise to the Participant or his nominee.

6.5.2

The Grantor shall procure that the Participating Employer transfers or makes arrangements to transfer those Shares to the Participant or his nominee in such manner as the Grantor shall decide, any stamp duty on such transfer being for the account of the Participating Employer by whom the Participant is employed.

6.5.3	The transfer of Shares shall take place within 30 days of the date of exercise.

6.5.4

The transfer, of Shares is, however, subject to any necessary consents or approvals as may be required by any competent authority having been obtained. It is also subject to the Participant having complied with the terms of the Option.

7.	LEAVING EMPLOYMENT

7.1	Leaving employment - general

7.1.1	A Participant’s option will lapse when he ceases to be employed by a Participating Employer.

7.1.2	This Rule does not, however, apply if the reason for the Participant ceasing to be employed is any one of those mentioned in Rules 7.3 and 7.4.

[1]

Where an Option is exercisable that was granted prior to 2 November, 2009, it may be exercised in whole or in part. If such an Option is exercised in part, it will lapse at once in respect of the balance.

[2]	For Options granted prior to 2 November, 2009, the Exercise Price may only be provided out of the repayment, including any interest or bonus received, under the Savings Contract.

7.2	Leaving employment - maternity leave

7.2.1	This Rule 7.2 applies where a female Participant is away from work (whether or not she ceases to be an Employee) because of pregnancy or confinement.

7.2.2

She will be deemed for the purposes of the Rules not to have ceased to be employed by a Participating Employer unless and until the Board is satisfied that there is no longer any reasonable expectation of her returning to work in exercise of her contractual or statutory right to do so.

7.3	Death of a Participant

7.3.1	If a Participant dies before the Bonus Date, his personal representatives may exercise his option in the 12 months after the date of his death. At the end of that period his Option will lapse.

7.3.2

If a Participant dies within a period of six months after the Bonus Date, his personal representatives may exercise his option in the 12 months after that Bonus Date. At the end of that period his Option will lapse.

7.4	Leaving employment - special circumstances

7.4.1	This Rule 7.4 applies if a Participant ceases to be employed by a Participating Employer for any of the following reasons;

7.4.1.1	his injury;

7.4.1.2	his disability;

7.4.1.3	his redundancy within the meaning of the Employment Rights Act 1996;

7.4.1.4	his retirement whether on reaching the Specified Age or the age at which he is bound to retire in accordance with the terms of his contract of employment;

7.4.1.5	the Grantor ceases to have Control of any company; or

7.4.1.6

the undertaking, or the part of the undertaking, in which he works is transferred to a transferee which is neither an associated company (within the meaning of paragraph 47 of Schedule 3 to the Act) of the Grantor nor a company of which the Grantor has Control.

7.4.2

Rule 7.4 also applies if a Participant ceases to be employed by a Participating Employer in circumstances where the Participant has held his Option for more than three years and the Board considers that it is equitable for the Participant to retain his Options.

7.4.3	The Participant may exercise his Option in the six months after the date on which he ceases to be employed. Subject to Rule 7.3, his Option will lapse at the end of that period.

7.5	Employment by an associated company

7.5.1

For the purposes of Rules 7.1 and 7.4, the Participant shall not be treated as having ceased to be employed by a Participating Employer until such time as he no longer holds an employment or office with;

7.5.1.1	the Grantor;

7.5.1.2	an associated company of the Grantor; or

7.5.1.3	a company under the Control of the Grantor;

and the period of six months referred to in Rule 7.4 will not start until that time.

7.5.2	If a Participant holds an office or employment on the Bonus Date with a company which is not a Participating Employer but which is;

7.5.2.1	an associated company of the Grantor; or

7.5.2.2	a company under the Control of the Grantor;

he may exercise his option in the period of six months starting with the Bonus Date. Subject to Rule 7.3, his Option will lapse at the end of that period.

7.5.3	For these purposes, an “associated company” has the meaning given to it for the purposes of paragraph 35 of Schedule 3 to the Act.

7.6	Employment after the Specified Age

If a Participant continues to hold an office or employment with a Participating Employer after the date on which he reaches the Specified Age in accordance with the terms of his retirement, he may exercise his Option in the six months after that date.

8.	CHANGE IN CONTROL AND LIQUIDATION

8.1	Change in control

8.1.1	This Rule 8.1 applies if any person (the “offeror”) (either alone or together with any person acting in concert with him) obtains Control of the Grantor;

8.1.1.1

as a result of making a general offer to acquire the whole of the issued share capital of the Grantor (or such part of the share capital as is not already owned by him and/or by any person acting in concert with him) made on condition such that if it is satisfied the offeror (together with any persons acting in concert with him) will have Control of the Grantor; or

8.1.1.2	as a result of making a general offer to acquire all the Shares in the Grantor (or such Shares as are not already owned by him and/or any person acting in concert with him).

8.1.2

Each Participant may exercise his Option at any time within the period of six months following the time when Control of the Grantor has changed and any condition subject to which the offer was made has been satisfied or waived

8.2	Scheme of arrangement

8.2.1

This Rule 8.2 applies if under Section 425 of the Companies Act 1985 the Court sanctions a compromise or arrangement proposed for the purposes of, or in connection with, a scheme for the reconstruction of the Grantor or its amalgamation with any other company or companies.

8.2.2	Each Participant may exercise his Option at any time starting with the time when the Court sanctions the compromise and ending with the date upon which it or the arrangement becomes effective.

8.2.3	Subject to Rule 9 (substitute Options following a change in Control) all Options will lapse upon the compromise or arrangement becoming effective.

8.3	Acquisition of minority holding

8.3.1

If any person becomes bound or entitled to acquire shares in the Grantor under Section 428 of the Companies Act 1985 a Participant shall be entitled to exercise his Option at any time when that person remains so bound or entitled.

8.4	Liquidation

8.4.1

Each Participant may exercise his Option in the period of 60 days after a resolution for the voluntary winding-up of the Grantor is passed. Subject to Rule 9 (Substitute Options following change in Control) all Options will lapse at the end of that period.

8.4.2

Where a Participant exercises his Option in accordance with Rule 8.4.1, he is entitled to share in the assets of the Grantor with existing holders of Shares in the same manner as he would have been entitled had the Shares been registered in his name before the resolution was passed.

8.4.3	Subject to Rules 8.4.1 and 9 (Substitute Options following change in Control), all Options will lapse when an effective resolution is passed or an order is made for the winding-up of the Grantor.

8.5	Overriding provision

8.5.1	This Rule 8.5 applies if:

8.5.1.1	the events referred to in this Rule 8 form part of an arrangement as a result of which the Grantor will be under the Control of another company;

8.5.1.2

the persons who will own shares in the acquiring company immediately after the arrangement will be substantially the same as the persons who own shares in the Grantor immediately before the arrangement; and

8.5.1.3	Participants are to be offered substitute options in accordance with Rule 9 (Substitute Options following change in Control).

8.5.2	Notwithstanding the earlier provisions of this Rule 8, Participants who hold Options which are not otherwise exercisable apart from this Rule 8 may not exercise those Options.

9.	SUBSTITUTE OPTIONS FOLLOWING CHANGE IN CONTROL

9.1	Application

9.1.1	This Rule 9 applies where a company (the “acquiring company) obtains Control of the Grantor:

9.1.1.1

as a result of making a general offer to acquire the whole of the issued share capital of the Grantor (or such part of the share capital as is not already owned by it and/or by its Holding Company and/or by its Subsidiaries of those of its Holding Company) made on a condition such that if it is satisfied the acquiring company will have Control of the Grantor; or

9.1.1.2

as a result of making a general offer to acquire all the Shares (or such of the Shares as are not already owned by it and/or by its Holding Company and/or by its Subsidiaries or those of its Holding Company).

9.1.2	It also applies if the acquiring company obtains control of the Grantor as a result of a compromise or arrangement sanctioned by the court under Section 425 of the Companies Act 1985.

9.1.3	It also applies if the acquiring company becomes bound or entitled to acquire shares in the Grantor under Sections 428 to 430 of the Companies Act 1985.

9.2	Release of Options

With the agreement of the acquiring company and subject to the conditions referred to in Rule 9.3, a Participant may release his Option (the “old option”) in consideration of the grant to him of another option (the “new option”).

9.3	The conditions

9.3.1	The release and grant shall happen within the period mentioned in Rule 9.4.

9.3.2	The new option shall be over shares in the acquiring company or some other company falling within paragraph 18(b) or 18(c) of Schedule 3 to the Act.

9.3.3	The new option shall be over shares which comply with the conditions of paragraphs 18 to 22 (inclusive) of Schedule 3 to the Act.

9.3.4

The total market value of the Shares subject to the old option immediately before the release shall be equal to the total market value of the shares subject to the new option immediately after the release. The terms of the release and grant shall be approved in advance by the Board of Inland Revenue. For this purpose, market value shall be determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992.

9.3.5	The aggregate exercise Price of the new option shall be equal to the aggregate Exercise Price of the old option.

9.3.6	In applying Rules 9.3.4 and 9.3.5 minor fractional entitlements may be ignored, so as to round the number of shares and the exercise price down to the nearest integers.

9.4	Period for release

9.4.1

In a case falling within Rule 9.1.1, the period is six months starting with the time when the acquiring company obtains Control of the Grantor and any condition subject to which the offer is made is satisfied or waived.

9.4.2	In a case falling within Rule 9.1.2, the period is six months starting with the time when the court sanctions the compromise or arrangement.

9.4.3	In a case falling within Rule 9.1.3, it is the period during which the acquiring company remains so bound or entitled.

9.5	Consequences of release

9.5.1	This Rule 9.5 applies where a Participant has been granted a new option in accordance with this Rule 9.

9.5.2	The new option is exercisable in the same manner as the old option.

9.5.3	The Rules are to be construed in relation to the new option as if references to Shares were references to the shares in respect of which the new option was granted.

9.5.4

Rules 6 to 11 (inclusive) are to be construed in relation to the new option as if references to the Grantor (including any such references as occur in expressions which are defined in Rule 1 and used in those Rules, except in the definition of Participating Employer) were references to the company in respect of whose shares the new option is granted.

10.	VARIATION OF CAPITAL

10.1	General

10.1.1	This Rule 10 applies if there is a variation in the share capital of the Grantor.

10.1.2

In particular, but without limitation, it applies if the Grantor makes a capitalisation issue, or if an offer or invitation to shareholders in the Grantor is made by way of rights, or if the Grantor’s share capital is consolidated, subdivided or reduced.

10.2	Adjustment of options

10.2.1	Subject to the rest of this Rule 10, the Board may adjust each Option in such manner as it decides to be appropriate

10.2.2	The adjustment may be to any or all of the nominal amount and the number of Shares subject to the Option and the Exercise Price.

10.2.3	The adjustment shall, however, be on the basis that, so far as possible, there is no material change to the aggregate Exercise Price of the Option.

10.2.4	For the avoidance of doubt, the Board may make such adjustments to any Option which has been exercised, but in respect of which Shares have not yet been transferred.

10.2.5	The Board’s decision will be final and binding on each Participant.

10.3	Restrictions on adjustment

10.3.1

Before making the adjustment, the Board shall obtain the written confirmation of the Grantor’s auditors (acting as experts and not as arbitrators) that the adjustment is, in their opinion, fair and reasonable.

10.3.2	The Board shall obtain the prior approval of the Board of Inland Revenue to any adjustment under this Rule 10.

10.3.3	The Board may not reduce the Exercise Price to below the nominal value of a Share unless and to the extent permitted under the Grantor’s articles of association.

10.4	Notification of adjustment

The Board shall notify each Participant of any adjustment to his option as soon as practicable after its decision.

11.	GENERAL

11.1	Non-transferability of options

11.1.1	An Option is personal to the Participant and his personal representatives.

11.1.2

If a Participant transfers his Option or creates in favour of any third party any interest in his Option or, in any case, attempts so to do, or if a bankruptcy order is made in respect of him (or any similar event occurs under the laws of any other country), his Option will lapse.

11.2	Loss of office

11.2.1	Participation in the Scheme by a Participant is a matter entirely separate from, and does not affect, his pension rights or terms of employment.

11.2.2

In particular (but without limitation), if for any reason a Participant ceases to be employed by a member of the Group or to be entitled to exercise his Option, he shall not be entitled to any compensation or damages for or by reference to the rights granted to, or the benefits capable of being received by, him under the Scheme or for any loss or diminution in value in such rights or benefits whether such compensation or damages are claimed for wrongful or unfair dismissal, other breach of contract or by way of compensation for loss of office or otherwise.

11.3	Notices and circulars to shareholders

11.3.1	The Board is not obliged to give Participants copies of any notices, circulars and other documents sent by the Grantor to its shareholders.

11.3.2	The Board shall, however, give Participants written notice of events which entitle Participants to exercise their Options under Rule 8 (Change in Control and liquidation).

11.4	Costs and expenses

The Grantor will pay the cost of the preparation and operation of the Scheme. The Board may, however, require the Participating Employers to share the cost on such a basis as the Board considers fair.

11.5	Notices to Employees and Participants

11.5.1	The Board may give any notice under the Scheme to the person entitled to it either personally or through the internal post or by sending it by post to the address supplied by him for that purpose.

11.5.2

Where a notice or document is sent by post by the Board it shall be deemed to have been received 48 hours after it was put into the post. All notices and documents sent by post will be sent at the risk of the addressee.

11.5.3

All notices and documents given through normal internal communications or sent by post will be given or sent at the risk of the addressee concerned. No member of the Group shall have any liability whatsoever to the addressee in respect of any notice or document given or sent, nor shall any member of the Group be concerned to see that the addressee actually receives it.

11.6	Notices to the Board

An Employee or a Participant may give notice to the Board by delivering it to, or sending it to, the Grantor at its registered office marked for the attention of the Company Secretary. The Board may make other arrangements for the receipt of notices.

12.	AMENDMENT AND TERMINATION

12.1	Power of amendment - general

Subject to the limitations in Rule 12.2, the Board may from time to time amend the Scheme in any respect.

12.2	Power of amendment - limitations

12.2.1	Subject to Rule 12.3, no amendment which is to the advantage of Employees or Participants may be made to the provisions mentioned in Rule 12.2.2 without the prior approval of the Grantor.

12.2.2

The provisions are: Rule 2 (Eligibility), Rule 3.1.3 (General), Rule 3.9 (Exercise Price), Rule 4 (Individual limit), Rule 5 (Restrictions upon exercise), Rule 7 (Leaving employment), Rule 8 (Change in Control and liquidation), Rule 9 (Substitute Options following change in Control), Rule 10 (Variation of capital), Rule 11.1 (Non-transferability of Options), and this Rule 12.

12.2.3	No amendment may be made which would affect adversely any of the subsisting rights of a Participant.

12.2.4	Whilst the Scheme is approved under the Act, no amendment to a Key Feature shall have effect unless it has been approved by the Board of Inland Revenue.

12.3	Power of amendment - exceptions

12.3.1

The Board may amend the Scheme as it considers necessary (or as may be consequential upon such necessary amendments) to enable the Scheme to obtain or maintain the approval of the Board of Inland Revenue under the Act.

12.3.2	The Board may amend the Scheme in order to take account of any amendments to the Act or other applicable legislation.

12.3.3	The Board may amend the Scheme as it considers necessary or desirable to obtain or maintain favourable tax, exchange control or regulatory treatment for Participants or any member of the Group.

12.3.4	The Board may make minor amendments to the Scheme to benefit its administration.

12.4	Notification of amendments

The Board shall give written notice to all Participants of any amendment which affects their rights.

12.5	Termination

The Board may at any time terminate the Scheme in which case no further Options will be granted. In all other respects the provisions of the Scheme will remain in force.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

ESTERLINE TECHNOLOGIES CORPORATION

INTERNET

http://www.proxyvoting.com/esl

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE 1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

63682

Fulfillment 64399

FOLD AND DETACH HERE

Please mark your votes as indicated in this example

1. Election of the following Director Nominees: To serve a term that expires in 2013:

01 Paul V. Haack

02 R. Bradley Lawrence

03 LeRoy D. Nosbaum

To serve a term that expires in 2012:

04 Gary E. Pruitt

To serve a term that expires in 2011:

05 John F. Clearman

FOR ALL

WITHHOLD FOR ALL

*EXCEPTIONS

2. To consider and approve the Company’s Amended and Restated 2004 Equity Incentive Plan.

3. To consider and approve the Company’s Amended and Restated 2002 Employee Stock Purchase Plan.

4. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 29, 2010.

FOR AGAINST ABSTAIN

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)

*Exceptions

This proxy, when properly executed, will be voted in the manner directed on this proxy card. Management recommends a vote FOR all nominees designated on this proxy card and FOR proposals 2, 3 & 4.

If no specification is made, a vote FOR all nominees and FOR proposals 2, 3 & 4 will be entered. In their discretion, the holders of this proxy are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

The undersigned hereby revokes any proxy or proxies heretofore given for such shares and ratifies all that said proxies or their substitutes may lawfully do by virtue hereof.

Mark Here for Address Change or Comments

SEE REVERSE

Signature

Signature

Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

You can now access your Esterline Technologies Corporation account online.

Access your Esterline Technologies Corporation account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for Esterline Technologies Corporation, now makes it easy and convenient to get current information on your shareholder account.

View account status

View payment history for dividends

View certificate history

Make address changes

View book-entry information

Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/isd For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time

Investor ServiceDirect ®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The Proxy Statement and the 2009 Annual Report to Shareholders are available at: http://www.proxyvoting.com/esl

FOLD AND DETACH HERE

PROXY

ESTERLINE TECHNOLOGIES CORPORATION

This Proxy is Solicited on Behalf of The Board of Directors

The undersigned hereby appoints R. Bradley Lawrence and Robert D. George and each of them as proxies, each with full power of substitution, to represent and vote for and on behalf of the undersigned, the number of shares of common stock of Esterline Technologies Corporation that the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held on March 3, 2010, or at any adjournment or postponement thereof. The undersigned directs that this proxy be voted as follows:

Address Change/Comments

(Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

63682 Fulfillment 64399

Esterline Technologies Corporation

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to Be Held on Wednesday, March 3, 2010

The Proxy Statement, Annual Report and other proxy materials are available at:

http://www.proxyvoting.com/esl

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

ESTERLINE TECHNOLOGIES CORPORATION

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before February 17, 2010 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:

(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone: 1-888-313-0164

(outside of the U.S. and Canada call 201-680-6688).

Email: shrrelations@bnymellon.com

(you must reference your 11-digit control number in your email)

Internet: http://www.proxyvoting.com/esl

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE

This is not a proxy card. You cannot use this notice to vote your shares.

Dear Esterline Technologies Corporation Shareholder:

The 2010 Annual Meeting of Shareholders of Esterline Technologies Corporation (the “Company”) will be held at the Seattle offices of Perkins Coie LLP, 1201 Third Avenue, Suite 4800, Seattle, Washington 98101, on Wednesday, March 3, 2010, at 10:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

(1) to elect as directors of the Company the five nominees named in the attached proxy statement;

(2) to consider and approve the Company’s Amended and Restated 2004 Equity Incentive Plan;

(3) to consider and approve the Company’s Amended and Restated 2002 Employee Stock Purchase Plan;

(4) to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 29, 2010; and

(5) to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on January 5, 2010 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN

YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO

VOTE YOUR PROXY ELECTRONICALLY.

63682

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found on our website, www.esterline.com.

Meeting Location:

Perkins Coie LLP

1201 Third Avenue

Suite 4800

Seattle, Washington 98101

The following materials are available for you to review online:

the Company’s 2010 Proxy Statement (including all attachments thereto);

the Company’s Annual Report for the year ended October 30, 2009 (which is not deemed to be part of the official proxy soliciting materials); and

any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)

Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)

Internet: http://www.proxyvoting.com/esl

The Proxy Materials for Esterline Technologies Corporation are available to review at:

http://www.proxyvoting.com/esl

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled

“To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.

Have this notice in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

63682